UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1800

U.S. GLOBAL INVESTORS FUNDS
(Exact name of registrant as specified in charter)

7900 CALLAGHAN ROAD SAN ANTONIO, TX			78229
(Address of principal executive offices)			(Zip code)

SUSAN B. MCGEE, ESQ. 7900 CALLAGHAN ROAD SAN ANTONIO, TX 78229
(Name and address of agent for service)

Registrant’s telephone number, including area code:		210-308-1234

Date of fiscal year end:	DECEMBER 31, 2012

Date of reporting period:	JUNE 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2012

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2012

(unaudited)

Table of Contents

Letter to Shareholders	1

Definitions for Management Teams’ Perspectives	14

Management Teams’ Perspectives	16

Expense Example	70

Portfolios of Investments	73

Notes to Portfolios of Investments	145

Statements of Assets and Liabilities	161

Statements of Operations	164

Statements of Changes in Net Assets	167

Notes to Financial Statements	172

Financial Highlights	192

Additional Information	208

Privacy Policy

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class

U.S. Treasury Securities Cash Fund	USTXX

U.S. Government Securities Savings Fund	UGSXX

Near-Term Tax Free Fund	NEARX

Tax Free Fund	USUTX

All American Equity Fund	GBTFX

Holmes Growth Fund	ACBGX

Global MegaTrends Fund	MEGAX

Global Resources Fund	PSPFX

World Precious Minerals Fund	UNWPX

Gold and Precious Metals Fund	USERX

Eastern European Fund	EUROX

Global Emerging Markets Fund	GEMFX

China Region Fund	USCOX

Institutional Class

Global MegaTrends Fund	MEGIX

Global Resources Fund	PIPFX

World Precious Minerals Fund	UNWIX

P.O. Box 659405 San Antonio, Texas 78265-9604 Tel 1.800.US.FUNDS Fax 1.210.308.1217 www.usfunds.com

U.S. Global Investors Funds

Dear Fellow Shareholder,

This summer, the world watched in awe as Michael Phelps became the most decorated Olympian. He has been training in the pool for an average of six hours a day, six days per week, which equates to about 30,000 hours of swimming since age 13. It’s inspiring to see the incredible results of his tremendous sacrifice and commitment.

Investing in global markets requires a similar drive, and we truly appreciate the resiliency and loyalty of our shareholders. During the first half of 2012, as fears of slowing global growth and its effect on commodities have continued, many dug their heels in the ground and resisted owning resources and emerging markets stocks. Negative investor sentiment was perpetuated by the 24/7 news cycle punctuated with pessimism. A commodity bull like me is about as rare as a positive story in the media.

One such fellow is Jeremy Grantham of GMO, who pounded the table for an investment in resources at a conference lately, but you wouldn’t know it by reading the headline of the CNN piece that covered the topic. In its article called, “Our planet will truly be toast,” CNN discussed Grantham’s comments on a global commodities shortage, saying he was “bearish on human resources... but bullish on natural resources investments.”

His argument focused on the swelling population in China, and the fact that the world experienced a “great paradigm shift” around 2000, when commodity prices, which were negative for decades, “abruptly reversed course.” He told the crowd, “in the long run, you can’t afford to miss this opportunity.” We agree.

The beginning of the past decade was clearly a tipping point for resources. When I became the chief investment officer of U.S. Global Investors in 1999, no one wanted to touch resources. Yet we recognized the significance of China and Eastern Europe ushering in free markets, believing this to be a positive change, with emerging markets as big beneficiaries of this massive shift.

This position has paid off for long-term Global Resources Fund (PSPFX) shareholders: As of June 30, 2012, the fund climbed an annualized 15.33 percent over the past 10 years, outperforming its benchmark, the Morgan Stanley Commodity Related Equity Index, which increased 12.98 percent. A hypothetical $10,000 invested in the fund would have grown to $41,695, compared to a growth of $33,941 in the benchmark.

This outperformance helped the fund earn the top ranking among 32 Lipper global natural resources peers for the 10-year timeframe as of June 30, 2012. For the 1- and 5-year periods, the fund ranked 51 out of 141 and 45 out of 78 Lipper global natural resources funds for total return as of June 30, 2012.

Among Lipper’s entire universe of 9,314 total funds, the fund is ranked 48 for the 10-year period, making it among the top 1 percent as of June 30, 2012. For the 1-year period, the fund is ranked 21,979 out of 22,904 total funds and for the 5-year period, the fund is ranked 13,887 out of 15,767 as of June 30, 2012.

As highlighted in Financial Planning magazine, investors have historically benefited from the inclusion of natural resources as part of a balanced portfolio because of their low correlation to the overall market. Among natural resources funds that had 10-year returns, U.S. Global Investors’ Global Resources Fund added the most return when included in a diversified portfolio and rebalanced annually.

We believe the world is only in the middle of its supercycle with several stages to come. Supercycles, or what we call S-curves, are long, continuous waves of boom and bust inherent in human history. While the overall trend is up, periods of volatility are an intrinsic part of this supergrowth. Not every down period is a sign of permanent demise — even a broken clock is right twice a day.

Investment Strategist Keith Fitz-Gerald noted in a commentary earlier this year that “people forget that world markets dropped 40 to 80 percent in 1987,” and the secular bull market continued. He says, the U.S. has endured some terrible events over the past century, including world wars, the Great Depression, multiple recessions, presidential assassinations, and the September 11 attacks. Still, the stock market has “been the best place to invest for the last 100 years,” Keith concludes.

I like to use the metaphor of an ice cube to explain how new equilibriums can have significant effects. We all understand what happens when you take ice out of the freezer. Above 32 degrees, ice changes form, from solid to liquid, but it’s still made up of hydrogen and oxygen.

A change in something the size of an ice cube does not have much impact — it’ll only leave a puddle of water on your counter. Picture a glacier thawing and how this huge chunk of ice drastically affects the world’s ocean level.

Or take H2O in steam form. At 211 degrees, water is way too hot to dip a finger, but it’s still one degree below the boiling point. As explained in the motivational book, 212: The Extra Degree, “Applying one extra degree of temperature to water means the difference between something that is simply very hot and something that generates enough force to power a machine.”

The significance of the changes in states of matter — whether it’s a chunk of melting ice or a steam engine — is that there is a tipping point that significantly alters the dynamics.

This metaphor can be applied to money, with trends including tremendous population growth, urbanization rates, changes in government policies, innovation and discoveries, and development of new technologies having potentially significant changes in the velocity of money. As global investors, we watch for trends like these to know how to invest in commodities and markets, find new opportunities and adjust for risk.

In 1989 when the Berlin Wall fell, famous investors Stanley Druckenmiller and George Soros recognized this event as a significant inflection point in government policies and invested in severely undervalued German marks. This decision paid off, resulting in an investment worth millions of dollars.

Smart investors look past the rampant negativity to see these patterns and anomalies to determine where the opportunities and threats lie. At the heart of James Surowieki’s book, The Wisdom of Crowds, is the idea that “under the right circumstances,” groups of people can make “remarkably intelligent” decisions compared to a single person on his or her own. Surowieki believes that people are “programmed to be collectively smart.”

Over the past decade, the “wise crowd” has been investing in Apple’s stock, as they recognized the tremendous effect that iPods, iPhones and iPads would have on the company’s growth. Now Apple’s market capitalization of around $500 billion is a greater market cap than the market cap of all of the utilities companies in the S&P 500, greater than all of the S&P 500 materials companies combined and greater than the telecommunications companies. Apple also generates more profit on an earnings before interest, taxes, depreciation and amortization (EBITDA) basis than any of those sectors.

Clearly, Apple is an admirable company and some of our funds have benefited from holding shares at times. The company’s products are quickly becoming as common as toasters, with a survey by CNBC finding that half of all U.S. households own at least one Apple device! If a household has children, that number jumps to 60 percent.

However, while iPhones are flying off the shelf, natural resources that manufacture, charge and transmit data and voices for the devices seem to be overlooked. To make an iPhone, you need materials like plastics and metals; utilities to charge the device; and telecom companies to allow your phone to function as a mini-computer so you can surf the web and send emails.

Apple’s products cater to our “wants” because we have many choices. Some use BlackBerrys, others prefer Androids. Global resources supply our “needs.” Wants flourish, then fade; needs must always be met. We need companies to grow our food. We need oil, natural gas and coal to fuel our cities. We need to drive to work and school each day, and we need to keep our house warm in the winter and cool in the summer. And so do the other seven billion people on the planet.

Research shows that the vast majority of investors do not have exposure to these tremendous needs: According to Investment Company Institute, there is $11 trillion invested in mutual funds around the world. About 45 percent is invested in equity funds, or about $5 trillion. Yet only $50 billion is in natural resources mutual funds, or about 1 percent.

Compare this 1 percent weighting of all equity funds in the world to the fact that about 15 percent of the S&P 500 Index is made of energy and materials. This tells us that global resources are tremendously underappreciated and underweighted in individuals’ portfolios, especially when it comes to natural resources mutual funds.

Resources stocks are also underappreciated compared to their underlying commodities. As you can see in the following charts, there’s been a growing disparity between oil and gold compared to oil stocks and gold miners. While the commodities have seen considerable growth over the past three and a half years, oil and gold companies have languished.

In the first half of 2012 alone, the price of gold rose 2.16 percent, but the FTSE Gold Mines Index fell 15.83 percent and the NYSE Arca Gold Miners Index declined 12.72 percent. At one point in the last six months, the spread between the NYSE Arca Gold Miners Index and gold bullion reached the same extreme level it was during the 2008 credit crisis.

We believe either the price of gold should come down or gold stocks should rise, or a combination of both. There are naysayers who think gold is a bubble, but consider the total assets held in gold and gold stocks. The efficient frontier portfolio has historically found that a 90 percent allocation in the S&P 500 Index along with a maximum 10 percent allocation in gold stocks(1) increased return with no additional volatility.

We have always suggested a 5 to 10 percent weighting in gold and gold stocks and if U.S. mutual fund investors followed that recommendation, gold ETF and mutual fund assets would reach $600 billion to $1.2 trillion. As of June 30, 2012, the total assets held in all gold funds and ETFs was $121 billion — that’s only a 1 percent allocation to gold and gold stocks in their mutual fund portfolios.

Adam Hamilton from Zeal Intelligence finds that “beaten-down gold stocks are an incredible fundamental bargain.” Although gold miners have taken on additional mining costs due to rising energy costs, reduced supply and currency swings, he found that profit margins have been growing faster because of the ongoing bull market in gold.

Hamilton’s research discovered that gold companies are “super-cheap” relative to not only the price of gold, but also on an earnings and dividends basis. When he weighted the price-to-earnings ratios of the stocks in the NYSE Arca Gold BUGS Index (HUI) by market capitalization, he found that gold stocks are at the lowest levels that they have been during gold’s entire bull market. Gold companies are also cheaper than the overall stock market, as “a dollar of gold-stock profits costs investors $12, but the same dollar is going for $18 in the general markets,” according to Zeal’s research.

Hamilton says, “Like the rest of the markets, sentiment flows and ebbs in the gold stocks. Sometimes investors love them and bid them up to dizzying heights as greed reigns. But then the great sentiment pendulum starts swinging towards the opposite extreme of fear. And gold stocks are crushed to ridiculous unsustainable lows like we saw last month. Realize neither excessive greed nor excessive fear can persist for long.”

Gold stocks aren’t the only victims of today’s great sentiment swing. Hype over recent tech initial public offerings caused investors to rush into Groupon and Facebook. While the stocks appeared to be positioned to the public as a mainstream investment, I believe people were unaware of the risks involved when they purchased shares. Since the peak on their respective IPO days, these two companies lost a total of $74 billion in market capitalization, which is more than the total assets in Morningstar’s equity precious metals category as of June 30, 2012.

Tax Free Opportunities

Global investors need to be watchful of biases and impaired thinking that can adversely affect a portfolio. An overreaction to perceived risk has driven down the 10-year Treasury to as low as 1.49 percent. However, inflation burned at 1.7 percent. This means that after you factor in what you’ve lost from the destructive force of inflation, you are left with a negative return.

Instead of being stuck with this potentially losing proposition, we believe there are plenty of opportunities out there. One trend for income along with the potential for capital appreciation is dividend-paying companies. With Treasuries at historic lows, the dividend yield on the S&P 500 is actually higher than the 10-Year Treasury. This is a divergence from the past decade, as “the 10-Year Treasury bond yield has traded well in excess of the S&P 500 dividend yield, with an average yield premium of 222 basis points since 2000,” according to CLSA’s special dividend report. As shown below, the S&P 500 dividend yield is 60 basis points higher than the 10-year Treasury.

Dividend Yield
10-Year Treasury	1.49%
S&P 500 Index	2.12%
S&P 500 Energy Sector	2.13%
S&P 500 Materials Sector	2.33%
S&P 500 Utilities Sector	3.87%

10-Year Treasury as of 7/13/12; dividend yields as of 07/23/12. Source: Bloomberg

To take advantage of this tremendous opportunity for shareholders, U.S. Global’s equity funds, including the All American Equity Fund (GBTFX), the Eastern European Fund (EUROX), the Global Emerging Markets Fund (GEMFX) and the China Region Fund (USCOX), seek to invest a portion of their assets in well-run, growing companies that pay dividends.

Stocks in the Following Portfolios Have Average Dividend Yield of...

Dividend Yield
China Region Fund (USCOX)	3.38%
All American Equity Fund (GBTFX)	4.15%
Eastern European Fund (EUROX)	4.60%
Global Emerging Markets Fund (GEMFX)	5.79%

Past performance does not guarantee future results. Dividend yields are as of 6-29-2012. These figures do not represent the funds’ yields, which may be materially different from the average yields of the stocks held in the funds.

Source: Bloomberg

If you need to park some money for a few years, you may have noticed that 3-year certificates of deposit (CDs) offered at a bank were yielding an average of 0.99 percent in July. These CDs lock up your cash for three years and generally come with a penalty for early withdrawal, which can greatly lower returns.

There may be better-yielding alternatives out there for those who can take on some risk as they seek higher returns. For example, U.S. Global Investors’ Near-Term Tax Free Fund (NEARX), which has an overall Morningstar rating of 4 stars, had a higher 30-day SEC yield on a tax-equivalent basis based on a 35 percent tax rate as of June 30, 2012. Also, the fund invests in bonds that have an average maturity of just over 3 years, which is about the same holding period as a 3-year CD.

Over the past decade, the fund has provided what we believe to be “peace of mind,” producing positive results every year. As of June 30, 2012, a 10-year hypothetical $10,000 investment in the Near-Term Tax Free Fund has grown to nearly $14,000. The fund shows that sometimes the turtle wins the race.

Unlike a CD, the fund is not FDIC insured, but it does provide the flexibility of daily liquidity that comes with a mutual fund.

With the Fed likely keeping interest rates low through 2014, investors’ portfolios cannot afford to remain sidelined. As I like to say, anticipate before you participate, and understand the drivers of the Supercycle growth that will be punctuated with moments of tremendous rises along with temporary setbacks. Global investors who have persevered through these ups and downs have historically been rewarded.

Sincerely,

Frank Holmes

CEO and Chief Investment Officer

U.S. Global Investors, Inc.

(1)Time series for Toronto Gold & Precious Minerals Index is a composite of this index’s returns from 1970 to 2000. Thereafter, the S&P/TSX Gold Index is used. Both series are analyzed based on their returns achieved in U.S. dollar terms.

(2)Near-Term Tax Free Fund data as of 6/30/12; 10-year Treasury yield as of 7/13/12; and CD rates from Bankrate.com site average as of 7/24/2012.

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Unlike bank savings accounts, an investment in a municipal bond fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Compare	Near-Term Tax Free Fund	Bank CD
Type of Investment and Objective	Municipal bond fund; seeks current income that is exempt from federal income tax and seeks preservation of capital	Certificate of deposit; entitles the bearer to receive interest
Primary Investments	Investment grade municipal bonds with relatively short maturity	A promissory note issued by a bank
Stable share price?	No, but seeks minimal fluctuations	Yes
Penalty free withdrawals?	Yes	No, withdrawal before the maturity date usually incurs a penalty

Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that a decline in the credit quality of a portfolio holding could cause a fund’s share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes. Bond funds are subject to interest-rate risk; their value declines as interest rates rise.

The CD interest rate is typically a fixed rate of interest, and payable on a set maturity date. The 30-day yield is used for bond funds, balanced funds, and stock funds. It consists of the interest income the fund pays over a 30-day period, net of expenses, expressed as an annualized percentage of the fund’s share price. Tax Equivalent Yield is the before-tax yield you would have to get from a higher-paying but taxable investment to equal the yield from a tax-exempt investment and was computed assuming a 35% tax rate.

Morningstar Ratings are based on risk-adjusted return.The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk. This is not an offer to buy or sell securities.

The Toronto Stock Exchange Gold and Precious Minerals Total Return Index is the total return version of the Toronto Stock Exchange Gold and Precious Minerals Index with dividends reinvested. The S&P/TSX Global Gold Index is an international benchmark tracking the world’s leading gold companies with the intent to provide an investable representative index of publicly-traded international gold companies. The S&P 500 Oil & Gas Exploration & Production Index is a capitalization-weighted Index. The index is comprised of six stocks whose primary function is exploring for natural gas and oil resources on land or at sea. The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weighted index of companies involved in gold mining. The HUI Index was designed to provide significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years.

Definitions for Management Teams’ Perspectives

Benchmark Index Definitions

Returns for indexes reflect no deduction for fees, expenses or taxes, unless noted.

The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of 8 to 12 years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The Morgan Stanley Commodity Related Equity Index (CRX) is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

Other Index Definitions

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

The ISM Manufacturing Composite Index is a diffusion index calculated from five of the eight sub-components of a monthly survey of purchasing managers at roughly 300 manufacturing firms from 21 industries in all 50 states.

The Istanbul Stock Exchange National 100 Index (XU100) is a capitalization-weighted index composed of National Market companies except investment trusts.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

The MSCI China Index is a free-float weighted equity index that monitors the performance of stocks in the Chinese market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The S&P 100 Index is a market capitalization-weighted index consisting of 100 large blue chip stocks covering a broad-range of industries that is used as a benchmark to measure the performance of large cap stocks.

The S&P GSCI Total Return Index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

The S&P/TSX Venture Composite Index is a broad market indicator for the Canadian venture capital market. The index is market capitalization weighted and, at its inception, included 531 companies. A quarterly revision process is used to remove companies that comprise less than 0.05% of the weight of the index, and add companies whose weight, when included, will be greater than 0.05% of the index.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

Money Market Funds

Management Team’s Perspective

Introduction

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

Performance

U.S. Treasury Securities Cash Fund	As of June 30, 2012
7-Day Yield	0.01%
7-Day Effective Yield	0.01%

U.S. Government Securities Savings Fund	As of June 30, 2012
7-Day Yield	0.01%
7-Day Effective Yield	0.01%

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser’s voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

The economy began the year with some positive economic momentum as unemployment was falling, the consumer was spending and manufacturing remained relatively robust. In the first quarter of 2012, the global economy appeared stronger and, as a result, investor sentiment improved. As the year progressed, the economic slowdown in Europe and China proved too much to bear and negatively affected the U.S. economy. In June, the ISM Manufacturing Composite Index fell to 49.7, the lowest level in three years, indicating a modest contraction in the manufacturing sector. This was a surprising reading and was confirmed by a lower global trend for similar manufacturing readings. Consumer confidence fell, even though gasoline prices have been lower.

The ongoing European financial crisis continues without an obvious endpoint in the near future. China has been weak this year as policymakers attempted an economic “soft landing” that became more difficult with Europe’s economic activity deteriorating quicker than expected.

The Federal Reserve maintained its position for the first half of the year by not providing additional stimulus. We believe the Fed is allowing central banks around the world to do the heavy lifting this time as the European Central Bank and the Bank of China will likely be key players.

Inflation in the U.S. decelerated during the first six months of the year and the global trend is for lower inflation, allowing central bankers to comfortably shift to pro-growth policies. The Fed remains inclined to ease more if necessary and has committed to maintaining the extremely low interest rate environment through late-2014.

Fiscal austerity remains in vogue to address long-term fiscal imbalances in the developed world and will likely be a significant drag on growth in the U.S. and Europe for some time. Spending cuts and higher taxes are a stiff headwind to economic growth.

Yields on the three-month Treasury bill rose 7 basis points to 0.08 percent, while yields on the six-month bills rose 10 basis points to 0.16 percent. One-year agency discount note yields climbed 8 basis points to 0.22 percent. The market was still influenced by periodic bouts of risk aversion or other disruptions, with investors, at times, seeking to own short-term Treasury securities, at almost any cost.

Investment Highlights

The U.S. Treasury Securities Cash Fund performed in line with Lipper’s Treasury money market funds for the six months ending June 30, 2012, returning 0.00 percent, the same as the peer group. The U.S. Government Securities Savings Fund performed marginally below the Lipper government-only money market funds, returning 0.00 percent versus 0.01 percent for the peer group.

The U.S. Treasury Securities Cash Fund had a weighted average maturity of 2 days over the six-month period, as overnight repurchase agreements were some of the highest yielding options with the least amount of interest rate risk in the Treasury money market universe.

The U.S. Government Securities Savings Fund followed a short-laddered approach for much of the period and had a weighted average maturity of 17 days over the period. The fund took advantage of higher yields by selectively extending its ladder, but overall the six months continued to be a very difficult environment for money market fund investors.

Current Outlook

The Fed continues its stance to keep interest rates low for an extended period; recent developments reinforced this position. We continue to believe that the Fed will unlikely change course before 2014, with monetary policy likely to remain easy for some time.

Tax Free Funds

Management Team’s Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) and the Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

Performance Graphs

Near-Term Tax Free Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	1.55%	3.60%	4.14%	3.38%
Barclays Capital 3-Year Municipal Bond Index	1.29%	2.56%	4.30%	3.43%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Tax Free Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
Tax Free Fund	2.81%	7.52%	5.07%	4.26%
Barclays Capital 10-Year Municipal Bond Index	2.68%	10.30%	6.88%	5.62%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.70%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

The municipal bond market exhibited solid performance over the past six months as the Barclays Capital Municipal Bond Index rose 3.66 percent.

Even with more high profile municipal defaults during the first half of this year along with increased media attention to the issue, municipals have performed very well, with a lower number of defaults so far this year compared to the first half of 2011. Most municipal governments are making the tough but necessary changes to balance their budgets.

While yields have steadily declined over the first six months, the very long end of the yield curve has been the standout performer, as bonds with maturities of 22 years or more rose by 6.56 percent. Municipal market performance was consistent throughout the yield curve, as returns were more or less tied to maturity. Returns in the first quarter of 2012 roughly matched the returns in the second quarter. We began 2012 with high hopes for the economy but as the months wore on, economic data deteriorated. The constantly ongoing European financial crisis and fears of an economic hard landing in China drove interest rates lower.

Revenue-backed municipals outperformed general obligation credits by a wide margin, driven by hospital and industrial development issues. Credit factors played a sizable role in performance as low-quality outperformed high-quality bonds. AAA-rated municipals rose by 2.21 percent during the year versus 6.71 percent for BBB-rated bonds. High-yield (“junk”) bonds rose an eye-popping 9.65 percent over the past six months.

In specialty state trading, California and Illinois outperformed, while New York and Ohio underperformed.

The Federal Reserve has continued its plan to keep interest rates low through late-2014 and monetary policy loose for an extended period of time. Globally, central banks continue to cut interest rates and ease monetary policy as inflation has slowed considerably and the focus remains on stimulating growth.

Investment Highlights

Over the six months ended June 30, 2012, the Near-Term Tax Free Fund returned 1.55 percent, outperforming its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 1.29 percent. The Tax Free Fund returned 2.81 percent, also outperforming its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which returned 2.68 percent.

The Near-Term Tax Free Fund modestly outperformed the Short-Intermediate Lipper peer group for the past six months, while the Tax Free Fund trailed its respective Lipper peer group. The underperformance of the Tax Free Fund compared to its peers was primarily driven by fund credit and maturity preferences relative to the Lipper peer group. As discussed above, the long-end of the yield curve experienced significant outperformance and low quality and junk bonds significantly outperformed; the fund was positioned more conservatively.

Strengths

•  The Tax Free Fund maintained significant exposure to hospital-backed municipals, which outperformed.

•  The Tax Free Fund benefited from significant exposure to California, Illinois and Texas, which all outperformed.

•  The Near-Term Tax Free Fund benefited from significant exposure to Illinois, Texas and Florida which all outperformed.

•  From a maturity perspective, the Near-Term Tax Free Fund benefited from a longer maturity profile than its benchmark.

Weaknesses

•  Historically, the conservative credit profile of both funds proved to be an asset during volatile periods, but negatively impacted performance in the first six months of the year when bond markets were strong.

•  The Tax Free Fund maintained a relatively short maturity/duration profile. This negatively affected performance in relation to its benchmark and peer group, as longer maturities outperformed.

•  Bond structure also played a role in performance as the Tax Free Fund had little exposure to long maturities with discount coupon structures, which significantly outperformed.

Current Outlook

Opportunities

•  The long-intermediate portion of the yield curve appears to offer the best opportunity in the current market, as the Fed appears sidelined for an extended period. Globally, other central banks have begun easing aggressively, broadly supporting fixed income markets.

Threats

•  Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

•  When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment could become more difficult.

Near-Term Tax Free Fund
Municipal Bond Ratings	June 30, 2012
(Based on Total Municipal Bonds)

Tax Free Fund
Municipal Bond Ratings	June 30, 2012
(Based on Total Municipal Bonds)

All American Equity Fund

Management Team’s Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

Performance Graph

All American Equity Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
All American Equity Fund	7.17%	1.68%	(0.95)%	4.25%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

U.S. real GDP grew 1.9 percent in the first quarter and 1.5 percent in the second quarter. This weak growth has been driven largely by a rapidly slowing European economy and also a larger than expected slowdown in China. Manufacturing indicators in the U.S. had held up well and have been a source of strength until recently when the ISM Manufacturing Composite Index fell into contraction territory for the first time in three years.

After showing some improvement early in the year, the employment picture deteriorated quickly, with a sharp slowdown in nonfarm payroll growth in the second quarter of 2012. America’s unemployment rate in June 2012 was 8.2 percent. There were bright spots for the economy, including the fact that a housing recovery appears to be underway.

Inflation in the U.S. has trended lower through the first six months of the years and this has been a global phenomenon. The Federal Reserve remains much more concerned about deflation as economic weakness in Europe and Asia is likely to put downward pressure on global inflation. The Fed has kept its short-term interest rate target in a range of zero to 0.25 percent, which is unchanged for 2012.

The political environment in the U.S. remained one of strongly divided partisan debates, with the Democrats controlling the Presidency and the Senate, while the Republicans controlled the House of Representatives.

However, extreme volatility, fears of an economic hard landing in China, and the deteriorating European financial crisis provided a headwind throughout the first half of 2012. The S&P 500 Index rose 9.49 percent in the first six months of the year.

Investment Highlights

Overview

The All American Equity Fund returned 7.17 percent for the six months ended June 30, 2012, underperforming the 9.49 percent return for the benchmark S&P 500 Index.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund’s allocations to energy, consumer staples and telecommunication services sectors positively contributed to relative performance. The fund’s stock selection in energy, consumer staples and materials was particularly strong.

•  Industry groups that were standout performers for the fund included chemicals, machinery and pharmaceuticals.

•  Apple, Inc.,(1) Monster Beverage Corp.(2) and Starbucks Corp.(3) were among the best positive contributors to performance.

Weaknesses

•  The fund’s allocations to financials and technology were negative contributors to relative performance. The fund’s stock selection within the financial sector was the primary driver of underperformance.

•  The fund’s exposure to dividend-paying stocks over the past six months, while positive, trailed the broader market, which appreciated sharply in the first half of the year.

•  Defensive option strategies did not aid fund performance over the past six months as the market rallied strongly, particularly during the first few months of the period.

•  Las Vegas Sands Corp.,(4) F5 Networks, Inc.(5) and Seagate Technology plc(6) were among the worst individual contributors to performance.

Current Outlook

Opportunities

•  The U.S. economy has been surprisingly resilient during the past six months, and the global monetary easing cycle continues, which should be positive for equities in 2012.

•  Corporate cash levels continue to remain high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

•  Low interest rates, if continued throughout 2012, should provide a favorable backdrop for the economy and stock prices.

•  Dividend-paying stocks remain attractive as higher yielding investments. As of June 30, 2012, half of the companies in the S&P 500 Index pay a dividend at an annualized rate greater than the yield on the 10-year Treasury.

Threats

•  Europe is widely believed to be in a recession, and fiscal austerity both at home and abroad will continue to be headwinds in the second half of 2012.

•  An economic “hard landing” remains a risk as China has been a significant driver of global growth in recent years.

•  Government policy delays or outright missteps are a threat to global equity markets.

The fund ended the period with higher-than-normal cash positions that should enable the fund to take advantage of opportunities as they arise. The fund maintains an emphasis on dividend-paying stocks.

(1)This security comprised 3.43% of the fund’s total net assets as of 06/30/12.

(2)This security comprised 1.64% of the fund’s total net assets as of 06/30/12.

(3)This security comprised 1.88% of the fund’s total net assets as of 06/30/12.

(4)This security comprised 2.54% of the fund’s total net assets as of 06/30/12.

(5)The fund did not hold this security as of 06/30/12.

(6)This security comprised 0.87% of the fund’s total net assets as of 06/30/12.

Top 10 Holdings Based on Net Assets	June 30, 2012
(excluding repurchase agreement)

MasterCard, Inc. Commercial Services - Financial	3.79%
Apple, Inc. Computers	3.43%
Intel Corp. Electronic Components - Semiconductors	2.66%
Las Vegas Sands Corp. Casino Hotels	2.54%
Questcor Pharmaceuticals, Inc. Therapeutics	2.50%
The Fresh Market, Inc. Food - Retail	1.89%
Starbucks Corp. Retail - Restaurants	1.88%
Tangoe, Inc. Applications Software	1.88%
Bally Technologies, Inc. Casino Services	1.65%
Monster Beverage Corp. Beverages - Non-alcoholic	1.64%
TOTAL TOP TEN HOLDINGS	23.86%

Portfolio Allocation by Industry Sector*	June 30, 2012
Based on Total Investments

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Holmes Growth Fund

Management Team’s Perspective

Introduction

The Holmes Growth Fund (ACBGX) invests in companies with good growth prospects and strong positive earnings momentum. The fund’s primary objective is to seek long-term capital appreciation.

Performance Graph

Holmes Growth Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
Holmes Growth Fund	6.07%	(6.88)%	(2.66)%	3.38%
S&P Composite 1500 Index	9.33%	4.66%	0.49%	5.69%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

The economy began the year with some positive momentum as employment indicators were improving, retail sales were generally better than expected, housing-related activity was picking up and manufacturing was resilient.

Over the past couple of months, there has been a marked deceleration in economic activity with sharply slower growth out of Europe which has caused negative reverberations across the globe, particularly in China. We live in a global marketplace today and disruptions around the world have impacted many U.S.-based companies. This was reflected in the stock market in May.

Economic activity began faltering in the second quarter, with poor employment readings, weakening retail sales and the ISM Manufacturing Composite Index falling into contraction territory for the first time in three years.

After peaking in late summer 2011, U.S. inflation has trended lower for the past six months. Generally speaking, this has also been the case on a global basis, allowing central bankers around the world to shift their focus from fighting inflation to stabilizing and promoting economic growth. We have seen broad-based easing policies from the world’s central banks, which recognize that the margin for error in preventing a broad-based global recession is very low.

The Federal Reserve has kept its short-term interest rate target in a range of zero to 0.25 percent, unchanged during the past six months. The Fed remains committed to continuing its current accommodative policies and may even provide additional stimulus in the second half of 2012.

The U.S. political environment remains strongly divided and the sunset of Bush-era tax rates and spending cuts looming on January 1, 2013, may cause a significant negative fiscal shock to the U.S. economy unless action is taken. With the upcoming presidential election adding to uncertainty, it is difficult to determine whether a resolution can be reached by year end.

Despite the uncertainty, the fund’s benchmark, the S&P Composite 1500 Index, rose 9.33 percent over the past six months.

Investment Highlights

Overview

The fund rose 6.07 percent over the past six months, underperforming the benchmark, the S&P Composite 1500 Index, which returned 9.33 percent. The fund performed well early in the year, but growth-oriented stocks underperformed over the past couple of months. Defensive areas of the market outperformed, allowing the benchmark to catch up and surpass the fund’s performance.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund benefited from being underweight in the consumer staples, utilities and energy sectors, as those areas underperformed.

•  Industry groups that were standout performers for the fund included pharmaceuticals, aerospace & defense and beverages.

•  Apple, Inc.,(1) Ulta Salon Cosmetics & Fragrance, Inc.(2) and Monster Beverage Corp.(3) were among the best positive contributors to performance.

Weaknesses

•  Mega-capitalization stocks outperformed over the past six months, with the S&P 100 Index rising by 10.56 percent. The fund was relatively underweight this market cap group, as its holdings include mid- and small-cap companies, which underperformed not only the S&P 100 but the S&P 1500.

•  Cash and defensive option positions were a drag on performance as the market rallied strongly during the past six months.

•  Investments in Body Central Corp.(2) and Las Vegas Sands Corp.(4) failed to live up to expectations and were among the worst contributors to the fund’s performance. The fund’s largest holding, Newfoundland Capital Corp., Ltd.(5) also underperformed, falling by 2.95 percent during the period.

Current Outlook

Opportunities

•  The U.S. economy has been the relative bright spot in the global economy; companies with domestic exposure could outperform. We are now six months or so into a global easing cycle, which should be good for equities for the remainder of 2012.

•  Corporate cash levels are high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

•  At the end of the period, the fund maintained a higher than normal level of cash, which the fund can opportunistically deploy.

Threats

•  Fiscal austerity in the U.S. and abroad will continue to create economic headwinds.

•  China’s decelerating economic growth remains a risk to the global economy.

•  Continued outperformance of mega-cap stocks is a threat to the fund’s relative performance as the fund is relatively underweight this market cap group.

(1)This security comprised 4.08% of the fund’s total net assets as of 06/30/12.

(2)The fund did not hold this security as of 06/30/12.

(3)This security comprised 1.56% of the fund’s total net assets as of 06/30/12.

(4)This security comprised 2.65% of the fund’s total net assets as of 06/30/12.

(5)This security comprised 7.02% of the fund’s total net assets as of 06/30/12.

Top 10 Holdings Based on Net Assets	June 30, 2012
(excluding repurchase agreement)

Newfoundland Capital Corp., Ltd. Radio	7.02%
Apple, Inc. Computers	4.08%
MasterCard, Inc. Commercial Services - Financial	3.24%
Intel Corp. Electronic Components - Semiconductors	2.90%
Polaris Industries, Inc. Recreational Vehicles	2.87%
Alexion Pharmaceuticals, Inc. Medical - Biomedical/Gene	2.77%
Dunkin’ Brands Group, Inc. Retail - Restaurants	2.69%
Tangoe, Inc. Applications Software	2.68%
Questcor Pharmaceuticals, Inc. Therapeutics	2.68%
Las Vegas Sands Corp. Casino Hotels	2.65%
TOTAL TOP TEN HOLDINGS	33.58%

Portfolio Allocation by Industry Sector*	June 30, 2012
Based on Total Investments

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global MegaTrends Fund

Management Team’s Perspective

Introduction

The Global MegaTrends Fund (MEGAX and MEGIX) focuses on companies that are well positioned to benefit from substantial and sustainable growth that may occur over a multi-year time frame. The fund considers a broad range of investable opportunities, many of which are created by government policies, technological innovations and/or changes in market fundamentals for a product, service or commodity. The fund has the flexibility to invest globally and within any sector of the economy.

Performance Graph

Global MegaTrends Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global MegaTrends Fund - Investor Class	0.78%	(12.24)%	(5.71)%	2.25%	n/a
Global MegaTrends Fund - Institutional Class (Inception 3/1/10)	0.79%	(12.12)%	n/a	n/a	(0.22)%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%	11.20%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.35% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Political and economic considerations are very influential on the investment climate in which the Global MegaTrends Fund operates.

Continuing negative news surrounding the European sovereign debt crisis and weakening global growth negatively affected market sentiment in the first half of the year. This further increased investor risk-aversion, especially toward emerging markets equities and foreign currencies. This was a significant driver for the underperformance of international equities compared to domestic stocks in the fund’s portfolio during the period.

Additionally, commodity- and infrastructure-related companies lagged the broader U.S. market as uncertainty regarding future capital spending plans increased and fears over slowing growth in China gained momentum. In response, China cut its bank reserve requirements and one-year lending rate twice by the middle of the year to avoid further economic deterioration.

Moreover, there has been a global synchronized effort to increase economic stimulus across the globe to offset Europe’s economic contagion.

Investment Highlights

Overview

In the first six months of 2012, the Investor Class of the fund returned 0.78 percent and the Institutional Class posted a return of 0.79 percent. The benchmark S&P 500 Index returned 9.49 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Top contributors to fund performance in the first half the year included telecommunications and utility stocks as investors sought high dividend yields. AT&T, Inc.,(1) Verizon Communications, Inc.,(2) Suez Environment S.A.(3) and National Grid plc(3) provided strong contributions to fund performance.

•  In energy, the fund benefited from exposure to Master Limited Partnerships (MLPs) with holdings in Enterprise Products Partners, L.P.(4) and Atlas Energy L.P.(5) The addition of an oil services and equipment stock, National-Oilwell Varco, Inc.,(3) also contributed to fund returns.

•  Select international stocks such as Life Healthcare Group Holdings Ltd.,(3) based in South Africa, and PetroMagdalena Energy Corp.(3) from Colombia outperformed the S&P 500 Index.

•  Early positions in the period involving cyclical stocks such as Caterpillar, Inc.,(3) Cummins, Inc.,(3) Freeport-McMoRan Copper & Gold, Inc.(3) and CF Industries Holdings, Inc.(3) added to performance.

Weaknesses

•  The fund’s underperformance compared to the benchmark S&P 500 Index was mainly a result of sector allocation and stock selection in both domestic and international areas.

•  The most negative impact for the fund came from exposure to the industrials sector, which was the third worst performer in the S&P 500. Vitran Corp., Inc.,(3) PT United Tractors Tbk,(3) Primoris Services Corp.(3) and Cascade Corp.(3) were industrials that underperformed for the fund.

•  Foreign equities underperformed the S&P 500 Index in the first half of 2012. Historically, the portfolio carries significant exposure to developing economies because of their long-term growth opportunities, but this exposure created a short-term headwind for performance during the period.

•  Poor performance relative to the S&P 500 Index was also partially due to the fund’s underweight allocation to the U.S. consumer staples and technology, which outperformed the benchmark.

Current Outlook

Opportunities

•  At present, we believe the following investable trends will be multi-year themes:

1.  Real Estate Investment Trusts (REITs) and Master Limited Partnerships (MLPs) are in a primary uptrend. Investors are searching for yield and dividend growth in an environment of sub-two percent Treasury yields.

2.  The telecom and utility sectors are capitalizing on the current trends of high dividend income, pricing power and visible revenue growth in a competitive global economy.

3.  The consumer staples sector is benefiting from the globalization of U.S. brand name products abroad, above-average returns on capital and consistent growth.

•  A number of government policy actions initiated recently involving rate cuts from the European Central Bank and the Bank of China, along with more quantitative easing from the Bank of England, should be supportive for the economy and equities heading into the second half of the year.

Threats

•  While policymakers in Europe have made strides to stabilize the current debt crisis, contagion risks remain, which could lead to a liquidity shock similar to 2008.

•  China cut interest rates for the second time as of July 5, 2012, likely indicating that conditions on the ground remain challenging to restart its country’s economic growth.

(1)This security comprised 2.05% of the fund’s total net assets as of 06/30/12.

(2)This security comprised 2.03% of the fund’s total net assets as of 06/30/12.

(3)The fund did not hold this security as of 06/30/12.

(4)This security comprised 1.65% of the fund’s total net assets as of 06/30/12.

(5)This security comprised 1.08% of the fund’s total net assets as of 06/30/12.

Top 10 Holdings Based on Net Assets	June 30, 2012
(excluding repurchase agreement)

Pacific Stone Tech, Inc. Quarrying	3.96%
TJX Cos, Inc. Retail - Major Department Store	2.59%
Ross Stores, Inc. Retail - Apparel/Shoe	2.51%
Pacific Infrastructure, Inc. Real Estate Operating/Development	2.49%
Southern Co. Electric - Integrated	2.36%
NuStar Energy L.P. Pipelines	2.22%
AES Corp. Electric - Generation	2.15%
Exelon Corp. Electric - Integrated	2.07%
AT&T, Inc. Telephone - Integrated	2.05%
PPL Corp. Electric - Integrated	2.04%
TOTAL TOP TEN HOLDINGS	24.44%

Portfolio Allocation by Industry Sector*	June 30, 2012
Based on Total Investments

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund

Management Team’s Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

Performance Graph

Global Resources Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	(2.35)%	(19.03)%	(3.90)%	15.33%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	(2.13)%	(18.62)%	n/a	n/a	4.52%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%	11.20%
Morgan Stanley Commodity Related Equity Index	(6.14)%	(20.31)%	2.56%	12.98%	1.79%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six Month Period In Review - Economic And Political Issues That Affected The Fund

Similar to last year, early equity market gains came under pressure by mid-year, as investor risk aversion to the possibility of a sovereign debt default in Europe increased. Additionally, a series of data points indicating a deceleration in China’s economy pressured emerging market stocks. Consequently, capital flowed out of risky assets and strengthened the U.S. dollar, which weighed on commodity prices. This was a significant driver for the underperformance of international equities versus U.S. stocks in the portfolio during the period. The S&P 500 Index gained 9.49 percent in the first half of 2012. The MSCI Emerging Markets Index underperformed the S&P 500 Index by over 500 basis points in the period, and the S&P GSCI Total Return Index declined 7.23 percent.

Given the ongoing global economic headwinds, as well as heightened investor risk aversion, the fund maintained a relatively balanced weighting between the energy and basic materials sectors in the portfolio. Fund management also held a higher weighting in large capitalization domestic resource companies.

Investment Highlights

Overview

For the six-month period ended June 30, 2012, the Investor Class of the Global Resources Fund declined 2.35 percent and the Institutional Class declined 2.13 percent, outperforming the fund’s benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), which declined 6.14 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Stock selection in the oil exploration industry boosted returns in the quarter with junior oil company Africa Oil Corp.(1) gaining nearly 400% on news of a sizeable oil discovery in a new basin in Kenya.

•  The U.S. housing market appears to be recovering and the fund’s holdings in the new housing construction area performed well in the first half of the year. The fund benefited from gains in timber and forest stocks including Weyerhaeuser Co.,(2) Plum Creek Timber Co., Inc.(3) and West Fraser Timber Co., Ltd.(4)

•  Merger and acquisition activity in the natural resources sector slowed in the first half of 2012. However, the fund benefited from several transactions including the Glencore International plc(5) bid for Viterra, Inc.,(5) a Canadian-based grains processor, and a junior oil and gas exploration company in Colombia, PetroMagdelena Energy Corp.,(5) which was acquired by Pacific Rubiales Energy Corp.(6)

Weaknesses

•  After a strong start to the year, oil prices fell to multi-year lows by May on economic slowdown concerns and easing of geo-political risk related to Iran. Natural gas prices in the U.S. also fell to 12-year lows on oversupply. Both of these factors weighed on upstream oil and gas stocks and oil services and equipment stocks in the first half, including Nabors Industries Ltd.,(7) SM Energy Co.(8) and HRT Participacoes Em Petroleo S.A.(5)

•  Investor risk aversion continued to weigh on performance of junior exploration stocks through the first half. The S&P/TSX Venture Composite Index declined 19.85 percent, well below the 6.14 percent losses of the CRX Index. The portfolio has meaningful exposure to junior exploration stocks, and this overweighting created underperformance relative to the benchmark.

•  Despite gold prices gaining more than 2 percent, precious metals stocks fell in the first six months, with the NYSE Arca Gold Miners Index down 12.72 percent. Our holdings in Coeur d’Alene Mines Corp.,(5) Randgold Resources Ltd.(5) and Gran Colombia Gold Corp.(9) contributed to losses.

Current Outlook

Opportunities

•  Copper looks relatively attractive versus many other base metals as the refined copper industry is expected to be short in supply for another consecutive year in 2012. While demand growth expectations have been tempered, bringing on new capacity has been a challenge to the industry in recent years. Usage of copper stockpiles in China, the world’s largest copper consumer, has whittled down inventories to low levels, and the global stocks-to-use ratio remains tight, at roughly two weeks. Any unanticipated increase in demand for the remainder of 2012 could quickly tighten the market and push prices higher. We remain bullish on copper miners with solid balance sheets that can fund growth projects from cash flow.

•  With the rapid development of North American oil and gas shale basins, including the Marcellus in Pennsylvania, the Eagle Ford in Texas and the Bakken in North Dakota, infrastructure constraints are being alleviated with new investment in assets to gather, process and transport growing oil and gas volumes. We believe certain Master Limited Partnerships (MLPs) with attractive assets and geographic locations will continue to allow investors to reap the benefits of the prolific development of shale plays in the U.S. and Canada.

•  The agricultural and fertilizer sector remains promising. The growing middle class through emerging markets continues to consume more grains, principally through the production of more meat. While we have seen a surge in the production of grains, no additional farmland has been created. Therefore, one of the key ways we’re seeing increased yields out of crop lands is through the increased application of fertilizers. This has provided a boost in demand for nutrients such as potash, nitrogen and phosphate. The stock prices of agricultural chemicals companies were mixed in the first half of 2012 as expectations of volume growth were trimmed. However, recent price spikes in corn, wheat, and soy beans due to global drought conditions in key farming regions have provided a boost to potential application volumes. Farming economics remain very healthy given historically high grain prices, and we think earnings estimates will begin to move higher in 2012, driving the stocks higher as well.

Threats

•  Further deterioration of the European debt crisis could result in a significant decline in global economic activity.

•  A potential “hard landing” in China concerning economic growth could negatively impact incremental demand for many commodities. These risks include a chronic power shortage, auto sales deceleration, weak manufacturing sector data, property market corrections and monetary tightening.

(1)This security comprised 0.69% of the total net assets of the fund as of 06/30/12.

(2)This security comprised 0.10% of the total net assets of the fund as of 06/30/12.

(3)This security comprised 2.02% of the total net assets of the fund as of 06/30/12.

(4)This security comprised 2.47% of the total net assets of the fund as of 06/30/12.

(5)The fund did not hold this security at 06/30/12.

(6)This security comprised 0.04% of the total net assets of the fund as of 06/30/12.

(7)This security comprised 0.27 % of the total net assets of the fund as of 06/30/12.

(8)This security comprised 0.01% of the total net assets of the fund as of 06/30/12.

(9)This security comprised 1.40% of the total net assets of the fund as of 06/30/12.

Top 10 Holdings Based on Net Assets	June 30, 2012
(excluding repurchase agreement)

Tyson Foods, Inc. Food - Meat Products	2.78%
HollyFrontier Corp. Oil Refining & Marketing	2.65%
West Fraser Timber Co., Ltd. Forestry	2.47%
Marathon Petroleum Corp. Oil Companies - Integrated	2.33%
Weyerhaeuser Co. Real Estate Investment Trusts	2.22%
Compass Minerals International, Inc. Quarrying	2.20%
Monsanto Co. Agricultural Chemicals	2.19%
Yamana Gold, Inc. Gold Mining	2.18%
Enterprise Products Partners, L.P. Pipelines	2.16%
Southern Copper Corp. Metal - Copper	2.10%
TOTAL TOP TEN HOLDINGS	23.28%

Portfolio Allocation by Industry Sector*	June 30, 2012
Based on Total Investments

Energy:
Oil & Gas Exploration & Production	10.5%
Oil & Gas - Integrated (includes Refining and Marketing)	9.1%
Pipelines	6.0%
Oil & Gas Equipment & Services	5.7%
Other Energy	2.6%
Total Energy		33.9%
Basic Materials:
Precious Metals (includes Gold/Silver Mining and Platinum)	14.3%
General Basic Materials	24.3%
Metals & Mining (includes Copper and Coal)	16.5%
Total Basic Materials		55.1%
Other Sectors		6.1%
Repurchase Agreement		4.9%
		100.0%

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Management Team’s Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and minerals companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

Performance Graphs

World Precious Minerals Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	(18.29)%	(32.81)%	(3.31)%	12.51%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	(18.02)%	(32.45)%	n/a	n/a	(8.41)%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%	11.20%
NYSE Arca Gold Miners Index*	(13.42)%	(18.33)%	3.75%	10.21%	0.15%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Gold and Precious Metals Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	(14.27)%	(22.95)%	3.14%	12.95%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%
FTSE Gold Mines Index*	(16.56)%	(21.88)%	4.72%	8.62%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

Gold markets started the year very strong: through February 28, gold bullion gained 14.1 percent and the NYSE Arca Gold Miners Index climbed 11.4 percent. Sentiment improved enough that Pan American Silver Corp.(1) announced it was going to acquire Minefinders Corp.(2) for C$1.5 billion, representing a 36 percent premium.

However, on February 29, Federal Reserve Chairman Ben Bernanke’s address hinted to the markets that a new round of quantitative easing was not in the cards for the short-term as the economy appeared to be improving. The news sent gold plummeting nearly 5 percent in one day and seemed to set the tone for the next four months, as successive rallies in gold only fell to new lows.

Gold’s decline during March was also exacerbated by India’s nationwide jewelers’ strike to protest a tax on non-branded ornaments. The country was the world’s second-largest bullion consumer in the fourth quarter of 2011. Gold imports into India tumbled more than 55 percent in March. The Bombay Bullion Association noted that the country imported just 15 to 20 tons of gold in March as compared to the 45 to 55 tons that is usually imported on a monthly basis. The high price of the precious metal in rupee terms also deterred from new purchases in the first quarter.

The combined jewelers’ strike in India plus the comments from the Federal Reserve sent many gold stocks to 52-week lows in April. In addition, a large fund complex in Canada had a change in ownership, and subsequently, sold off its shares of gold-mining and oil stocks.

After reversing a trend of selling gold for about a decade, central banks were strong accumulators of bullion during the first half of the year. The World Gold Council estimates that, as of the end of the first quarter of 2012, central banks have purchased almost 300 tons of gold over the trailing year, led by the central banks of Turkey (93 tons), Russia (85 tons) and Thailand (44 tons). This equates to approximately 11 percent of world mine production and continues to be a significant change from the past, when central banks were net sellers of 400-500 tons annually.

Chinese gold imports from Hong Kong totaled 239 tons in the first four months of the year, up a staggering 782 percent year-over-year. David Rosenberg of Gluskin Sheff astutely observed that the central banks know that the need to inflate massively in coming years is going to make the yellow metal an increasingly desirable asset.

The deputy chief executive officer of Turkey’s biggest bank by assets said it planned to collect $1 billion of gold in its deposit accounts by the end of the year. It is believed that as much as 5,000 metric tons of gold are stored in homes in Turkey. Gold deposit accounts have surged to 13.6 billion liras ($7.4 billion) from 3.1 billion liras within the past year, according to data released by the banking regulator. Gold has always been seen as money and as a store of wealth in Turkey, and now the country is leading the way with regards to the remonetization of gold in the 21st century.

Share prices of many gold companies continue to trade at depressed levels. Fred Hickey, who writes The High-Tech Strategist investment newsletter, noted recently that while China is a major buyer of gold bullion, the country rarely buys gold mining stocks. He attributed this as one of the main reasons for the record gap in the performance of gold versus the gold mining stocks. While many believe that the U.S. dollar is a haven today, Mr. Hickey believes that eventually investors will be searching for ways to own gold and the cheapest way to own gold is by owning gold stocks.

Investment Highlights

For the six months ended June 30, 2012, the World Precious Minerals Fund Investor Class declined 18.29 percent and the Institutional Class lost 18.02 percent. The fund’s benchmark, the NYSE Arca Gold Miners Index, decreased 12.72 percent on a total return basis. The Gold and Precious Metals Fund fell 14.27 percent for the six months ended June 30, 2012. The fund’s benchmark, the FTSE Gold Mines Index, decreased 15.83 percent on a total return basis.

Spot gold finished the period at $1,563.70 per ounce, up $33.70, or 2.16 percent for the year. The S&P 500 Index posted a positive return of 9.49 percent, the U.S. Trade Weighted Dollar Index rose 1.81 percent and the yield on a 90-day Treasury bill finished the period at 0.08 percent.

The strategy of the World Precious Minerals Fund favors junior (exploration and development) stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer time periods as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets. However, the World Precious Mineral Fund’s junior stock holdings negatively affected its performance to its benchmark of North American senior gold stocks during the period.

While focusing on established, producing gold companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark. To some extent, we are starting to see some rotation in the relative performance of senior and mid-tier gold stocks. In the first half of the year, the Gold and Precious Metals Fund outperformed its benchmark, the FTSE Gold Mines Index, where the top five members of the index account for 58 percent of the benchmark and represent the mega-cap names in the gold space.

Because the funds are actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as each fund adjusts its portfolio composition. The annual portfolio turnover for Gold and Precious Minerals Fund was, and is expected to continue to be, more than 100 percent.

Strengths

•

The biggest contributor to performance in the first half of the year for the Gold and Precious Metals Fund and the second best for World Precious Minerals Fund was Franco-Nevada Corp.,(3) a mining royalty company. Franco-Nevada had raised money in November of 2011 and was in the enviable position in the first half of 2012 to make strategic investments to acquire additional royalty interests, such as its Lake Shore Gold Corp.(4) transaction.

•

Both the Gold and Precious Metals Fund and the World Precious Minerals Fund took larger positions in Agnico-Eagle Mines Ltd.(5) in the first half of the year and this paid off, with Agnico-Eagle yielding the largest contribution to the World Precious Minerals Fund and being the third best performer for the Gold and Precious Metals Fund. After having a difficulty in the prior year, Agnico-Eagle offered very good value to investors and handily beat earnings and production guidance in the first quarter. The second biggest success for the Gold and Precious Metals Fund was our investment in Royal Gold, Inc.,(6) which benefited from its low risk exposure to rising industry costs due to the company’s royalty income model.

•

The third largest contributor to performance to the World Precious Minerals Fund was MAG Silver Corp.,(7) which is likely to enlarge its resource base at the Cinco de Mayo property from additional drill results released in the first quarter. In the second quarter, MAG Silver released positive economic results from its preliminary economic assessment report on the Juanicipio Project, which is a joint venture with Fresnillo plc.(2) Given Fresnillo’s operations around Juancipio, there are number of incentives to consolidate the ownership of project. MAG Silver was one of the few silver companies to deliver positive returns in the first half of the year.

Weaknesses

•	The worst performer for the Gold and Precious Metals Fund was Goldcorp, Inc.,(8) a larger relative position.

•

Gran Colombia Gold Corp.(9) continued to face difficulty getting traction in a market where investors largely shunned any small capitalization gold producer. This resulted in Gran Colombia being the worst and second worst performer for the World Precious Minerals Fund and the Gold and Precious Metals Fund, respectively.

•

Mirasol Resources Ltd.,(10) a silver explorer in Argentina, was the second worst contributor to the performance of the World Precious Minerals Fund. Mirasol’s performance was heavily influenced by the deteriorating economic situation in Argentina, where tighter currency controls have made new investment in the country more problematic. Eventually, Mirasol will need additional funding to carry on with its exploration program. Coeur d’Alene Mines Corp.(11) has a joint venture agreement with Mirasol on their Joaquin silver project and has stated this will be their next new mine to develop.

•

The third worst performer for both the Gold and Precious Metals and World Precious Minerals Funds was Richmont Mines, Inc.(12) After delivering a 111 percent return in the prior year, some abrupt management and board changes at Richmont knocked the stock down more than its peers. Richmont’s president and CEO Martin Rivard announced his resignation in February in what appeared to be a disagreement on the strategic direction of the company with its board members. Mr. Rivard was believed to have been critical to the success of the company.

Current Outlook

Opportunities

•

According to JP Morgan Asset Management, capital expenditures required to build new projects now far exceed what miners could purchase. With a drop of as much as 50 percent in mining company valuations since last year and capital spending costs gaining as much as 25 percent, the balance has shifted in favor of acquisitions and mergers.

•

China’s largest bullion bank noted that gold investment demand in China may gain more than 10 percent this year as buyers seek a haven from Europe’s debt crisis and the prospect of weakening currencies. A spokesperson for the bank noted investors in China want to hold part of their assets in gold to hedge for the risks, especially now that the financial crisis has evolved into a sovereign crisis. China, speculated to outpace India in the next few years as the largest gold consumer, recently added more reason to this prediction. Some of the country’s leading banks offer accounts that accumulate gold, which are quickly gaining attention. One bank, the Industrial and Commercial Bank of China, launched the accounts in April 2010 and drew 2.33 million investors holding 22 tons of gold by the end of November 2011, just 19 months after the launch. Investors buy as little as a gram a month through the accounts, which quickly add up. The Industrial and Commercial Bank of China has more than 200 million prospective accounts to market their gold products to.

•

As the half year came to a close, gold analyst Martin Murenbeeld says that gold is poised to benefit from what he believes needs to be done to set the economy on a better course, including more liquidity in Europe, quantitative easing, dollar devaluation, fiscal expansion in the U.S., etc. He laments that gold will likely not benefit from a worsening recession in Europe, a further slide in U.S. growth or weak growth in India and China. We agree that the headwind has been the lack of will for politicians to take the necessary actions that must be addressed.

Threats

•

The African National Congress delegates will begin debating proposals for a mining windfall tax of 50 percent as an alternative to nationalizing mines in the world’s largest producer of platinum, chrome and manganese. South Africa’s President Zuma, who is seeking a second five-year term in a party election in December, is under pressure from his labor union allies and a growing number of jobless young people to do more to combat poverty and unemployment in Africa’s largest economy. The 100-year-old ANC was pushed by its Youth League in 2010 to investigate the viability of nationalizing mines to help distribute more wealth to the black majority. While an ANC-appointed panel ruled out nationalization as an economic “disaster,” it recommends a 50 percent tax on profits of mining companies that earn returns of more than 15 percent.

•

A recent paper from the African Development Bank (ADB) titled “Gold Mining in Africa: Maximizing Economic Returns for Countries,” points out that gold mining is a significant activity in at least 34 of the continent’s 54 countries. The paper notes that Africa’s annual gold production is 480 metric tons, 20 percent of annual global output, but concession agreements signed by the governments are seen as unfair. This particularly applies to the royalty rate stated in these agreements. Despite spiraling prices for precious metals, the ADB believes Africa is not cashing in enough from its large gold resources. These agreements severely limit gains from gold mining activity in gold producing countries. However, only a limited number of African countries have actually taken equity stakes in the mines within their borders. It’s worth pointing out that one can only gain access to market returns by risking capital to invest while other countries have sought higher economic royalties, taxes and fees.

•

Mark Bristow, CEO of Randgold Resources Ltd,(13) noted that in much of the gold industry, the mined grade, which is the actual processing grade, is running higher than the reserve grade at the mines. Many companies have also been citing higher costs as a reason margins have not expanded.

What they have not been clear on is that costs are not rising as fast as the processed grade has been dropping. Essentially, just running lower-grade ores through the plant makes the costs on percentage bases look like it is rising while, in reality, the costs may be flat but spread over a smaller quantity of gold. Higher gold prices are being used to calculate lower cut-off points for break-even economics. Some companies believe that by adding these additional ounces to the resource base, the value of the company should be rising. However, those additional ounces are very low margin and do not significantly increase the value of the company. Higher gold prices will be needed to make increased gold production economical.

(1)	This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 2.20% of the Gold and Precious Metals Fund as of 06/30/12.
(2)	Neither fund held this security as of 06/30/12.
(3)	This security comprised 2.85% of the total net assets of the World Precious Minerals Fund and 6.30% of the Gold and Precious Metals Fund as of 06/30/12.
(4)	This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 0.57% of the Gold and Precious Metals Fund as of 06/30/12.
(5)	This security comprised 4.95% of the total net assets of the World Precious Minerals Fund and 4.57% of the Gold and Precious Metals Fund as of 06/30/12.
(6)	This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 3.68% of the Gold and Precious Metals Fund as of 06/30/12.
(7)	This security comprised 1.99% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/12.
(8)	This security comprised 1.81% of the total net assets of the World Precious Minerals Fund and 2.48% of the Gold and Precious Metals Fund as of 06/30/12.
(9)	This security comprised 4.92% of the total net assets of the World Precious Minerals Fund and 4.60% of the Gold and Precious Metals Fund as of 06/30/12.
(10)	This security comprised 1.07% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/12.
(11)	This security comprised 1.55% of the total net assets of the World Precious Minerals Fund and 1.47% of the Gold and Precious Metals Fund as of 06/30/12.
(12)	This security comprised 0.76% of the total net assets of the World Precious Minerals Fund and 0.71% of the Gold and Precious Metals Fund as of 06/30/12.
(13)	This security comprised 0.86% of the total net assets of the World Precious Minerals Fund and 0.84% of the Gold and Precious Metals Fund as of 06/30/12.

World Precious Minerals Fund

Top 10 Holdings Based on Net Assets (excluding repurchase agreement)	June 30, 2012

Agnico-Eagle Mines Ltd. Gold Mining	4.95%
Gran Colombia Gold Corp. Gold Mining	4.92%
Yamana Gold, Inc. Gold Mining	3.13%
Harmony Gold Mining Co., Ltd. Gold Mining	3.00%
Franco-Nevada Corp. Gold/Mineral Royalty Companies	2.85%
Dundee Precious Metals, Inc. Gold Mining	2.84%
Freeport-McMoRan Copper & Gold, Inc. Metal - Copper	2.28%
Virginia Mines, Inc. Gold Mining	2.16%
MAG Silver Corp. Silver Mining	1.99%
PMI Gold Corp. Gold Mining	1.90%
TOTAL TOP TEN HOLDINGS	30.02%

Portfolio Allocation by Industry*	June 30, 2012
Based on Total Investments

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Gold and Precious Metals Fund

Top 10 Holdings Based on Net Assets (excluding repurchase agreement)	June 30, 2012

Franco-Nevada Corp. Gold/Mineral Royalty Companies	6.30%
Dundee Precious Metals, Inc. Gold Mining	5.31%
Harmony Gold Mining Co., Ltd. Gold Mining	5.16%
Gran Colombia Gold Corp. Gold Mining	4.60%
Agnico-Eagle Mines Ltd. Gold Mining	4.57%
Royal Gold, Inc. Gold Mining	3.68%
Yamana Gold, Inc. Gold Mining	3.26%
Freeport-McMoRan Copper & Gold, Inc. Metal - Copper	3.16%
AuRico Gold, Inc. Gold Mining	3.02%
Barrick Gold Corp. Gold Mining	2.59%
TOTAL TOP TEN HOLDINGS	41.65%

Portfolio Allocation by Industry*	June 30, 2012
Based on Total Investments

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Eastern European Fund

Management Team’s Perspective

Introduction

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

Performance Graph

Eastern European Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
Eastern European Fund	5.01%	(24.68)%	(10.06)%	12.90%
S&P 500 Index	9.49%	5.45%	0.22%	5.32%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	8.06%	(23.87)%	(6.06)%	15.60%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Geopolitical events caused the price of oil to rise sharply at the beginning of 2012. As an energy exporter of crude oil and natural gas, Russia is one of the few large economies in the world that directly benefits from higher energy prices. Political and investment climate took a turn for the worse after the March election produced a pre-determined swap of Dmitry Medvedev with Vladimir Putin back into the presidential seat, amid serious concerns about political legitimacy amid public protest. While the protests have been largely peaceful, there are signs of authorities cracking down against public dissent. Russia’s commitment to democratic and economic reform remains an open question.

Meanwhile, Turkey managed a soft landing after a breakneck pace of growth last year, following tightening by the central bank, as well as prudent macro measures. Its current account deficit is on the decline, as is inflation. Quality of financing has improved through foreign direct investment, as well as lengthening maturity of external debt. The country continues on a path of attaining investment grade, which should further lower the cost of financing.

Central European countries’ fortunes are tied to economic activity in Germany, which is showing signs of weakening. Still, Polish GDP expanded 3.5 percent in the first quarter, boosted by the Euro 2012 Soccer Cup. Before the quarterfinals were over, however, one of the major construction firms filed for bankruptcy, creating a ripple effect throughout the industry and impacting banks. Historically high valuation multiples applied to Polish banks (relative to other banks in the region) underwent significant contraction as loan growth became sluggish.

While the U.S. Federal Reserve was quick to turn on the money printing press when equity markets dropped in 2008, the European Central Bank (ECB) has been slow to respond to the eurozone crisis. With likely sources of funding insufficient to cover the size of the European bailout fund, the ECB had no choice but to follow in the footsteps of the Federal Reserve and expand its balance sheet. In December, the ECB instituted the Long Term Refinancing Operation (LTRO) to facilitate the rollover of long-term banking debt. Mario Draghi, the ECB’s president, said the LTRO prevented a credit contraction that would have been far more serious.

Investment Highlights

Overview

The fund gained 5.01 percent for the six-month period ended June 30, 2012, compared to a 8.06 percent rise for the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return).

Turkey was by far the best performer, with the Istanbul Stock Exchange National 100 Index gaining more than 30 percent in U.S. dollar terms. Poland and Hungary were distant second and third, while Czech and Russian equities lagged the index. Financials, consumer discretionary and staples outperformed the index, while energy, utilities, and telecommunication services underperformed the index.

Strengths

•

An underweight in telecommunications contributed positively to the relative performance of the fund, as the sector underperformed. Local shares in Mobile TeleSystems OJSC,(2) our largest holding in the sector, outperformed both the sector and the index.

•

Avoiding exposure to the Russian utility sector had a positive impact on the performance of the fund relative to the index. Because it was an election year, the regulator reneged on tariff increases that had been promised as compensation for the capital investment.

•	The covered call writing strategy during the first half of the year enhanced the fund’s overall return.

Weaknesses

•	Energy exposure was the largest detractor from the performance of the fund. Despite recent record realized prices on Urals crude, Russian energy stocks underperformed.

•

An underweight in financials had a negative impact on the relative performance of the fund. Turkish banks, in particular, staged a very strong performance of the recent lows as the central bank navigated the narrow straits defending the currency while warding off inflation.

•	Canadian-listed holdings in the energy and basic materials sectors underperformed by a wide margin, creating a drag on fund performance.

Current Outlook

Opportunities

•	A number of companies in emerging Europe will pay an annual dividend in excess of 10 percent in 2012, as earnings yield is at the highest level since the last crisis.

•

Turkey’s credit rating was raised to a notch below investment grade by Moody’s. In its report, Moody’s cited “significant” improvement in public finances and policies to cut the current account deficit.

•

The ECB president’s new proposal, which includes bond purchases, rate cuts and new LTRO, extends the lifeline to the eurozone while policymakers grapple with a way to shore up the confidence in the single currency.

Threats

•

Regulatory changes in Turkey will have a negative effect on reported net income this year. One percent provisions for consumer loans, and four percent provisions for general purpose loans must be made in the quarter when new loans are originated. Fees and commissions generated at origination now have to be amortized over the life of the loans.

•	Minority shareholders in the state-owned companies within the Russian utility sector are at risk of significant dilution in the case of a proposed capital injection by the government.

•

A financial transaction tax as proposed by Hungarian Prime Minister Viktor Orban would have a negative impact on banks’ fees and commission income. The fact that bureaucrats in Brussels like the idea could make this a dangerous precedent within European Union.

(1)The following countries are considered to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

(2)This security comprised 3.60% of the fund’s total net assets as of 06/30/12.

Top 10 Holdings Based on Net Assets (excluding repurchase agreement)	June 30, 2012

Lukoil OAO Oil Companies - Integrated	9.45%
Gazprom OAO Oil Companies - Exploration & Production	6.97%
Sberbank of Russia Commercial Banks - Non US	6.83%
TNK-BP Holding Oil Companies - Integrated	6.67%
NovaTek OAO Oil Companies - Exploration & Production	4.97%
Uralkali OJSC Agricultural Chemicals	4.24%
Mobile TeleSystems OJSC Cellular Telecommunications	3.60%
Kernel Holding S.A. Agricultural Operations	3.11%
Synthos S.A. Chemicals - Diversified	2.93%
Tupras Turkiye Petrol Rafinerileri A.S. Oil Refining & Marketing	2.79%
TOTAL TOP TEN HOLDINGS	51.56%

Country Distribution*
Based on Total Investments	June 30, 2012
(excluding repurchase agreement)

*  Country distribution shown is based on domicile. The locale of company operations may be different.

Global Emerging Markets Fund

Management Team’s Perspective

Introduction

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging market countries.(1)

Performance Graph

Global Emerging Markets Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Inception
Global Emerging Markets Fund (Inception 2/24/05)	0.59%	(22.75)%	(12.82)%	(0.80)%
S&P 500 Index	9.49%	5.45%	0.22%	4.13%
MSCI Emerging Markets Net Total Return Index	3.93%	(15.95)%	(0.09)%	9.43%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Further bad news surrounding the European sovereign debt crisis, and weakening global growth negatively impacted market sentiment in the first half of the year. This further increased investor risk-aversion toward equities, emerging markets and foreign currencies.

Uncertainty regarding future capital spending plans increased, and fears over slowing growth in China gained momentum. In response, China cut its bank reserve requirements and one-year lending rate twice by the middle of the year to avoid further economic deterioration.

Across Asia, South Korea and Taiwan economies were relatively weak, affected by slower global demand, particularly from China, while Association of Southeast Asian Nations (ASEAN) countries were in general consistently strong. The risk for ASEAN countries is the fluctuation of their currency exchange rates due to the eurozone sovereign crisis and credit withdrawal from the area.

In Latin America, Brazil’s equity market is still overvalued, which makes it particularly vulnerable given its exposure to commodity prices, in addition to its weakening currency.

Although the Federal Reserve in the U.S. was quick to turn on the money printing press when equity markets dropped in 2008, the European Central Bank (ECB) has been slow to respond to the eurozone crisis. With likely sources of funding insufficient to cover the size of the European bailout fund, the ECB had no choice but to follow in the footsteps of the Fed and expand its balance sheet.

Last December, the ECB instituted the Long Term Refinancing Operation (LTRO) to facilitate the rollover of long-term banking debt and prevented a credit contraction that may have been far more serious. We expect there to be further action from the ECB.

Investment Highlights

Overview

The fund gained 0.59 percent for the six-month period ended June 30, 2012. This compares to a 3.93 percent return for the MSCI Emerging Markets Net Total Return Index, the fund’s benchmark.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

During the six-month period, the fund’s portfolio composition was changed to emphasize small-cap companies. While the fund management team considers companies of all sizes, the focus is on $200 million to $2 billion U.S. dollar market capitalization.

Strengths

•	The fund’s overweighting in India, Malaysia, Turkey and underweighting in Brazil, South Africa, Russia, as well as stock selection in China and Thailand positively contributed to performance.

•	An overweight in financials, consumer discretionary and underweight in energy and telecommunication services had a positive effect on the fund’s performance.

•	The largest positive contributions to the fund in the six-month period came from TNK-BP Holding(2) in Russia and Yes Bank Ltd.(2) in India.

Weaknesses

•	An underweight in Taiwan and South Korea, and an overweight in Indonesia and Mexico negatively affected performance.

•	An underweight in healthcare, information technology and utilities, and an overweight in industrials and materials created a drag on performance.

•	The worst performers included Sintex Industries Ltd.(2) in India and PBG S.A.(2) in Poland.

Current Outlook

Opportunities

•

A significant portion of global equity returns comes from the local market currencies effect. From that perspective, China, Taiwan, and Emerging Europe markets look undervalued, while Indonesia, South Korea, and Latin America look overvalued.

•

In the second quarter of 2012, China intensified monetary stimulus and accelerated infrastructure spending. This policy reversal in China should lead to improved liquidity and increased corporate investment.

•

Capital spending and investment in machinery and equipment has ramped up in Turkey in recent years, resulting in a much better outlook for productivity gains in Turkey compared to other developing nations. This spending is contrary to what has taken place in countries such as Brazil, Mexico, Russia and South Africa, which have failed to achieve higher investment ratios.

Threats

•	Colombia’s central bank is likely to increase banks’ minimum reserve requirements in a cautionary measure as loan quality shows signs of deterioration.

•	South Africa’s power supply constraint is likely to act as a drag on domestic economic expansion during 2012 and 2013.

•	Continued instability in the Middle East does not provide comfort for investors as numerous companies have exposure to the region.

(1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2)The fund did not hold this security as of 06/30/12.

Top 10 Holdings Based on Net Assets (excluding repurchase agreement)	June 30, 2012

Sansiri PCL Real Estate Operating/Development	2.24%
Guan Chong Bhd Food - Confectionery	1.34%
Dena Bank Commercial Banks - Non US	1.32%
Alexandria Mineral Oils Co. Petrochemicals	1.30%
Pacific Iron Corp. Metal - Iron	1.26%
KrisAssets Holdings Bhd Real Estate Operating/Development	1.24%
Luthai Textile Co., Ltd. Textile - Apparel	1.24%
Jaypee Infratech Ltd. Public Thoroughfares	1.22%
UCO Bank Commercial Banks - Non US	1.16%
PT Bank Bukopin Tbk Commercial Banks - Non US	1.14%
TOTAL TOP TEN HOLDINGS	13.46%

Country Distribution*
Based on Total Investments	June 30, 2012
(excluding repurchase agreement)

*  Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund

Management Team’s Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance	For the Periods Ended June 30, 2012

	Six Month	One Year	Five Year	Ten Year
China Region Fund	0.29%	(22.47)%	(7.23)%	7.77%
Hang Seng Composite Index	6.20%	(14.12)%	0.04%	11.07%
MSCI All Country Far East Free ex Japan Index*	4.19%	(14.27)%	(1.55)%	8.31%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

As we entered 2012, economic growth in China was slowing as a result of the central bank’s monetary tightening that began in early 2010. Also, sharply slower growth from Europe caused negative reverberations with its largest trading partner, China. In the first quarter, China experienced a GDP growth rate of 8.1 percent; in the second quarter, GDP grew 7.6 percent.

Growth in consumer spending also slowed from 18.1 percent in December of 2011 to only 13.7 percent in June, although it continues to be a high growth rate.

Industrial production expanded at a slower rate of 9.5 percent in June, down 1.9 percent from 11.4 percent in the January-February period. Power output also showed a trend on the downside, dropping to flat in June from 12 percent in December 2011.

China’s exports and imports have slowed to 11.3 percent and 6.3 percent, respectively, in June, reflecting weak external and internal demand.

Fixed asset investment (FAI) continued to show strength during the first half of the year, growing 20.4 percent, versus an estimated 20 percent.

After first quarter economic statistics had clearly shown that growth decelerated, China’s central bank began a monetary easing cycle to maintain and stabilize the economy. The People’s Bank of China (PBOC) reduced the required reserve ratio to 20 percent from 21 percent at the beginning of the year, and cut interest rates twice. The PBOC lowered the benchmark one-year lending rate to 6 percent and its one-year deposit rate to 3 percent. The PBOC also encouraged banks to lend to first-time homebuyers with a discount on the maximum mortgage rate set at 30 percent below the benchmark rate. We believe those rate cuts will significantly improve market liquidity and reduce corporate borrowing costs.

The market has already seen the effect of government policy direction change. Housing sales have improved dramatically from the lows in the second half of 2011, and liquidity of property developers have also improved. Since the beginning of June 2012, infrastructure project approvals accelerated, with the Ministry of Railway resuming railway construction, which had stalled in July 2011.

China’s Independent Power Producers (IPP) sector has turned to positive earning momentum benefiting from a coal price fall and a government interest rate cut.

The rest of Asia, including ex-Japan, South Korea and Taiwan, are relatively weak as these countries have been affected by slower global demand. Countries in the Association of Southeast Asian Nations (ASEAN), in general, are consistently strong, although the risk is the fluctuation of their currency exchange rates due to the eurozone sovereign crisis and credit withdrawal from the area.

Investment Highlights

Overview

For the six months ended June 30, 2012, the fund returned 0.29 percent, while the benchmark Hang Seng Composite Index (HSCI) returned 6.20 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•

Allocations to Thailand, Philippines and Taiwan provided positive contributions to the fund’s relative performance against its benchmark, the HSCI. Shin Corp. PCL,(2) a Thai telecommunication company, rose 53.39 percent. Thai Union Frozen Products PCL,(3) a Thai company specializing in frozen fish, increased 31.54 percent over the first six months. In the Philippines, Universal Robina Corp.,(4) a snack company, climbed 40.79 percent.

•	The fund’s overweighting in telecommunications and underweighting in energy also contributed to the fund’s relative performance.

Weaknesses

•

Worries about a possible hard landing for China’s economy in the first half of 2012 caused the industrial goods and basic materials sectors to be the worst performers in the HSCI. Industrial goods decreased 6.07 percent and basic materials declined 10.84 percent. These sectors had overweight positions in the fund, which negatively impacted the fund’s performance compared to the benchmark.

•	Allocation to information technology was hurt due to market sentiment toward Chinese ADRs in the U.S., though it was the best sector in HSCI for the period.

Current Outlook

Opportunities

•	China’s intensified easing monetary policy and accelerated infrastructure spending since the middle of the second quarter should lead to improved liquidity and corporate investments.

•

Construction, manufacturing and infrastructure activity in China should improve in the second half of 2012. Improved sales and liquidity for property developers will help increase new housing starts. The property and construction sector in HSCI has seen increased sales and showed strong stock performance on a relative and absolute basis.

•	The IPP sector also showed strong performance due to falling coal prices and interest rate cuts.

•

There appear to be investment opportunities in Chinese equities listed in Hong Kong after being sold off in the last three years. The MSCI China Index, for example, has a price-to-earnings multiple that is almost as low as it was during the 2008 financial crisis, with an attractive dividend yield of 3.5 percent.

Threats

•

Although China’s government has been easing money supply and expanding fiscal stimulus, it is facing weakened global demand and its own economic structural limitation. At the moment, the market believes that China will manage a soft landing, but the country will likely not grow as fast as it did prior to the financial crisis in 2008.

•

China’s weak power generation and imports all point to slower domestic demand, and hence, slower corporate sales and less pricing power for its products. It may see further weakness in corporate sales growth before things can stabilize.

(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People’s Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

(2)This security comprised 2.36% of the fund’s total net assets as of 06/30/12.

(3)This security comprised 1.03% of the fund’s total net assets as of 06/30/12.

(4)This security comprised 1.22% of the fund’s total net assets as of 06/30/12.

Top 10 Holdings Based on Net Assets (excluding repurchase agreement)	June 30, 2012

Baidu, Inc. Web Portals/Internet Service Providers	3.43%
HSBC Holdings plc Diversified Banking Institutions	3.35%
Sina Corp. Web Portals/Internet Service Providers	2.75%
Tencent Holdings Ltd. Internet Application Software	2.67%
China Mobile Ltd. Cellular Telecommunications	2.53%
Shin Corp. PCL Telecom Services	2.36%
PetroChina Co., Ltd. Oil Companies - Integrated	2.28%
Security Bank Corp. Commercial Banks - Non US	2.17%
Bank of China Ltd. Commercial Banks - Non US	2.17%
China Construction Bank Corp. Commercial Banks - Non US	1.95%
TOTAL TOP TEN HOLDINGS	25.66%

Country Distribution*
Based on Total Investments	June 30, 2012
(excluding repurchase agreement)

*	Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

Expense Example (unaudited)	June 30, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

•

Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•

Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Six Months Ended June 30, 2012	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
U.S. Treasury Securities Cash Fund
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.55
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.32	$0.55
U.S. Government Securities Savings Fund
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.55
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.32	$0.55
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,015.50	$2.26
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.63	$2.26
Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,028.10	$3.53
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.38	$3.52
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$1,071.70	$11.33
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.92	$11.02
Holmes Growth Fund
Based on Actual Fund Return	$1,000.00	$1,060.70	$9.12
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.01	$8.92
Global MegaTrends Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,007.80	$10.33
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.57	$10.37
Global MegaTrends Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,007.90	$9.14
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.76	$9.17
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$976.50	$7.27
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.50	$7.42
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$978.70	$4.92
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,019.89	$5.02
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$817.10	$6.23
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,018.00	$6.92
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$819.80	$3.66
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.84	$4.07
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$857.30	$6.65
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.70	$7.22
Eastern European Fund
Based on Actual Fund Return	$1,000.00	$1,050.10	$11.06
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.07	$10.87

Six Months Ended June 30, 2012	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Global Emerging Markets Fund
Based on Actual Fund Return	$1,000.00	$1,005.90	$14.21
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,010.69	$14.25
China Region Fund
Based on Actual Fund Return	$1,000.00	$1,002.90	$11.11
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.77	$11.17

*

These calculations are based on expenses incurred in the most recent fiscal half-year. The funds’ Investor Class’ annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2012, were 0.11%, 0.11%, 0.45%, 0.70%, 2.20%, 1.78%, 2.07%, 1.48%, 1.38%, 1.44%, 2.17%, 2.85% and 2.23%, respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The funds’ Institutional Class’ annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2012, were 1.83%, 1.00% and 0.81%, respectively, for the Global MegaTrends, Global Resources and World Precious Minerals Funds. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182, the number of days in the period, then divided by 366 days in the current fiscal year.

U.S. Treasury Securities Cash Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Coupon Rate	Maturity Date	Principal Amount	Value
Repurchase Agreements 99.45%

Joint Tri-Party Repurchase Agreements, 06/29/12, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:
Banc of America Securities LLC Merrill Lynch, repurchase price $48,000,480	0.12%	07/02/12	$48,000,000	$48,000,000
Credit Suisse Securities USA LLC, repurchase price $16,954,166	0.14%	07/02/12	16,953,968	16,953,968
Morgan Stanley, repurchase price $20,000,200	0.12%	07/02/12	20,000,000	20,000,000

Total Investments 99.45% (cost $84,953,968)				84,953,968
Other assets and liabilities, net 0.55%				473,038

Net Assets 100%				$85,427,006

See notes to portfolios of investments and notes to financial statements.

U.S. Government Securities Savings Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Coupon Rate	Maturity Date	Principal Amount	Value

United States Government and Agency Obligations 73.47%

Federal Farm Credit Bank 31.20%
Discount Note:
Yield	0.01%	07/02/12	$20,000,000	$19,999,995
Fixed Rate:
	0.55%	07/25/13	3,000,000	3,000,699
Variable Rates:
	0.20%	07/27/12	5,000,000	5,000,000
	0.26%	08/15/12	5,000,000	5,000,000
	0.25%	08/20/12	4,625,000	4,625,192
	0.31%	09/17/12	1,350,000	1,350,143
	0.27%	09/20/12	1,000,000	1,000,225
	0.20%	09/24/12	3,800,000	3,799,559
	0.21%	02/21/13	5,000,000	5,000,000
				48,775,813

Federal Home Loan Bank 39.07%
Discount Notes:
Yield	0.05%	07/02/12	21,000,000	20,999,972
Yield	0.05%	07/03/12	10,000,000	9,999,972
Yield	0.12%	07/10/12	1,100,000	1,099,967
Fixed Rates:
	0.07%	07/18/12	5,955,000	5,954,950
	0.19%	10/26/12	5,000,000	5,000,598
Variable Rates:
	0.20%	07/18/12	5,000,000	5,000,000
	0.22%	09/04/12	5,000,000	4,999,737
	0.34%	05/17/13	5,000,000	5,006,176
	0.26%	07/22/13	3,000,000	3,001,272
				61,062,644

United States Treasury Bill 3.20%
Yield	0.12%	10/18/12	5,000,000	4,998,221

Total Securities (cost $114,836,678)				114,836,678

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Repurchase Agreements 26.73%

Joint Tri-Party Repurchase Agreements, 06/29/12, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:
Banc of America Securities LLC Merrill Lynch, repurchase price $31,776,777	0.12%	07/02/12	$31,776,460	$31,776,460
Barclays Capital, Inc., repurchase price $10,000,100	0.12%	07/02/12	10,000,000	10,000,000

Total Repurchase Agreements (cost $41,776,460)				41,776,460

Total Investments 100.20% (cost $156,613,138)				156,613,138
Other assets and liabilities, net (0.20)%				(307,831)

Net Assets 100%				$156,305,307

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds 92.45%

Alabama 3.63%
Alabama State Public School & College Authority	5.00%		12/01/16	$290,000	$340,828
Bessemer, Alabama Water Revenue	4.00%		01/01/16	300,000	309,465
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%		06/01/15	90,000	93,797
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%		06/01/16	90,000	94,542
Mountain Brook City Board of Education Capital Outlay	4.00%		02/15/15	200,000	216,180
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%		09/01/15	300,000	333,417
					1,388,229

Alaska 0.87%
Alaska Municipal Bond Bank Authority, Series A	4.00%		02/01/16	300,000	332,844

Arizona 4.51%
Arizona Board Regents Certificates of Participation, Series B	4.50%		06/01/16	200,000	225,352
Arizona Health Facilities Authority Revenues, Series D	5.00%		01/01/14	250,000	266,243
Arizona School Facilities Board Certificates, Series A-1	5.00%		09/01/17	325,000	356,756
Arizona State Transportation Board Excise Tax Revenue	5.00%		07/01/17	175,000	208,983
Page, Arizona, Pledged Revenue, Refunding	3.00%		07/01/16	350,000	367,199
Pima County Unified School District, GO Unlimited, Refunding	3.70%		07/01/12	300,000	300,000
					1,724,533

California 3.87%
California State, Refunding, Recreational Facility, GO Unlimited	5.00%		12/01/19	250,000	266,520
Delano, California Union High School District, GO Unlimited, Refunding, Series A	4.75%		02/01/17	200,000	220,400
San Diego, California Community College District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.34	%(1)	05/01/15	300,000	292,575
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital	5.00%		02/01/18	350,000	394,993
Vernon, California Electric Systems Revenue, Series A	3.75%		08/01/13	300,000	305,346
					1,479,834

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Colorado 0.79%
Denver, Colorado, Health & Hospital Authority, Healthcare Revenue, Series A	5.00%	12/01/16	$265,000	$302,932

Connecticut 0.67%
Connecticut State, Series D, GO Unlimited	5.38%	11/15/18	250,000	254,695

District of Columbia 1.72%
District of Columbia Certifications of Participation	4.00%	01/01/14	250,000	262,350
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%	10/01/13	110,000	114,525
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%	10/01/16	250,000	279,788
				656,663

Florida 11.66%
Broward County, Florida School Board Certificates of Participation, Series A	5.00%	07/01/15	325,000	359,635
Cape Coral, Florida Gas Tax Revenue, Series A	4.00%	10/01/16	255,000	271,238
Florida Gulf Coast University Financing Corp., Florida Capital Improvement Revenue, Series B	3.00%	02/01/16	365,000	382,024
Florida State Board of Education Lottery Revenue, Series A	4.00%	07/01/14	300,000	320,568
Florida State Board of Governors Parking Facilities Revenue, Series A	3.00%	07/01/17	300,000	326,835
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13%	10/01/17	300,000	349,647
Fort Pierce, Florida Stormwater Utilities Revenue	4.50%	10/01/17	255,000	270,438
Hillsborough County Florida Community Investment Tax Revenue	4.00%	05/01/16	300,000	317,829
Lake County, Florida School Board Certificates of Participation, Series A	3.70%	06/01/15	400,000	415,532
Miami - Dade County, Florida Water & Sewer Revenue System, Series A	4.00%	10/01/16	235,000	262,629
Orange County, Florida Tourist Development Tax Revenue, Refunding	5.00%	10/01/14	260,000	284,606
Reedy Creek, Florida Improvement District Utilities Revenue, Refunding, Series 2	5.00%	10/01/16	300,000	332,163
Saint Johns County, Florida Transportation Revenue, Refunding	5.00%	10/01/20	310,000	366,358
Volusia County, Florida School Board Sales Tax Revenue	4.20%	10/01/16	200,000	202,314
				4,461,816

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Georgia 4.40%
Atlanta Downtown Development Authority	4.25%	12/01/16	$250,000	$274,485
Atlanta, Georgia Water & Wastewater Revenue, Series B	3.50%	11/01/13	400,000	416,716
Emanuel County Georgia Hospital Authority Revenue Anticipation Certificates	4.30%	07/01/17	250,000	262,768
Georgia State Municipal Electric Authority Revenue, Unrefunded	5.50%	01/01/20	250,000	275,967
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Anticipation Certificates	4.50%	08/01/17	150,000	167,923
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B	5.00%	07/01/18	250,000	285,908
				1,683,767

Illinois 14.21%
Aurora, Illinois, Series B, GO Unlimited	3.00%	12/30/15	200,000	213,102
Chicago Board of Education, Dedicated Revenues, Series F, GO Unlimited	5.00%	12/01/16	300,000	344,736
Chicago Board of Education, Series A	5.25%	12/01/13	250,000	260,598
Chicago, Illinois Sales Tax Revenue	5.50%	01/01/15	350,000	388,346
Chicago, Illinois, Direct Access Bond, Series E-1 B, GO Unlimited	4.00%	01/01/19	200,000	219,114
Chicago, Illinois, Prerefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	85,000	94,644
Chicago, Illinois, Unrefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	240,000	261,485
Dundee Township, GO Unlimited	5.00%	12/01/13	240,000	252,290
Illinois Finance Authority Revenue, Refunding	5.00%	07/01/16	390,000	420,716
Illinois State Sales Tax Revenue	5.00%	06/15/14	200,000	217,230
Illinois State Toll Highway Authority, Toll Highway Revenue, Series A	5.00%	01/01/16	200,000	225,774
Illinois State, Refunding, GO Unlimited	5.00%	01/01/16	300,000	331,143
Kaskaskia College, Community College District No. 501, GO Unlimited	5.75%	12/01/19	500,000	608,470
Metropolitan Pier & Exposition Authority	5.38%	06/01/15	280,000	293,101
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00%	01/01/17	570,000	612,363
State of Illinois, First Series, Refunding, GO Unlimited	5.50%	08/01/19	300,000	301,155
Winnebago County Public Safety Sales Tax, Series A, GO Unlimited	5.00%	12/30/16	350,000	389,879
				5,434,146

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Indiana 0.84%
Tippecanoe County, Indiana School Improvements	4.00%	01/15/15	$300,000	$320,388

Iowa 2.48%
Ames, Iowa Hospital Revenue, Refunding	5.00%	06/15/15	300,000	305,739
Johnston Community School District, GO Unlimited	4.00%	06/01/16	200,000	218,586
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Refunding, Series A	3.00%	09/01/19	400,000	425,712
				950,037

Kansas 0.58%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	200,000	221,030

Massachusetts 1.60%
New Bedford, Massachusetts, State Qualified Municipal Loan, GO Limited	3.00%	03/01/15	345,000	362,943
Stoughton, Massachusetts Public Improvement, GO Limited	4.00%	05/01/17	225,000	248,731
				611,674

Michigan 3.84%
Detroit, Michigan Sewer Disposal Revenue, Refunding, Series C-1	5.25%	07/01/15	400,000	436,924
Michigan House of Representatives Facilities, Obligations Revenue, Series A	5.00%	10/15/17	200,000	231,208
Michigan State Building Authority Revenue, Refunding, Series I	5.25%	10/15/14	300,000	317,490
Michigan State Grant Anticipation Bonds	5.00%	09/15/16	200,000	229,668
Michigan State Hospital Finance Authority Revenue, Trinity Health, Series A	6.00%	12/01/18	200,000	253,092
				1,468,382

Minnesota 1.47%
Minneapolis & St Paul, Minnesota Housing & Redevelopment Authority Health Care Systems, Children’s Health Care, Series B	4.00%	08/15/16	250,000	274,405
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Refunding, Series B	5.00%	01/01/19	255,000	287,571
				561,976

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Missouri 0.55%
Missouri State Health & Educational Facilities Authority Revenue, Series A	6.75%	05/15/13	$200,000	$211,138

Nevada 1.34%
Clark County Nevada School District, Refunding, Series A	5.50%	06/15/16	250,000	262,697
Nye County School District, GO Limited	4.00%	05/01/15	230,000	249,555
				512,252

New Hampshire 0.17%
New Hampshire Health & Education Facilities Authority Revenue	5.00%	07/01/14	65,000	66,286

New Jersey 3.13%
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding	5.00%	06/01/17	150,000	173,124
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00%	11/01/17	255,000	282,798
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A	5.63%	09/01/18	400,000	473,900
New Jersey State Transportation Trust Fund Authority, Series D	4.00%	06/15/14	250,000	267,817
				1,197,639

New Mexico 0.65%
Clayton, New Mexico, Jail Project Revenue	4.00%	11/01/17	235,000	247,377

New York 3.37%
Long Island Power Authority, New York Electric Systems, Revenue, Series E	5.00%	12/01/17	330,000	383,651
New York State Dormitory Authority Revenues, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00%	01/15/17	300,000	340,581
New York, New York, Series G, GO Unlimited	5.00%	08/01/12	125,000	125,435
New York, New York, Subseries L-1, GO Unlimited	4.00%	04/01/15	300,000	326,808
Schenectady Metroplex Development Authority Revenue, Series A	5.00%	12/15/12	110,000	111,931
				1,288,406

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds

Ohio 2.36%
Canton, Ohio, City School District, Refunding, GO Unlimited	5.00%		12/01/18	$325,000	$356,632
Lorain County, Ohio, Community College District, Revenue	3.25%		12/01/17	350,000	381,875
Marion County, Ohio, Variable Refunding, GO Limited	4.00%		12/01/20	150,000	162,919
					901,426

Pennsylvania 2.58%
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services	5.50%		08/01/18	295,000	334,604
Philadelphia, Pennsylvania, GO Unlimited	4.50%		08/01/12	195,000	195,520
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00%		04/01/20	400,000	457,836
					987,960

Puerto Rico 0.68%
Commonwealth of Puerto Rico, GO Unlimited	6.00%		07/01/13	250,000	262,245

Rhode Island 0.75%
Rhode Island State Economic Development Corporation Revenue, Series A	5.00%		06/15/17	250,000	286,075

South Carolina 1.35%
Jasper County School District, GO Unlimited	4.00%		03/01/15	195,000	212,062
Piedmont Municipal Power Agency	5.00%		01/01/16	150,000	167,781
South Carolina Transportation Infrastructure Bank Revenue, Series A	5.25%		10/01/17	125,000	138,084
					517,927

Tennessee 0.75%
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue	6.50%		12/01/14	250,000	286,210

Texas 11.97%
Addison, Texas Certificates of Obligation, GO Unlimited	4.00%		02/15/20	250,000	278,943
Annetta, Texas Certificates of Obligation, GO Limited	4.00%		08/01/16	200,000	210,988
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A	4.50%		08/15/25	180,000	199,355
Grand Prairie Independent School District, Refunding, GO Unlimited (ZCB)	3.92	%(1)	08/15/16	400,000	367,228

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds

Texas (Cont’d)
Houston, Texas, Public Improvement, Refunding, GO Limited, Series A	5.38%		03/01/16	$180,000	$194,949
Katy, Texas Independent School District, School Building, Series D, GO Unlimited	4.50%		02/15/19	325,000	362,911
Lewisville, Texas Independent School District, GO Unlimited, Refunding (ZCB)	4.04	%(1)	08/15/15	400,000	391,396
Lower Colorado River Authority Texas, Refunding	5.25%		05/15/19	240,000	250,380
North Texas Municipal Water District, Regional Solid Waste Disposal Systems Revenue	3.00%		09/01/12	300,000	301,134
San Antonio, Texas Municipal Drain Utilities Systems Revenue	4.00%		02/01/16	300,000	305,625
San Antonio, Texas, Water Revenue, Refunding	4.50%		05/15/21	400,000	478,316
San Patricio, Texas Municipal Water District, Refunding	4.00%		07/10/18	200,000	214,130
Texas Municipal Power Agency Revenue, Refunding	5.00%		09/01/17	250,000	292,438
Texas State Public Finance Authority Revenue	5.00%		10/15/21	300,000	302,949
University of Texas, Texas, Revenue Financing System, Refunding, Series A	3.00%		08/15/23	400,000	429,752
					4,580,494

Utah 1.57%
Tooele City, Utah Municipal Building Authority Lease Revenue, Refunding	3.75%		12/01/17	285,000	299,412
Utah State, Refunding, Series B, GO Unlimited	5.38%		07/01/12	300,000	300,000
					599,412

Virginia 2.62%
Spotsylvania County, Virginia Economic Development Authority Revenue, Refunding	5.00%		06/01/23	300,000	359,274
Virginia College Building Authority Educational Facilities Revenue, Prerefunded, Series A	5.00%		09/01/15	10,000	11,400
Virginia College Building Authority Educational Facilities Revenue, Unrefunded, Series A	5.00%		09/01/15	290,000	329,434
Virginia State Public Building Authority & Public Facilities Revenue, Refunding, Series A	5.00%		08/01/12	300,000	301,047
					1,001,155

Washington 0.71%
Energy Northwest, Washington Electric Revenue	5.00%		07/01/14	250,000	272,863

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Wisconsin 0.76%
Chippewa Valley, Wisconsin, Technical College District Promissory Notes, Series A, GO Unlimited	4.00%	04/01/14	$250,000	$265,310
Wisconsin State, Refunding, Series 2, GO Unlimited	4.13%	11/01/16	25,000	26,308
				291,618

Total Municipal Bonds (cost $34,035,692)				35,363,429

Repurchase Agreement 7.32%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, repurchase price $2,801,076, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $2,801,043)	0.14%	07/02/12	2,801,043	2,801,043

Total Investments 99.77% (cost $36,836,735)				38,164,472
Other assets and liabilities, net 0.23%				88,412

Net Assets 100%				$38,252,884

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

Tax Free Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds 95.15%

Alabama 4.98%
Alabama State, GO Unlimited, Series A	4.63%		09/01/22	$375,000	$383,985
Bessemer, Alabama Water Revenue	4.00%		01/01/16	200,000	206,310
Mountain Brook City Board of Education Capital Outlay	4.00%		02/15/15	195,000	210,776
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%		09/01/15	300,000	333,417
					1,134,488

Arizona 2.24%
Scottsdale Arizona Municipal Property Corp., Excise Tax Revenue, Refunding	5.00%		07/01/26	180,000	226,766
University of Arizona Certificates of Participation, Series C	5.00%		06/01/22	260,000	282,521
					509,287

California 9.96%
Anaheim, California City School District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.60	%(1)	08/01/28	580,000	258,576
California State, GO Unlimited	5.00%		03/01/32	300,000	318,264
California State, GO Unlimited	4.75%		03/01/34	205,000	208,844
Chaffey Community College District, Series C, GO Unlimited	5.00%		06/01/32	300,000	328,320
Imperial Community College District, GO Unlimited	5.00%		08/01/29	500,000	524,030
Los Angeles Unified School District, Election 2004, Series H, GO Unlimited	5.00%		07/01/32	200,000	220,256
Santa Clara Valley Transportation Authority, Refunding, Series A	5.00%		04/01/27	370,000	410,559
					2,268,849

Colorado 3.21%
Colorado Health Facilities Authority Revenue	5.00%		09/01/16	150,000	154,989
Platte River, Colorado, Power Authority Power Revenue, Series II	5.00%		06/01/30	495,000	576,972
					731,961

Connecticut 2.42%
Connecticut State, Health & Educational Facility Authority, Sacred Heart University Revenue, Refunding, Series H	5.00%		07/01/27	500,000	551,670

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Delaware 2.05%
Delaware State Health Facilities Authority, Bayhealth Medical Center Projects, Revenue, Series A	5.00%	07/01/39	$445,000	$466,640

District of Columbia 2.73%
District of Columbia Income Tax Revenue, Series A	5.25%	12/01/27	300,000	356,568
District of Columbia Water & Sewer Authority Public Utility Revenue, Subordinate Lien	5.00%	10/01/28	250,000	264,680
				621,248

Florida 3.21%
Florida Board of Education, GO Unlimited, Refunding, Series C	4.50%	06/01/28	300,000	321,687
Florida State Board of Education Lottery Revenue, Series B	5.00%	07/01/26	100,000	111,940
Seven Oaks, Florida, Community Development District, Special Assessment Revenue, Refunding, Series A1	5.50%	05/01/33	285,000	297,281
				730,908

Georgia 3.56%
Atlanta & Fulton County, Georgia Recreation Authority, Park Implementation Revenue, Series A	4.75%	12/01/35	300,000	310,176
Atlanta Development Authority Revenue	5.25%	07/01/22	500,000	500,715
				810,891

Guam 1.11%
Guam Education Financing Foundation Certificate of Participation, Series A	4.25%	10/01/18	250,000	252,013

Illinois 8.76%
Chicago Board of Education, GO Unlimited	5.25%	12/01/19	300,000	361,071
Chicago, Illinois Water Revenue, Refunding	5.75%	11/01/30	225,000	287,170
City Colleges of Chicago, GO Unlimited	5.00%	01/01/17	115,000	132,033
Du Page County, Refunding, GO Unlimited	5.60%	01/01/21	490,000	590,910
Illinois Finance Authority, Refunding, Series A	5.00%	10/01/14	150,000	162,066
Illinois Regional Transportation Authority Revenue, Series A	7.20%	11/01/20	220,000	262,295
State of Illinois, First Series, Refunding, GO Unlimited	5.50%	08/01/19	200,000	200,770
				1,996,315

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate	Maturity Date	Principal Amount	Value
Municipal Bonds

Indiana 1.45%
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L	5.25%	01/01/33	$305,000	$331,285

Kansas 3.74%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	250,000	276,287
University of Kansas Hospital Authority Health Facilities Revenue	5.63%	09/01/27	570,000	574,788
				851,075

Kentucky 1.05%
Bowling Green, Kentucky, GO Unlimited, Series B	4.00%	09/01/16	215,000	239,699

Massachusetts 3.81%
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Refunding, Series A-1	5.25%	07/01/30	285,000	365,345
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Series A	5.00%	07/01/31	405,000	502,876
				868,221

Michigan 4.74%
Detroit, Michigan Local Development Financing Authority, Refunding, Series A	5.38%	05/01/18	215,000	193,625
Detroit, Michigan Water Supply System Revenue, Series B	5.00%	07/01/16	430,000	469,031
Macomb County Building Authority, GO Limited	4.50%	11/01/23	300,000	302,202
State of Michigan, Trunk Line Revenue, Refunding	4.50%	11/01/26	105,000	114,992
				1,079,850

Missouri 1.32%
Kansas City Water Revenue	4.00%	12/01/22	250,000	300,137

Nevada 1.12%
Nye County School District, GO Limited	4.00%	05/01/15	235,000	254,980

New Hampshire 2.01%
Manchester, New Hampshire School Facilities Revenue, Refunding	5.50%	06/01/26	300,000	391,947
New Hampshire Health & Education Facilities Authority Revenue	5.00%	07/01/14	65,000	66,286
				458,233

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds

New York 1.92%
Metropolitan Transportation Authority, New York, Revenue, Series A	5.00%		11/15/41	$400,000	$437,168

North Carolina 1.32%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Refunding, Series A	4.00%		10/01/34	300,000	299,985

Ohio 4.42%
Cleveland, Ohio, Parking Facility Revenue, Prerefunding, Refunding	5.25%		09/15/22	130,000	170,608
Lorain County, Ohio, Community College District, Revenue	3.25%		12/01/17	300,000	327,321
South Euclid Special Assessment, GO Limited Tax	6.70%		12/01/14	70,000	75,224
Summit County, Ohio, Port Authority Revenue Development, Bioinnovation Institution	5.38%		12/01/30	390,000	434,721
					1,007,874

Puerto Rico 1.15%
Commonwealth of Puerto Rico, GO Unlimited	6.00%		07/01/13	250,000	262,245

Rhode Island 2.21%
Rhode Island State Health & Educational Building Corporation Revenue	6.50%		08/15/32	500,000	503,515

Tennessee 1.09%
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding	5.00%		05/01/20	200,000	247,484

Texas 15.71%
Addison, Texas, Certificates of Obligation, GO Unlimited	4.50%		02/15/28	140,000	153,112
Center, Texas, GO Limited (ZCB)	3.50	%(1)	02/15/20	150,000	125,848
Dallas, Texas Waterworks & Sewer Systems Revenue, Refunding	4.50%		10/01/19	225,000	256,687
Forney, Texas, GO Limited	5.00%		02/15/27	500,000	542,975
Goose Creek, Texas Independent School District Schoolhouse, Series A	5.25%		02/15/18	370,000	439,767
Greenville, Texas Independent School District, GO Unlimited, Refunding	4.00%		08/15/17	120,000	134,104
Laredo Independent School District Public Facility Corp., Lease Revenue, Series F	5.50%		08/01/24	100,000	100,117

See notes to portfolios of investments and notes to financial statements.

	Coupon Rate		Maturity Date	Principal Amount	Value
Municipal Bonds

Texas (Cont’d)
North Texas Tollway Authority Revenue, Series F	5.75%		01/01/38	$250,000	$270,090
Prosper, Texas Independent School District, Capital Appreciation, School Building, GO Unlimited (ZCB)	6.00	%(1)	08/15/33	1,000,000	354,090
San Marcos, Texas Tax & Toll Revenue, GO Limited	5.10%		08/15/27	400,000	445,940
Tarrant County, Texas Cultural Education Facilities Finance Corp., Health Resources Revenue, Refunding, Series A	5.00%		02/15/36	400,000	425,332
White Settlement, Texas Independent School District, GO Unlimited	4.13%		08/15/15	300,000	331,857
					3,579,919
Utah 2.60%
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C	5.50%		05/15/19	500,000	593,105

Washington 1.26%
Spokane County, Washington School District, No. 81, GO Unlimited	5.05%		06/01/22	255,000	288,267

Total Investments (cost $20,303,301)					21,677,312
Other assets and liabilities, net 4.85%					1,105,419

Net Assets 100%					$22,782,731

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 87.49%

Aerospace/Defense 1.13%
Northrop Grumman Corp.	3,000	$191,370

Agricultural Chemicals 1.13%
The Mosaic Co.	3,500	191,660

Applications Software 1.88%
Tangoe, Inc.	15,000	319,650	*

Beverages - Non-alcoholic 3.95%
The Coca-Cola Co.	2,800	218,932
Coca-Cola Enterprises, Inc.	6,000	168,240	*
Monster Beverage Corp.	4,000	284,800	*^
		671,972
Beverages - Wine/Spirits 1.35%
Constellation Brands, Inc., Class A	8,500	230,010	*

Building - Residential/Commercial 1.40%
D.R. Horton, Inc.	13,000	238,940

Cable/Satellite TV 1.06%
DIRECTV, Class A	3,700	180,634	*

Casino Hotels 2.56%
Las Vegas Sands Corp.	10,000	434,900	^

Casino Services 1.65%
Bally Technologies, Inc.	6,000	279,960	*

Chemicals - Diversified 1.25%
PPG Industries, Inc.	2,000	212,240

Coffee 0.61%
D.E Master Blenders 1753 N.V.	9,200	103,740	*

Commercial Services 1.16%
Iron Mountain, Inc.	6,000	197,760

Commercial Services - Financial 3.79%
MasterCard, Inc., Class A	1,500	645,165

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Computers 4.26%
Apple, Inc.	1,000	$584,000	*
Hewlett-Packard Co.	7,000	140,770
		724,770
Computers - Integrated Systems 1.27%
Teradata Corp.	3,000	216,030	*

Computers - Memory Devices 0.87%
Seagate Technology plc	6,000	148,380	*

Computers - Peripheral Equipment 0.94%
Lexmark International, Inc., Class A	6,000	159,480

Containers - Metal/Glass 0.99%
Ball Corp.	4,100	168,305	*

Containers - Paper/Plastic 1.05%
Bemis Co., Inc.	5,700	178,638

Dental Supplies & Equipment 1.14%
Patterson Companies, Inc.	5,600	193,032

Electric - Integrated 5.21%
Dominion Resources, Inc.	3,500	189,000
Entergy Corp.	2,700	183,303
Exelon Corp.	3,800	142,956
Pepco Holdings, Inc.	9,500	185,915
TECO Energy, Inc.	10,200	184,212
		885,386
Electric Products - Miscellaneous 0.96%
Emerson Electric Co.	3,500	163,030

Electronic Components - Semiconductors 2.66%
Intel Corp.	17,000	453,050

Electronics - Military 1.00%
L-3 Communications Holdings, Inc.	2,300	170,223

Food - Meat Products 0.31%
Hillshire Brands Co.	1,840	53,341	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Food - Retail 2.81%
The Fresh Market, Inc.	6,000	$321,780	*
Safeway, Inc.	8,600	156,090
		477,870
Hotels & Motels 1.12%
Wyndham Worldwide Corp.	3,600	189,864

Industrial Gases 1.04%
Airgas, Inc.	2,100	176,421

Internet Security 1.20%
VeriSign, Inc.	4,700	204,779	*

Investment Management/Advisory Services 2.04%
Ameriprise Financial, Inc.	3,400	177,684
BlackRock, Inc., Class A	1,000	169,820
		347,504
Linen Supply & Related Items 1.02%
Cintas Corp.	4,500	173,745	*

Medical - Biomedical/Gene 1.95%
Alexion Pharmaceuticals, Inc.	1,500	148,950	*
Amgen, Inc.	2,500	182,600
		331,550
Medical - HMO 0.91%
Aetna, Inc.	4,000	155,080

Medical Labs & Testing Services 1.06%
Quest Diagnostics, Inc.	3,000	179,700

Medical Products 2.15%
Becton Dickinson & Co.	2,300	171,925
Zimmer Holdings, Inc.	3,000	193,080
		365,005
Multi-line Insurance 1.02%
Assurant, Inc.	5,000	174,200

Oil & Gas Drilling 0.87%
Diamond Offshore Drilling, Inc.	2,500	147,825

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Oil Companies - Exploration & Production 0.75%
Devon Energy Corp.	2,200	$127,578

Oil Companies - Integrated 2.12%
Chevron Corp.	1,700	179,350
ConocoPhillips	2,500	139,700
Phillips 66	1,250	41,550	*
		360,600
Oil Refining & Marketing 1.17%
Sunoco, Inc.	4,200	199,500

Printing - Commercial 0.97%
RR Donnelley & Sons Co.	14,000	164,780

Property/Casualty Insurance 2.17%
The Progressive Corp.	8,500	177,055
The Travelers Cos., Inc.	3,000	191,520
		368,575
Retail - Apparel/Shoe 1.87%
Limited Brands, Inc.	3,600	153,108
The Gap, Inc.	6,000	164,160
		317,268
Retail - Consumer Electronics 0.88%
Best Buy Co., Inc.	7,100	148,816

Retail - Restaurants 3.50%
Dunkin’ Brands Group, Inc.	8,000	274,720
Starbucks Corp.	6,000	319,920
		594,640
Semiconductor Equipment 1.00%
Lam Research Corp.	4,500	169,830	*

Silver Mining 1.27%
First Majestic Silver Corp.	15,000	216,750	*

Telecommunication Equipment 0.98%
Harris Corp.	4,000	167,400

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Telephone - Integrated 3.69%
AT&T, Inc.	5,000	$178,300
Frontier Communications Corp.	30,000	114,900
Verizon Communications, Inc.	4,500	199,980
Windstream Corp.	14,000	135,240	*
		628,420
Therapeutics 2.50%
Questcor Pharmaceuticals, Inc.	8,000	425,920	*

Tobacco 1.32%
Lorillard, Inc.	1,700	224,315

Web Portals/Internet Service Providers 1.36%
Google, Inc., Class A	400	232,028	*

Wireless Equipment 1.17%
Crown Castle International Corp.	3,400	199,444	*

Total Common Stocks (cost $14,159,215)		14,881,073

Real Estate Investment Trust (REIT) 1.23%

American Tower Corp., Class A (cost $159,047)	3,000	209,730

Exchange-Traded Funds (ETF) 1.21%

iShares Silver Trust	500	13,325	*
ProShares UltraShort QQQ	5,000	161,800	*
SPDR Gold Trust	200	31,038	*

Total Exchange-Traded Funds (cost $220,309)		206,163

See notes to portfolios of investments and notes to financial statements.

	Contracts	Value
Purchased Option 0.03%

Casino Hotels 0.03%
Las Vegas Sands Corp., Strike Price 40, Put, Expiration July 2012 (premium $4,526)	100	$4,500

Total Securities (cost $14,543,097)		15,301,466

	Principal Amount
Repurchase Agreement 9.72%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $1,653,907, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $1,653,888)	$1,653,888	1,653,888

Total Investments 99.68% (cost $16,196,985)		16,955,354
Other assets and liabilities, net 0.32%		54,382

Net Assets 100%		$17,009,736

	Shares Subject To Call
Call Options Written

Las Vegas Sands Corp., Strike Price 45, Expiration July 2012	10,000	$7,500
Monster Beverage Corp., Strike Price 75, Expiration July 2012	4,000	5,840

Total Call Options Written (premiums received $24,504) (Note 2A)		$13,340

See notes to portfolios of investments and notes to financial statements.

Holmes Growth Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 78.10%

Aerospace/Defense 2.62%
TransDigm Group, Inc.	7,000	$940,100	*

Agricultural Chemicals 1.62%
CF Industries Holdings, Inc.	3,000	581,220	^

Agricultural Operations 0.08%
Agriterra Ltd.	556,000	29,348	*

Applications Software 2.68%
Tangoe, Inc.	45,000	958,950	*

Beverages - Non-alcoholic 1.59%
Monster Beverage Corp.	8,000	569,600	*^

Building - Residential/Commercial 1.44%
D.R. Horton, Inc.	28,000	514,640

Casino Hotels 2.67%
Las Vegas Sands Corp.	22,000	956,780	^

Casino Services 2.35%
Bally Technologies, Inc.	18,000	839,880	*

Commercial Services - Financial 5.77%
Cardtronics, Inc.	30,000	906,300	*
MasterCard, Inc., Class A	2,700	1,161,297
		2,067,597
Computers 4.08%
Apple, Inc.	2,500	1,460,000	*

Computers - Integrated Systems 1.21%
Teradata Corp.	6,000	432,060	*

Computers - Memory Devices 0.86%
Seagate Technology plc	12,500	309,125	*

Electronic Components - Semiconductors 2.90%
Intel Corp.	39,000	1,039,350

Finance - Commercial 1.16%
IOU Financial, Inc.	38,000	10,265	*+
IOU Financial, Inc. 144A	1,500,000	405,186	*+
		415,451

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Food - Retail 2.55%
The Fresh Market, Inc.	17,000	$911,710	*

Internet Content - Information/Network 2.08%
LinkedIn Corp., Class A	7,000	743,890	*

Internet Financial Services 0.01%
Direct Markets Holdings Corp.	10,000	3,790	*

Machinery - General Industrial 2.40%
Chart Industries, Inc.	12,500	859,500	*

Medical - Biomedical/Gene 2.77%
Alexion Pharmaceuticals, Inc.	10,000	993,000	*

Medical - Drugs 1.10%
Akorn, Inc.	25,000	394,250	*

Medical - Generic Drugs 1.65%
Perrigo Co.	5,000	589,650

Medical - Hospitals 0.04%
African Medical Investments plc	1,000,000	13,705	*

Medical Instruments 2.32%
Intuitive Surgical, Inc.	1,500	830,685	*

Medical Products 2.51%
Cyberonics, Inc.	20,000	898,800	*

Metal - Iron 0.28%
Pacific Iron Corp. (RS)	100,000	100,000	*@

Oil - Field Services 1.62%
Core Laboratories N.V.	5,000	579,500

Oil Refining & Marketing 2.18%
Western Refining, Inc.	35,000	779,450

Quarrying 1.06%
Pacific Stone Tech, Inc. (RS)	1,757	380,000	@

Radio 7.02%
Newfoundland Capital Corp., Ltd., Class A	330,400	2,515,201	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Real Estate Operating/Development 0.28%
Pacific Infrastructure, Inc. (RS)	100,000	$100,000	*@

Recreational Vehicles 2.99%
Polaris Industries, Inc.	15,000	1,072,200	*^

Rental Auto/Equipment 1.43%
United Rentals, Inc.	15,000	510,600	*

Retail - Restaurants 4.92%
Dunkin’ Brands Group, Inc.	28,000	961,520
Starbucks Corp.	15,000	799,800
		1,761,320
Semiconductor Components - Integrated Circuits 1.67%
Cirrus Logic, Inc.	20,000	597,600	*

Silver Mining 1.21%
First Majestic Silver Corp.	30,000	433,500	*

Therapeutics 2.68%
Questcor Pharmaceuticals, Inc.	18,000	958,320	*

Web Hosting/Design 2.30%
Web.com Group, Inc.	45,000	824,400	*

Total Common Stocks (cost $24,786,203)		27,965,172

Exchange-Traded Funds (ETF) 1.11%

iShares Silver Trust	1,000	26,650	*
ProShares UltraShort QQQ	10,000	323,600	*
SPDR Gold Trust	300	46,557	*

Total Exchange-Traded Funds (cost $425,201)		396,807

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Warrants 0.00%

Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014) (cost $0)	500,000	$0	*@

Contracts
Purchased Option 0.03%

Casino Hotels 0.03%
Las Vegas Sands Corp., Strike Price 40, Put, Expiration July 2012 (premium $9,958)	220	9,900

	Principal Amount
Convertible Debenture 0.28%

Metal - Iron 0.28%
Pacific Iron Corp., 1.00%, maturity 06/07/12 (RS) (cost $100,000)	$100,000	100,000	@

Corporate Notes 1.24%

Building - Heavy Construction 0.82%
Arendal, S. de R.L. de C.V., 144A, 12.50%, maturity 10/30/12	292,600	292,600

Electric - Generation 0.42%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	150,000	150,000	@

Total Corporate Notes (cost $436,748)		442,600

Total Securities (cost $25,758,110)		28,914,479

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Repurchase Agreement 18.56%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $6,646,647, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $6,646,570)	$6,646,570	$6,646,570

Total Investments 99.32% (cost $32,404,680)		35,561,049
Other assets and liabilities, net 0.68%		244,087

Net Assets 100%		$35,805,136

	Shares Subject To Call
Call Options Written

CF Industries Holdings, Inc., Strike Price 190, Expiration July 2012	3,000	$24,300
Las Vegas Sands Corp., Strike Price 45, Expiration July 2012	22,000	16,500
Monster Beverage, Strike Price 75, Expiration July 2012	8,000	11,680
Polaris Industries, Inc., Strike Price 70, Expiration July 2012	15,000	43,500

Total Call Options Written (premiums received $103,353) (Note 2A)		$95,980

See notes to portfolios of investments and notes to financial statements.

Global MegaTrends Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 63.31%

Agricultural Operations 0.26%
Agriterra Ltd.	636,000	$33,571	*

Beverages - Non-alcoholic 1.02%
Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,500	133,875

Beverages - Wine/Spirits 1.03%
Brown-Forman Corp., Class B	1,400	135,590

Brewery 1.09%
Anheuser-Busch InBev NV, Sponsored ADR	1,800	143,370

Cellular Telecommunications 4.98%
China Mobile Ltd., Sponsored ADR	3,900	213,213
Sprint Nextel Corp.	68,000	221,680	*
Vodafone Group Plc, Sponsored ADR	7,730	217,832
		652,725
Coal 0.19%
Pacific Coal Resources Ltd.	147,111	24,566	*

Consumer Products - Miscellaneous 1.02%
Kimberly-Clark Corp.	1,600	134,032

Electric - Generation 2.33%
AES Corp.	22,000	282,260	*
Pacific Power Generation Corp. (RS)	349,057	23,358	*@
		305,618
Electric - Integrated 16.24%
Atco Ltd., Class I	2,900	205,896	*
Compania Energetica de Minas Gerais, Sponsored ADR	12,200	224,724
Duke Energy Corp.	9,200	212,152	*
Exelon Corp.	7,200	270,864
NextEra Energy, Inc.	3,100	213,311
PPL Corp.	9,600	266,976
Progress Energy, Inc.	3,520	211,798
Southern Co.	6,700	310,210
Wisconsin Energy Corp.	5,400	213,678
		2,129,609
Energy - Alternate Sources 0.76%
Pacific Green Energy Corp. (RS)	100,000	100,000	*@

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Food - Confectionery 1.04%
Hershey Co.	1,900	$136,857

Food - Dairy Products 1.04%
Dean Foods Co.	8,000	136,240	*

Food - Retail 1.02%
Whole Foods Market, Inc.	1,400	133,448

Gas - Distribution 1.58%
Sempra Energy	3,000	206,640

Gold Mining 0.18%
Gran Colombia Gold Corp.	76,300	23,608	*

Metal - Iron 0.76%
Pacific Iron Corp. (RS)	100,000	100,000	*@

Quarrying 3.96%
Pacific Stone Tech, Inc. (RS)	2,405	520,000	@

Real Estate Operating/Development 2.49%
Pacific Infrastructure, Inc. (RS)	326,533	326,533	*@

Retail - Apparel/Shoe 2.51%
Ross Stores, Inc.	5,270	329,217	*

Retail - Discount 2.29%
Family Dollar Stores, Inc.	2,525	167,862	*
Wal-Mart Stores, Inc.	1,900	132,468
		300,330
Retail - Major Department Store 2.59%
TJX Cos, Inc.	7,900	339,147

Telecom Services 3.28%
PT Telekomunikasi Indonesia Tbk, Sponsored ADR	6,120	213,160
Telecom Corp. of New Zealand Ltd., Sponsored ADR	23,000	216,890	*
		430,050
Telephone - Integrated 7.31%
AT&T, Inc.	7,535	268,698
CenturyLink, Inc.	5,445	215,023
Philippine Long Distance Telephone Co., Sponsored ADR	3,270	207,972

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Telephone - Integrated (Cont’d)
Verizon Communications, Inc.	6,000	$266,640
		958,333
Tobacco 1.01%
Altria Group, Inc.	3,835	132,499

Vitamins & Nutrition Products 1.70%
Mead Johnson Nutrition Co., Class A	2,770	223,013

Wireless Equipment 1.63%
Crown Castle International Corp.	3,650	214,109	*

Total Common Stocks (cost $8,284,093)		8,302,980

Real Estate Investment Trusts (REIT) 6.10%

Allied Properties Real Estate Investment Trust	4,700	133,883
Artis Real Estate Investment Trust	8,115	130,726	*
Boardwalk Real Estate Investment Trust	2,300	132,413
Dundee Real Estate Investment Trust	3,500	131,295
Primaris Retail Real Estate Investment Trust	5,661	131,009	*
Simon Property Group, Inc.	900	140,094

Total Real Estate Investment Trusts (cost $775,669)		799,420

Exchange-Traded Fund (ETF) 0.86%

ProShares UltraShort QQQ (cost $120,995)	3,500	113,260	*

Warrants 0.01%

Coal 0.01%
Pacific Coal Resources Ltd., Warrants (March 2016) (cost $0)	55,555	1,364	*

See notes to portfolios of investments and notes to financial statements.

	Units	Value
Master Limited Partnerships 6.00%

Pipelines 6.00%
Atlas Energy L.P.	4,640	$141,566	*
Enterprise Products Partners, L.P.	4,225	216,489	*
NuStar Energy L.P.	5,400	291,006	*
Plains All American Pipeline L.P.	1,700	137,377	*

Total Master Limited Partnerships (cost $754,986)		786,438

	Principal Amount
Convertible Debenture 0.76%

Metal - Iron 0.76%
Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS) (cost $100,000)	$100,000	100,000	@

Silver-Linked Note 0.03%

Gold Mining 0.03%
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18 (cost $4,488)	5,000	4,300

Corporate Notes 1.66%

Building - Heavy Construction 0.90%
Arendal, S. de R.L. de C.V., 144A, 12.50%, maturity 10/30/12	117,800	117,800

Electric - Generation 0.76%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	100,000	100,000	@

Total Corporate Notes (cost $215,444)		217,800

Total Securities (cost $10,255,675)		10,325,562

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Repurchase Agreement 26.84%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 06/29/2012, 0.14%, due 07/02/2012, repurchase price $3,520,367 collateralized by U.S. Treasury securities held in a joint tri-party account (cost $3,520,326)	$3,520,326	$3,520,326

Total Investments 105.57% (cost $13,776,001)		13,845,888
Other assets and liabilities, net (5.57%)		(730,019)

Net Assets 100%		$13,115,869

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 79.98%

Agricultural Chemicals 6.50%
CF Industries Holdings, Inc.	59,100	$11,450,034	^
Monsanto Co.	143,000	11,837,540	^
Potash Corporation of Saskatchewan, Inc.	254,100	11,101,629
Spur Ventures, Inc.	274,867	94,498	*
		34,483,701
Agricultural Operations 2.51%
Agriterra Ltd.	67,202,900	3,547,259	*+
Bunge Ltd.	156,000	9,787,440
		13,334,699
Chemicals - Diversified 1.99%
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	189,200	10,532,764

Coal 6.62%
Exxaro Resources Ltd.	410,000	9,584,006
Pacific Coal Resources Ltd.	19,686,315	3,287,337	*+
Peabody Energy Corp.	384,000	9,415,680
Sable Mining Africa Ltd.	31,714,371	4,846,763	*
Walter Energy, Inc.	181,293	8,005,236	*
		35,139,022
Diamonds/Precious Stones 0.02%
Diamond Fields International Ltd.	1,800,000	88,405	*
Rockwell Diamonds, Inc., 144A	63,333	26,128	*
		114,533
Diversified Minerals 1.11%
African Potash Ltd.	15,800,000	1,887,000	*+
Calibre Mining Corp.	600,000	88,404	*
Canada Zinc Metals Corp.	1,000,000	412,553	*
Lithium Americas Corp.	476,667	421,394	*
Melior Resources, Inc.	779,661	86,157	*
Melior Resources, Inc., 144A	4,953,000	547,333	*
Sirocco Mining, Inc.	1,025,000	855,803	*
Woulfe Mining Corp.	8,143,000	1,599,725	*
		5,898,369
Electric - Generation 0.06%
Pacific Power Generation Corp. (RS)	4,868,396	325,779	*@

Energy - Alternate Sources 0.45%
Pacific Green Energy Corp. (RS)	2,400,000	2,400,000	*+@

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Finance - Investment Banker/Broker 0.09%
Aberdeen International, Inc.	1,274,750	$494,598	*

Food - Meat Products 5.26%
BRF-Brasil Foods S.A., Sponsored ADR	565,000	8,582,350	*
Smithfield Foods, Inc.	215,000	4,650,450	*
Tyson Foods, Inc., Class A	780,200	14,691,166
		27,923,966
Forestry 2.52%
Prima Colombia Hardwood, Inc.	15,265,832	262,415	*
West Fraser Timber Co., Ltd.	260,000	13,116,841	*
		13,379,256
Gold Mining 7.84%
Chesapeake Gold Corp.	162,400	1,469,185	*
Corona Minerals Ltd.	50,000	5,118	*@
Eldorado Gold Corp.	841,000	10,361,120	*
Gran Colombia Gold Corp.	9,872,154	3,054,593	*
Gran Colombia Gold Corp., 144A	5,450,999	1,686,621	*
Kinross Gold Corp.	1,350,001	11,002,508
NGEx Resources, Inc.	1,000,000	1,944,895	*
Olympus Pacific Minerals, Inc.	265,000	63,774	*
Planet Mining Exploration, Inc.	160,000	19,646	*
Rusoro Mining Ltd.	3,119,433	107,244	*
Sunridge Gold Corp.	1,000,000	275,036	*
Yamana Gold, Inc.	753,000	11,596,200	^
		41,585,940
Medical - Hospitals 0.01%
African Medical Investments plc	2,507,500	34,366	*

Metal - Copper 5.68%
Catalyst Copper Corp.	1,800,000	88,404	*
Catalyst Copper Corp., 144A	5,000,000	245,568	*
First Quantum Minerals Ltd.	474,000	8,380,728
Freeport-McMoRan Copper & Gold, Inc.	294,890	10,046,902
Los Andes Copper Ltd.	754,000	190,713	*
Southern Copper Corp.	354,012	11,154,918
Verona Development Corp.	708,800	0	*@
		30,107,233

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Metal - Diversified 0.48%
Bell Copper Corp.	2,500,000	$24,557	*
Concordia Resource Corp.	1,000,000	240,656	*
GoviEx Uranium, Inc. (RS)	750,000	2,250,000	*@
Orsu Metals Corp., 144A	147,605	13,411	*
		2,528,624
Metal - Iron 2.34%
Cliffs Natural Resources, Inc.	195,000	9,611,550
Pacific Iron Corp. (RS)	2,600,000	2,600,000	*@
West African Iron Ore Corp.	2,925,000	201,120	*
		12,412,670
Mining Services 0.34%
Bounty Mining Ltd.	22,000,000	281,490	*@
Natasa Mining Ltd.	1,030,550	1,525,372	*
		1,806,862
Natural Resource Technology 0.00%
I-Pulse, Inc. (RS)	15,971	7,500	*@

Non - Ferrous Metals 0.25%
Anfield Nickel Corp., 144A	390,000	1,290,997	*
Sterling Group Ventures, Inc.	500,000	47,500	*
		1,338,497
Oil - Field Services 3.88%
Oceaneering International, Inc.	230,000	11,007,800
Oil States International, Inc.	144,500	9,565,900	*
		20,573,700
Oil & Gas Drilling 2.12%
Ensco plc, Class A	209,000	9,816,730
Nabors Industries Ltd.	100,000	1,440,000	*
		11,256,730
Oil Companies - Exploration & Production 8.45%
Africa Oil Corp.	475,000	3,657,974	*
Anadarko Petroleum Corp.	146,950	9,728,090
BNK Petroleum, Inc.	931,300	612,908	*
Gran Tierra Energy, Inc.	1,450,000	7,119,500	*
Horn Petroleum Corp., 144A	2,110,889	2,757,706	*
Ivanhoe Energy, Inc.	414,100	197,278	*
MEG Energy Corp.	170,000	6,093,316	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Oil Companies - Exploration & Production (Cont’d)
Pacific Rubiales Energy Corp.	9,288	$196,699
Petroamerica Oil Corp.	255,000	32,562	*
Petroamerica Oil Corp., 144A	8,000,000	1,021,561	*
Petromanas Energy, Inc.	5,544,000	1,170,826	*
Pioneer Natural Resources Co.	106,600	9,403,186
Range Energy Resources, Inc.	15,100,000	667,452	*+
Royalite Petroleum Co., Inc.	2,266,333	1,813	*
ShaMaran Petroleum Corp.	6,100,000	1,018,614	*
U.S. Oil Sands, Inc. (RS)	7,777,777	1,124,972	*@
		44,804,457
Oil Companies - Integrated 6.24%
Cenovus Energy, Inc.	322,000	10,239,600
Imperial Oil Ltd.	252,500	10,534,300
Marathon Petroleum Corp.	275,000	12,353,000
		33,126,900
Oil Field Machinery & Equipment 1.70%
National-Oilwell Varco, Inc.	140,000	9,021,600

Oil Refining & Marketing 2.73%
HollyFrontier Corp.	397,000	14,065,710
Value Creation, Inc. (RS)	336,880	415,752	*@
		14,481,462
Paper & Related Products 1.82%
International Paper Co.	334,300	9,664,613

Pipelines 1.75%
Kinder Morgan, Inc.	288,600	9,298,692

Platinum 0.00%
Osmium Holdings S.A. (RS)	104	0	*@

Precious Metals 0.53%
Fortress Minerals Corp.	170,071	751,750	*
Tahoe Resources, Inc.	150,000	2,073,081	*
		2,824,831
Quarrying 3.11%
Compass Minerals International, Inc.	152,000	11,594,560
Pacific Stone Tech, Inc. (RS)	22,659	4,900,000	+@
		16,494,560

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Real Estate Operating/Development 1.61%
Mongolia Growth Group Ltd.	285,000	$1,086,194	*
Pacific Infrastructure, Inc. (RS)	7,443,544	7,443,544	*@
		8,529,738
Silver Mining 1.97%
First Majestic Silver Corp.	722,000	10,432,900	*

Total Common Stocks (cost $508,223,014)		424,358,562

Real Estate Investment Trusts (REIT) 4.24%

Plum Creek Timber Co., Inc.	270,000	10,719,000	*
Weyerhaeuser Co.	526,600	11,774,776

Total Real Estate Investment Trusts (cost $18,807,266)		22,493,776

Exchange-Traded Fund (ETF) 0.27%

ETFS Platinum Trust (cost $1,427,599)	10,000	1,426,600	*

Warrants 1.56%

Coal 0.04%
Pacific Coal Resources Ltd., Warrants (March 2016)	7,907,407	194,180	*

Diversified Minerals 0.00%
Melior Resources, Inc., Warrants (June 2013)	3,803,000	18,678	*
Niocan, Inc., 144A, Warrants (August 2014)	260,000	0	*@
		18,678
Gold Mining 1.15%
Dundee Precious Metals, Inc., Warrants (November 2015)	625,000	2,774,913	*
Gran Colombia Gold Corp., Warrants (August 2015)	2,622,733	437,959	*
Gran Colombia Gold Corp., 144A, Warrants (August 2015)	1,594,166	266,203	*
New Gold, Inc., 144A, Warrants (June 2017)	822,570	2,593,635	*
Rusoro Mining Ltd., 144A, Warrants (November 2012)	3,150,000	15,471	*
		6,088,181

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Warrants

Gold/Mineral Royalty Companies 0.05%
Franco-Nevada Corp., Warrants (June 2017)	44,000	$254,997	*

Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	1,162,500	0	*@

Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	2,500,000	0	*@

Metal - Iron 0.03%
West African Iron Ore Corp., 144A, Warrants (March 2016)	2,925,000	186,754	*

Oil Companies - Exploration & Production 0.29%
Horn Petroleum Corp., Warrants (September 2013)	2,110,889	995,263	*
Petroamerica Oil Corp., 144A, Warrants (October 2014)	8,000,000	550,071	*
U.S. Oil Sands, Inc., Warrants (May 2014) (RS)	7,777,777	0	*@
		1,545,334
Total Warrants (cost $3,673,500)		8,288,124

	Contracts
Purchased Call Options 0.39%

Chemicals - Diversified 0.01%
Sociedad Quimica y Minera de Chile S.A., Strike Price 50, Call, Expiration Oct. 2012 (premium $56,460)	90	63,000

Coal 0.07%
Peabody Energy Corp., Strike Price 22, Call, Expiration Jan. 2013 (premium $274,950)	500	247,500
Walter Energy, Inc., Strike Price 50, Call, Expiration Jan. 2013 (premium $233,596)	250	127,500
		375,000
Exchange-Traded Funds 0.02%
Market Vectors Agribusiness ETF, Strike Price 43, Call, Expiration Jan. 2013 (premium $78,430)	110	85,250

Food - Meat Products 0.02%
BRF-Brasil Foods S.A., Strike Price 15, Call, Expiration Dec. 2012 (premium $77,140)	290	47,125
Tyson Foods, Inc., Strike Price 17.50, Call, Expiration Jan. 2013 (premium $90,830)	310	65,100
		112,225

See notes to portfolios of investments and notes to financial statements.

	Contracts	Value
Purchased Call Options

Metal - Copper 0.02%
Freeport-McMoRan Copper & Gold, Inc., Strike Price 29.50, Call, Expiration Jan. 2013 (premium $94,575)	150	$91,050

Metal - Iron 0.03%
Cliffs Natural Resources, Inc., Strike Price 45, Call, Expiration Jan. 2013 (premium $191,000)	200	163,000

Oil - Field Services 0.06%
Oil States International, Inc., Strike Price 60, Call, Expiration Dec. 2012 (premium $345,300)	300	327,000

Oil Companies - Exploration & Production 0.03%
Pioneer Natural Resources Co., Strike Price 90, Call, Expiration Jan. 2013 (premium $163,300)	100	112,500
SM Energy Co., Strike Price 55, Call, Expiration Nov. 2012 (premium $59,443)	60	27,000
		139,500
Oil Companies - Integrated 0.06%
Cenovus Energy, Inc., Strike Price 25, Call, Expiration Dec. 2012 (premium $214,900)	300	226,500
Imperial Oil Ltd., Strike Price 35, Call, Expiration Nov. 2012 (premium $104,390)	130	102,050
		328,550
Oil Field Machinery & Equipment 0.04%
National-Oilwell Varco, Inc., Strike Price 60, Call, Expiration Jan. 2013 (premium $226,380)	200	193,500

Paper & Related Products 0.01%
International Paper Co., Strike Price 26, Call, Expiration Jan. 2013 (premium $83,810)	170	71,400

Pipelines 0.01%
Kinder Morgan, Inc., Strike Price 30, Call, Expiration Jan. 2013 (premium $63,450)	150	46,875

Quarrying 0.01%
Compass Minerals International, Inc., Strike Price 70, Call, Expiration Dec. 2012 (premium $85,040)	80	70,000

Total Purchased Call Options (cost $2,442,994)		2,066,350

See notes to portfolios of investments and notes to financial statements.

	Contracts	Value
Purchased Put Options 0.18%

Exchange-Traded Funds 0.18%
Market Vectors Agribusiness ETF, Strike Price 34, Put, Expiration Oct. 2012 (premium $291,662)	1,000	$190,000
Materials Select Sector SPDR Trust, Strike Price 34, Put, Expiration Dec. 2012 (premium $531,909)	2,000	398,000
SPDR S&P Oil & Gas Exploration & Production ETF, Strike Price 46, Put, Expiration Dec. 2012 (premium $510,910)	1,000	365,000

Total Purchased Put Options (cost $1,334,481)		953,000

	Units
Master Limited Partnerships 5.72%

Oil Companies - Exploration & Production 1.53%
SandRidge Mississippian Trust II	428,000	8,089,200

Pipelines 4.19%
Enterprise Products Partners, L.P.	224,000	11,477,760	*
Western Gas Partners L.P.	247,000	10,776,610	*
		22,254,370
Total Master Limited Partnerships (cost $30,175,811)		30,343,570

	Principal Amount
Silver-Linked Notes 0.37%

Gold Mining 0.37%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$2,000,000	1,720,000
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	287,000	246,820

Total Silver-Linked Notes (cost $2,244,928)		1,966,820

Corporate Notes 1.46%

Building - Heavy Construction 0.63%
Arendal, S. de R.L. de C.V., 144A, 12.50%, maturity 10/30/12	3,355,400	3,355,400

Diversified Minerals 0.09%
Niocan, Inc., 144A, 12.00%, maturity 08/27/12	491,135	491,135	@

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Corporate Notes

Electric - Generation 0.57%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	$3,000,000	$3,000,000	@

Mining Services 0.17%
Great Western Minerals Group Ltd., 8.00%, maturity 04/06/17	1,000,000	902,500

Total Corporate Notes (cost $7,798,919)		7,749,035

Total Securities (cost $576,128,512)		499,645,837

Repurchase Agreement 4.90%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $25,985,729, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $25,985,426)	25,985,426	25,985,426

Total Investments 99.07% (cost $602,113,938)		525,631,263
Other assets and liabilities, net 0.93%		4,972,855

Net Assets 100%		$530,604,118

	Shares Subject To Call
Call Options Written
CF Industries Holdings, Inc., Strike Price 195, Expiration July 2012	59,000	$306,800
Monsanto Co., Strike Price 82.50, Expiration July 2012	136,000	224,400
Yamana Gold, Inc., Strike Price 16, Expiration July 2012	150,000	36,000

Total Call Options Written (premiums received $545,991) (Note 2A)		$567,200

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 78.48%

Agricultural Operations 0.63%
Agriterra Ltd.	38,620,100	$2,038,535	*

Coal 1.00%
Pacific Coal Resources Ltd.	2,644,222	441,548	*
Prophecy Coal Corp., 144A	133,400	33,414	*
Sable Mining Africa Ltd.	18,201,500	2,781,652	*
		3,256,614
Diamonds/Precious Stones 1.13%
Diagem, Inc.	406,350	0	*@
Diamonds North Resources Ltd.	1,757,400	77,681	*
Diamonds North Resources Ltd., 144A	1,046,800	46,271	*
Gold Standard Ventures Corp.	775,000	1,505,756	*
Lucara Diamond Corp.	1,275,000	851,628	*
Northern Superior Resources, Inc., Class A	1,510,900	289,402	*
Olivut Resources Ltd.	645,000	785,619	*
Rockwell Diamonds, Inc.	66,666	27,503	*
Rockwell Diamonds, Inc., 144A	171,667	70,822	*
		3,654,682
Diversified Minerals 3.94%
African Potash Ltd.	3,000,000	358,291	*
Aldridge Minerals, Inc.	2,006,000	1,103,443	*
Amarc Resources Ltd.	695,545	134,935	*
Calibre Mining Corp.	1,800,000	265,213	*
Elissa Resources Ltd., 144A	36,250	2,314	*
Erdene Resource Development Corp.	396,000	85,575	*
Global Minerals Ltd.	450,000	141,447	*
Golden Alliance Resources Corp.	235,000	16,158	*
Helio Resource Corp.	500,000	39,291	*
Indochine Mining Ltd.	7,785,500	875,126	*
Mindoro Resources Ltd.	2,984,000	131,899	*
Mines Management, Inc.	350,000	472,500	*
Miocene Metals Ltd.	256,833	15,767	*
Moss Lake Gold Mines Ltd.	3,345,000	706,424	*+
New Pacific Metals Corp.	45,380	30,311	*
North American Tungsten Corp.	950,000	214,626	*
Prodigy Gold, Inc.	1,350,000	755,857	*
Rochester Resources Ltd.	1,125,000	55,253	*+
Rochester Resources Ltd., 144A	6,630,000	325,623	*+
Rubicon Minerals Corp.	1,500,000	4,582,290	*
Sirocco Mining, Inc.	2,605,000	2,174,991	*
Strongbow Exploration, Inc.	825,000	64,830	*
Wallbridge Mining Co., Ltd.	1,541,000	196,778	*
		12,748,942

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Finance - Investment Banker/Broker 0.29%
Aberdeen International, Inc.	2,396,000	$929,639	*

Gold Mining 51.63%
Agnico-Eagle Mines Ltd.	350,000	14,161,000
Alamos Gold, Inc.	240,000	3,748,342	*^
Almaden Minerals Ltd.	570,000	1,198,173	*
AngloGold Ashanti Ltd., Sponsored ADR	50,000	1,717,000	^
Atna Resources Ltd.	3,000,526	2,917,853	*
AuRico Gold, Inc.	315,000	2,523,150	*^
B2Gold Corp.	1,100,000	3,306,321	*
Barrick Gold Corp.	50,000	1,878,500
Belo Sun Mining Corp.	1,000,000	1,119,788	*
Brazilian Gold Corp.	500,000	108,050	*
Canaco Resources, Inc.	800,000	275,036	*
Canyon Resources Ltd.	826,316	280,467	*
Caza Gold Corp.	1,150,000	203,330	*
CB Gold, Inc.	1,115,000	941,899	*
Centerra Gold, Inc.	175,500	1,227,405	*
Chalice Gold Mines Ltd.	3,900,000	885,634	*
Chesapeake Gold Corp.	641,600	5,804,367	*
Choice Gold Corp.	1,845,000	81,553	*
Claude Resources, Inc.	1,500,000	957,713	*
Colossus Minerals, Inc.	499,000	1,735,141	*
Comstock Mining, Inc.	750,000	1,852,500	*
Continental Gold Ltd.	630,000	4,078,091	*
Corona Minerals Ltd.	812,500	83,167	*@
Coventry Resources Ltd.	6,000,000	414,497	*
Crystallex International Corp.	2,150,000	247,250	*
Doray Minerals Ltd.	1,000,000	779,444	*
Dundee Precious Metals, Inc.	600,000	3,612,789	*
Eastmain Resources, Inc.	749,000	640,077	*
Eldorado Gold Corp.	250,000	3,080,000	*
Entree Gold, Inc.	2,940,000	1,819,361	*
Goldcorp, Inc.	150,000	5,637,000
Golden Arrow Resources Corp.	2,155,000	534,490	*
Golden Predator Corp.	2,985,700	1,114,450	*
Golden Star Resources Ltd.	550,000	638,000	*
Gran Colombia Gold Corp.	7,164,678	2,216,859	*+
Gran Colombia Gold Corp., 144A	17,175,360	5,314,315	*+
Grandview Gold, Inc.	1,100,000	37,817	*
Great Basin Gold Ltd.	1,000,000	677,766	*
Guyana Goldfields, Inc.	284,000	649,988	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	1,045,000	9,823,000	*^
IAMGOLD Corp.	150,000	1,770,000
Intrepid Mines Ltd.	1,650,000	878,646	*
Kaminak Gold Corp., Class A	100,000	171,897	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Gold Mining (Cont’d)
Kilo Goldmines Ltd.	2,500,000	$417,465	*
Kimber Resources, Inc.	1,500,000	1,102,500	*
Kirkland Lake Gold, Inc.	200,000	2,153,136	*
Klondex Mines Ltd.	3,186,300	4,381,730	*+
Lexam VG Gold, Inc.	2,370,000	477,236	*
Lexam VG Gold, Inc., 144A	2,406,501	484,586	*
Lion One Metals Ltd.	300,000	235,745	*
Malbex Resources, Inc.	470,500	39,283	*
Malbex Resources, Inc., 144A	1,333,333	111,324	*
Midway Gold Corp.	265,800	369,462	*
Mirasol Resources Ltd.	2,160,000	3,458,376	*+
NGEx Resources, Inc.	2,400,000	4,667,747	*
Olympus Pacific Minerals, Inc.	545,590	131,300	*
Pacific Rim Mining Corp.	133,500	11,146	*
Papillon Resources Ltd.	750,000	752,786	*
Petaquilla Minerals Ltd., 144A	2,660,000	1,032,071	*
Pilot Gold, Inc.	100,000	108,050	*
Planet Mining Exploration, Inc.	1,030,500	126,529	*
PMI Gold Corp.	8,016,500	6,142,007	*
Premier Gold Mines Ltd.	700,000	3,025,392	*
Queenston Mining, Inc.	350,000	1,175,777	*
Radius Gold, Inc.	2,165,000	425,323	*
Ramelius Resources Ltd.	1,300,000	651,052	*
Renaissance Gold, Inc.	530,000	327,980	*
Reunion Gold Corp.	1,925,000	888,709	*
Revolution Resources Corp., 144A	570,000	78,385	*
Richmont Mines, Inc.	535,000	2,477,050	*
Rio Alto Mining Ltd.	509,306	2,041,126	*
Riverstone Resources, Inc.	300,000	110,505	*
Romarco Minerals, Inc.	1,000,000	520,603	*
Rusoro Mining Ltd.	6,325,900	217,481	*
Rye Patch Gold Corp.	5,775,000	3,233,387	*
San Gold Corp.	2,050,000	1,872,698	*
Seafield Resources Ltd., 144A	1,300,000	191,543	*
SEMAFO, Inc.	300,000	1,376,160	*
Silver Lake Resources Ltd.	500,000	1,444,624	*
Solvista Gold Corp.	65,000	18,835	*+
Solvista Gold Corp., 144A	2,620,000	759,196	*+
St Barbara Ltd.	1,500,000	2,727,096	*
Sunridge Gold Corp.	1,000,000	275,036	*
Taurus Gold Ltd. (RS)	2,255,169	3,382,754	*@
Tolima Gold, Inc., 144A	4,325,000	722,214	*
Torex Gold Resources, Inc.	2,411,300	3,908,104	*
TriStar Gold, Inc.	1,377,500	351,800	*
Virginia Mines, Inc.	792,000	7,009,400	*
West Kirkland Mining, Inc.	1,500,000	456,756	*
Yamana Gold, Inc.	660,000	10,164,000	^
		167,177,591

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Gold/Mineral Royalty Companies 2.65%
Franco-Nevada Corp.	190,000	$8,592,505

Investment Companies 0.00%
Invictus Financial, Inc.	49,800	4,892	*

Medical - Hospitals 0.02%
African Medical Investments plc	4,637,500	63,558	*

Metal - Copper 2.99%
Catalyst Copper Corp.	1,564,000	76,813	*
Catalyst Copper Corp., 144A	2,000,000	98,227	*
Freeport-McMoRan Copper & Gold, Inc.	225,000	7,665,750	^
Lumina Copper Corp.	30,000	275,527	*
Revett Minerals, Inc.	481,000	1,578,056	*
Verona Development Corp.	48,500	0	*@
		9,694,373
Metal - Diversified 2.80%
Avion Gold Corp.	785,000	350,842	*
Balmoral Resources Ltd.	1,085,000	586,170	*
Bearing Resources Ltd.	81,250	19,952	*
Bell Copper Corp.	2,000,000	19,645	*
Cerro Resources NL	17,658,000	1,322,059	*
Cerro Resources NL, 144A	2,600,000	217,082	*
Dalradian Resources, Inc.	1,678,000	1,071,362	*
First Point Minerals Corp.	2,400,000	1,178,724	*
Imperial Metals Corp.	254,700	2,321,709	*
Mariana Resources Ltd.	4,225,000	363,870	*
Orsu Metals Corp.	289,800	26,331	*
Orsu Metals Corp., 144A	1,800,000	163,548	*
Prophecy Platinum Corp.	1	2	*
Rackla Metals, Inc.	714,999	77,255	*
Robust Resources Ltd.	600,000	529,875	*
South American Silver Corp.	540,000	594,077	*
Temex Resources Corp.	950,000	167,968	*
Tigray Resources, Inc.	275,000	51,999	*
		9,062,470
Mining Services 1.36%
Argent Minerals Ltd.	5,625,000	319,682	*
Energold Drilling Corp.	390,000	1,497,863	*
Geodrill Ltd.	320,000	675,802	*
Natasa Mining Ltd.	1,293,449	1,914,503	*
		4,407,850

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	$0	*@

Platinum 0.61%
Osmium Holdings S.A. (RS)	891	0	*@
Pacific North West Capital Corp.	1,291,666	101,501	*
Platinum Group Metals Ltd.	2,265,000	1,891,116	*
		1,992,617
Precious Metals 5.30%
Alexco Resource Corp.	350,000	1,543,500	*
Atikwa Resources, Inc.	1,333,333	39,291	*
Candente Gold Corp.	765,000	127,744	*+
Candente Gold Corp., 144A	4,875,000	814,056	*+
Coeur d’Alene Mines Corp.	285,000	5,004,600	*
Fortress Minerals Corp.	202,000	892,884	*
Fortress Minerals Corp., 144A	70,000	309,415	*
Newstrike Capital, Inc.	20,000	28,289	*
Pan African Resources plc	10,000,000	2,425,009	*
Polymetal International plc	170,000	2,436,005
Roxgold, Inc.	1,105,000	575,267	*
Sabina Gold & Silver Corp.	899,400	1,758,073	*
Solitario Exploration & Royalty Corp.	950,000	1,194,440	*
		17,148,573
Silver Mining 4.13%
First Majestic Silver Corp.	145,000	2,095,250	*
MAG Silver Corp.	731,000	6,433,633	*
Silver Wheaton Corp.	180,000	4,831,200
		13,360,083
Total Common Stocks (cost $399,830,938)		254,132,924

Exchange-Traded Funds (ETF) 1.53%

ETFS Palladium Trust	5,000	286,650	*
Market Vectors Gold Miners ETF	20	895	*
Market Vectors Junior Gold Miners ETF	35	671	*
SPDR Gold Trust	30,000	4,655,700	*

Total Exchange-Traded Funds (cost $5,169,281)		4,943,916

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Warrants 3.98%

Coal 0.01%
Pacific Coal Resources Ltd., Warrants (March 2016)	1,111,111	$27,285	*

Gold Mining 3.77%
Choice Gold Corp., Warrants (December 2012)	870,000	0	*@
Crystallex International Corp., 144A, Warrants (December 2049)	162,500	0	*@
Dundee Precious Metals, Inc., Warrants (November 2015)	1,260,000	5,594,224	*
Endeavour Mining Corp., Warrants (February 2014)	1,030,000	470,458	*
Gran Colombia Gold Corp., Warrants (August 2015)	2,221,104	370,893	*
Gran Colombia Gold Corp., 144A, Warrants (August 2015)	4,520,983	754,940	*
Kinross Gold Corp., Warrants (September 2013)	788,411	298,157	*
Kinross Gold Corp., Warrants (September 2014)	250,000	98,227	*
New Gold, Inc., Warrants (June 2017)	1,100,000	3,468,395	*
New Gold, Inc., 144A, Warrants (June 2017)	352,530	1,111,558	*
Petaquilla Minerals Ltd., 144A, Warrants (January 2014)	2,660,000	0	*@
Rusoro Mining Ltd., Warrants (November 2012)	225,750	1,109	*
Rusoro Mining Ltd., 144A, Warrants (November 2012)	6,105,000	29,984	*
Seafield Resources Ltd., 144A, Warrants (December 2012)	1,300,000	6,385	*
Solvista Gold Corp., 144A, Warrants (April 2013)	1,310,000	0	*@
Tolima Gold, Inc., 144A, Warrants (December 2013)	2,050,000	0	*@
		12,204,330
Gold/Mineral Royalty Companies 0.20%
Franco-Nevada Corp., Warrants (July 2013)	42,200	8,083	*
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	23,943	*
Franco-Nevada Corp., Warrants (June 2017)	105,932	613,918	*
		645,944
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	2,125,000	0	*@

Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	1,000,000	0	*@

Metal - Diversified 0.00%
Rackla Metals, Inc., Warrants (June 2013)	673,333	23,149	*
Rackla Metals, Inc., 144A, Warrants (June 2013)	41,666	1,432	*
		24,581
Total Warrants (cost $10,706,989)		12,902,140

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Special Warrants 0.00%

Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049) (RS) (cost $300,000)	600,000	$0	*@

	Contracts
Purchased Call Options 2.36%

Gold Mining 2.23%
Agnico-Eagle Mines Ltd., Strike Price 47.50, Call, Expiration Jan. 2013 (premium $917,592)	6,842	1,744,710
Agnico-Eagle Mines Ltd., Strike Price 55, Call, Expiration Jan. 2013 (premium $629,470)	1,074	108,474
AuRico Gold, Inc., Strike Price 8, Call, Expiration Dec. 2012 (premium $317,450)	2,139	256,680
Barrick Gold Corp., Strike Price 50, Call, Expiration Jan. 2013 (premium $782,254)	3,737	209,272
Eldorado Gold Corp., Strike Price 12.50, Call, Expiration Jan. 2013 (premium $874,611)	3,112	497,920
Gold Fields Ltd., Strike Price 20, Call, Expiration Jan. 2013 (premium $2,385)	78	546
Goldcorp, Inc., Strike Price 65, Call, Expiration Jan. 2013 (premium $236,868)	3,958	67,286
Goldcorp, Inc., Strike Price 65, Call, Expiration Jan. 2014 (premium $457,429)	1,340	160,130
IAMGOLD Corp., Strike Price 15, Call, Expiration Jan. 2013 (premium $58,930)	205	11,275
IAMGOLD Corp., Strike Price 17.50, Call, Expiration Jan. 2013 (premium $155,240)	2,544	76,320
Kinross Gold Corp., Strike Price 10, Call, Expiration Jan. 2013 (premium $704,797)	7,641	389,691
Kinross Gold Corp., Strike Price 12, Call, Expiration Jan. 2014 (premium $283,338)	1,715	164,640
Newmont Mining Corp., Strike Price 60, Call, Expiration Jan. 2013 (premium $2,624,644)	7,718	771,800
Randgold Resources Ltd., Strike Price 77.50, Call, Expiration Jan. 2013 (premium $2,296,226)	1,422	2,772,900
		7,231,644
Silver Mining 0.13%
Hecla Mining Co., Strike Price 5, Call, Expiration Jan. 2013 (premium $215,655)	2,708	167,896
Pan American Silver Corp., Strike Price 30, Call, Expiration Jan. 2013 (premium $11,545)	222	5,550
Silver Standard Resources, Inc., Strike Price 15, Call, Expiration Jan. 2013 (premium $1,403,391)	3,690	239,850
		413,296
Total Purchased Call Options (cost $11,971,825)		7,644,940

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Purchased Put Options 0.09%

Exchange-Traded Funds 0.07%
Market Vectors Gold Miners ETF, Strike Price 45, Put, Expiration January 2013 (premium $335,705)	475	$231,800

Metal - Copper 0.02%
Freeport-McMoRan Copper & Gold, Inc., Strike Price 30, Put, Expiration July 2012 (premium $110,210)	2,250	49,500

Total Purchased Put Options (cost $445,915)		281,300

	Principal Amount
Convertible Debenture 0.37%

Metal - Iron 0.37%
Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS) (cost $1,200,000)	$1,200,000	1,200,000	@

Silver-Linked Notes 2.24%

Gold Mining 2.24%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	8,150,000	7,009,000
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	298,000	256,280

Total Silver-Linked Notes (cost $8,407,186)		7,265,280

Corporate Note 0.25%

Electric - Generation 0.25%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS) (cost $800,000)	800,000	800,000	@

Total Securities (cost $438,832,134)		289,170,500

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Repurchase Agreement 10.70%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $34,639,410, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $34,639,005)	$34,639,005	$34,639,005

Total Investments 100.00% (cost $473,471,140)		323,809,505
Other assets and liabilities, net 0.00%		(6,675)

Net Assets 100%		$323,802,830

	Shares Subject To Call
Call Options Written
Alamos Gold, Inc., Strike Price 16, Expiration July 2012	120,000	$64,830
AngloGold Ashanti Ltd., Strike Price 34, Expiration July 2012	50,000	60,000
AuRico Gold, Inc., Strike Price 8, Expiration July 2012	50,000	17,500
Freeport-McMoRan Copper & Gold, Inc., Strike Price 33, Expiration July 2012	210,000	329,700
Harmony Gold Mining Co., Ltd., Strike Price 9, Expiration July 2012	200,000	110,000
Yamana Gold, Inc., Strike Price 16, Expiration July 2012	130,000	31,200

Total Call Options Written (premiums received $513,618) (Note 2A)		$613,230

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 70.25%

Gold Mining 50.23%
Agnico-Eagle Mines Ltd.	150,000	$6,069,000
Alacer Gold Corp.	250,000	1,353,077	*
Alamos Gold, Inc.	100,000	1,561,809	*^
Allied Nevada Gold Corp.	60,000	1,702,800	*
AngloGold Ashanti Ltd., Sponsored ADR	85,000	2,918,900	^
Atna Resources Ltd.	1,249,474	1,215,048	*
AuRico Gold, Inc.	580,000	4,645,800	*^
B2Gold Corp.	800,000	2,404,597	*
Barrick Gold Corp.	50,000	1,878,500
Centerra Gold, Inc.	204,500	1,430,224	*
Cia de Minas Buenaventura S.A., Sponsored ADR	100,000	3,798,000
Claude Resources, Inc.	1,000,000	638,476	*
DRDGOLD Ltd., Sponsored ADR	200,000	1,310,000
Dundee Precious Metals, Inc.	340,000	2,047,247	*
Eldorado Gold Corp.	150,000	1,848,000	*
Goldcorp, Inc.	100,000	3,758,000
Golden Star Resources Ltd.	275,000	319,000	*
Gran Colombia Gold Corp.	5,070,158	1,568,783	*
Gran Colombia Gold Corp., 144A	4,150,000	1,284,072	*
Great Basin Gold Ltd.	350,000	237,218	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	865,000	8,131,000	*^
IAMGOLD Corp.	125,000	1,475,000
Kirkland Lake Gold, Inc.	200,000	2,153,136	*
Lake Shore Gold Corp.	1,000,000	893,866	*
Nevsun Resources Ltd.	200,000	648,000
New Gold, Inc.	200,000	1,900,946	*
Richmont Mines, Inc.	240,000	1,111,200	*
Rio Alto Mining Ltd.	254,794	1,021,128	*
Royal Gold, Inc.	75,000	5,880,000	^
San Gold Corp.	1,050,000	959,187	*
Sandstorm Gold Ltd.	225,000	1,834,389	*
SEMAFO, Inc.	275,000	1,261,480	*
Silver Lake Resources Ltd.	1,000,000	2,889,248	*
St Barbara Ltd.	500,000	909,032	*
Yamana Gold, Inc.	330,000	5,082,000	^
		78,138,163
Gold/Mineral Royalty Companies 6.06%
Franco-Nevada Corp.	208,600	9,433,667	*

Medical - Hospitals 0.02%
African Medical Investments plc	2,000,000	27,410	*

Metal - Copper 3.29%
Freeport-McMoRan Copper & Gold, Inc.	150,000	5,110,500	^

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Metal - Diversified 0.09%
Avion Gold Corp.	310,000	$138,549	*

Mining Services 0.37%
Major Drilling Group International, Inc.	50,000	578,066	*

Precious Metals 4.73%
Alexco Resource Corp.	200,000	882,000	*
Coeur d’Alene Mines Corp.	130,000	2,282,800	*
McEwen Mining, Inc.	300,000	903,000	*
Pan African Resources plc	5,000,000	1,212,505	*
Polymetal International plc	145,000	2,077,769
		7,358,074
Silver Mining 5.46%
First Majestic Silver Corp.	130,000	1,878,500	*
Pan American Silver Corp.	200,000	3,378,000	*^
Silver Wheaton Corp.	90,000	2,415,600
Silvercorp Metals, Inc.	150,000	829,500	*
		8,501,600
Total Common Stocks (cost $141,589,253)		109,286,029

Exchange-Traded Funds (ETF) 1.32%

ETFS Palladium Trust	2,000	114,660	*
Market Vectors Gold Miners ETF	20	895	*
Market Vectors Junior Gold Miners ETF	35	671	*
SPDR Gold Trust	12,500	1,939,875	*

Total Exchange-Traded Funds (cost $2,221,721)		2,056,101

Warrants 5.70%

Gold Mining 5.46%
Agnico-Eagle Mines Ltd., 144A, Warrants (December 2013)	70,000	380,100	*
Crystallex International Corp., 144A, Warrants (December 2049)	62,500	0	*@
Dundee Precious Metals, Inc., Warrants (November 2015)	1,399,000	6,211,365	*
Endeavour Mining Corp., Warrants (February 2014)	408,000	186,356	*
Gran Colombia Gold Corp., Warrants (August 2015)	1,947,773	325,251	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Warrants

Gold Mining (Cont’d)
Gran Colombia Gold Corp., 144A, Warrants (August 2015)	625,000	$104,366	*
Kinross Gold Corp., Warrants (September 2013)	662,394	250,500	*
Kinross Gold Corp., Warrants (September 2014)	130,000	51,078	*
New Gold, Inc., Warrants (June 2017)	310,000	977,457	*
Rusoro Mining Ltd., Warrants (November 2012)	688,750	3,383	*
Rusoro Mining Ltd., 144A, Warrants (November 2012)	930,000	4,567	*
		8,494,423
Gold/Mineral Royalty Companies 0.24%
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	23,943	*
Franco-Nevada Corp., Warrants (June 2017)	59,768	346,379	*
		370,322
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	912,500	0	*@

Total Warrants (cost $6,728,631)		8,864,745

	Contracts
Purchased Call Options 2.39%

Gold Mining 2.22%
Agnico-Eagle Mines Ltd., Strike Price 47.50, Call, Expiration Jan. 2013 (premium $299,922)	2,348	598,740
Agnico-Eagle Mines Ltd., Strike Price 55, Call, Expiration Jan. 2013 (premium $314,455)	536	54,136
Allied Nevada Gold Corp., Strike Price 30, Call, Expiration Sep. 2012 (premium $329,876)	650	100,750
AngloGold Ashanti Ltd., Strike Price 50, Call, Expiration Jan. 2013 (premium $338,678)	2,029	71,015
AuRico Gold, Inc., Strike Price 8, Call, Expiration Dec. 2012 (premium $114,510)	781	93,720
Barrick Gold Corp., Strike Price 50, Call, Expiration Jan. 2013 (premium $116,197)	613	34,328
Eldorado Gold Corp., Strike Price 12.50, Call, Expiration Jan. 2013 (premium $511,533)	1,778	284,480
Gold Fields Ltd., Strike Price 20, Call, Expiration Jan. 2013 (premium $208,091)	2,862	20,034
Goldcorp, Inc., Strike Price 65, Call, Expiration Jan. 2013 (premium $102,627)	1,707	29,019
Goldcorp, Inc., Strike Price 65, Call, Expiration Jan. 2014 (premium $226,332)	650	77,675
IAMGOLD Corp., Strike Price 15, Call, Expiration Jan. 2013 (premium $58,930)	205	11,275
IAMGOLD Corp., Strike Price 17.50, Call, Expiration Jan. 2013 (premium $152,811)	2,376	71,280
Kinross Gold Corp., Strike Price 10, Call, Expiration Jan. 2013 (premium $342,246)	3,709	189,159

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Purchased Call Options

Gold Mining (Cont’d)
Kinross Gold Corp., Strike Price 12, Call, Expiration Jan. 2014 (premium $219,362)	1,260	$120,960
Newmont Mining Corp., Strike Price 60, Call, Expiration Jan. 2013 (premium $1,313,120)	3,852	385,200
Randgold Resources Ltd., Strike Price 77.50, Call, Expiration Jan. 2013 (premium $1,088,963)	673	1,312,350
		3,454,121
Silver Mining 0.17%
Hecla Mining Co., Strike Price 5, Call, Expiration Jan. 2013 (premium $106,102)	1,324	82,088
Pan American Silver Corp., Strike Price 30, Call, Expiration Jan. 2013 (premium $375,309)	2,768	69,200
Silver Standard Resources, Inc., Strike Price 15, Call, Expiration Jan. 2013 (premium $635,386)	1,665	108,225
		259,513
Total Purchased Call Options (cost $6,854,450)		3,713,634

Purchased Put Options 0.08%

Exchange-Traded Funds 0.06%
Market Vectors Gold Miners ETF, Strike Price 45, Put, Expiration Jan. 2013 (premium $146,993)	208	101,504

Metal - Copper 0.02%
Freeport-McMoRan Copper & Gold, Inc., Strike Price 30, Put, Expiration July 2012 (premium $73,473)	1,500	33,000

Total Purchased Put Options (cost $220,466)		134,504

	Principal Amount
Silver-Linked Notes 2.49%

Gold Mining 2.49%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$4,250,000	3,655,000
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	250,000	215,000

Total Silver-Linked Notes (cost $4,465,286)		3,870,000

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Corporate Notes 3.95%

Gold Mining 3.76%
Allied Nevada Gold Corp., 144A, 8.75%, maturity 06/01/19	$1,473,405	$1,440,254
Barrick Gold Corp., 6.95%, maturity 04/01/19	1,700,000	2,118,013
Newmont Mining Corp., 6.25%, maturity 10/01/39	2,000,000	2,284,076
		5,842,343
Electric - Generation 0.19%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	300,000	300,000	@

Total Corporate Notes (cost $6,216,657)		6,142,343

Total Securities (cost $168,296,464)		134,067,356

Repurchase Agreement 14.33%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $22,288,971, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $22,288,711)	22,288,711	22,288,711

Total Investments 100.51% (cost $190,585,175)		156,356,067
Other assets and liabilities, net (0.51%)		(785,842)

Net Assets 100%		$155,570,225

	Shares Subject To Call
Call Options Written

Alamos Gold, Inc., Strike Price 16, Expiration July 2012	50,000	$27,012
AngloGold Ashanti Ltd., Strike Price 34, Expiration July 2012	85,000	102,000
AuRico Gold, Inc., Strike Price 8, Expiration July 2012	100,000	35,000
Freeport-McMoRan Copper & Gold, Inc., Strike Price 33, Expiration July 2012	140,000	219,800
Harmony Gold Mining Co., Ltd., Strike Price 9, Expiration July 2012	200,000	110,000
Pan American Silver Corp., Strike Price 18, Expiration July 2012	100,000	30,000
Royal Gold, Inc., Strike Price 77.50, Expiration July 2012	35,000	94,500
Royal Gold, Inc., Strike Price 80, Expiration July 2012	40,000	56,000
Yamana Gold, Inc., Strike Price 16, Expiration July 2012	65,000	15,600

Total Call Options Written (premiums received $717,622) (Note 2A)		$689,912

See notes to portfolios of investments and notes to financial statements.

Eastern European Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 88.98%

Agricultural Chemicals 4.24%
Uralkali OJSC, Sponsored GDR	194,500	$7,503,616

Agricultural Operations 3.11%
Kernel Holding S.A.	300,000	5,498,320	*

Airlines 0.55%
Turk Hava Yollari A.O.	550,000	970,276	*

Appliances 0.22%
Arcelik A.S.	76,500	387,607

Automotive - Cars & Light Trucks 2.56%
Ford Otomotiv Sanayi A.S.	155,500	1,412,647
Tofas Turk Otomobil Fabrikasi A.S.	726,600	3,120,137	*
		4,532,784
Cellular Telecommunications 4.45%
Mobile TeleSystems OJSC	880,000	6,370,119
Turkcell Iletisim Hizmetleri A.S.	100,000	505,435	*
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR	80,000	1,004,000	*
		7,879,554
Chemicals - Diversified 2.93%
Synthos S.A.	2,900,000	5,177,929	*

Coal 0.01%
Eastcoal, Inc.	52,100	16,121	*

Commercial Banks - Non US 13.31%
Bank of Georgia Holdings plc	148,478	2,503,806	*
Erste Group Bank AG	150,000	2,851,819	*
Get Bank S.A.	730,000	394,283	*
Sberbank of Russia, Sponsored ADR	1,127,000	12,258,876	*
Turkiye Garanti Bankasi A.S.	450,000	1,774,537
VTB Bank OJSC, Sponsored GDR	1,064,800	3,778,478
		23,561,799
Electric - Generation 1.16%
CEZ A.S.	52,000	1,796,479
E.ON Russia JSC	3,501,000	253,970	*
		2,050,449
Electric - Integrated 1.49%
PGE S.A.	450,000	2,627,861

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Finance - Investment Banker/Broker 1.27%
Turkiye Sinai Kalkinma Bankasi A.S.	2,208,313	$2,253,069	*

Food - Retail 2.72%
Magnit OJSC	40,000	4,809,261	*

Food - Wholesale/Distribution 2.50%
Eurocash S.A.	360,000	4,433,276	*

Gold Mining 2.77%
Dundee Precious Metals, Inc.	60,000	361,279	*
Koza Altin Isletmeleri A.S.	234,300	4,543,628
		4,904,907
Life/Health Insurance 0.26%
Anadolu Hayat Emeklilik A.S.	200,000	460,414

Machinery - Farm 1.33%
Turk Traktor ve Ziraat Makineleri A.S.	138,700	2,347,083

Medical - Generic Drugs 0.43%
Pharmstandard OJSC	17,200	760,846	*

Metal - Diversified 2.11%
MMC Norilsk Nickel OJSC, Sponsored ADR	200,000	3,313,773	*
Orsu Metals Corp.	664,240	60,353	*
Orsu Metals Corp., 144A	4,025,000	365,711	*
		3,739,837
Miscellaneous Manufacturers 0.96%
Trakya Cam Sanayii A.S.	1,263,883	1,702,245	*

Oil Companies - Exploration & Production 12.14%
BNK Petroleum, Inc.	465,600	306,421	*
Gazprom OAO, Sponsored ADR	1,304,302	12,346,675
NovaTek OAO, Sponsored GDR	83,000	8,836,659
		21,489,755
Oil Companies - Integrated 20.58%
Lukoil OAO, Sponsored ADR	300,000	16,770,526
MOL Hungarian Oil & Gas Nyrt.	42,200	3,054,551	*
Surgutneftegas OJSC, Sponsored ADR	577,200	4,794,800	*
TNK-BP Holding	5,114,800	11,814,799
		36,434,676

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Oil Refining & Marketing 2.79%
Tupras Turkiye Petrol Rafinerileri A.S.	230,500	$4,941,758

Precious Metals 1.82%
Polymetal International plc	225,000	3,224,125

Steel Pipe & Tube 0.27%
OAO TMK, Sponsored GDR	40,000	481,402	*

Tobacco 1.10%
Philip Morris CR A.S.	3,500	1,953,505	*

Web Portals/Internet Service Providers 1.90%
Yandex N.V., Class A	176,300	3,358,515	*

Total Common Stocks (cost $158,783,944)		157,500,990

Preferred Stock 0.90%

Pipelines 0.90%
AK Transneft OAO (cost $2,114,120)	1,100	1,595,925

Real Estate Investment Trust (REIT) 0.78%

Sinpas Gayrimenkul Yatirim Ortakligi A.S. (cost $1,269,166)	2,000,000	1,373,731	*

Exchange-Traded Fund (ETF) 0.19%

SPDR Gold Trust (cost $347,137)	2,200	341,418	*

Warrants 1.28%

Gold Mining 1.28%
Dundee Precious Metals, Inc., Warrants (November 2015) (cost $50,149)	510,000	2,264,329	*

Total Securities (cost $162,564,516)		163,076,393

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Repurchase Agreement 6.70%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $11,865,491, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $11,865,352)	$11,865,352	$11,865,352

Total Investments 98.83% (cost $174,429,868)		174,941,745
Other assets and liabilities, net 1.17%		2,076,880

Net Assets 100%		$177,018,625

	Shares Subject To Call
Call Options Written

Lukoil OAO, Strike Price 56, Expiration July 2012	100,000	$45,000
MMC Norilsk Nickel OJSC, Strike Price 16, Expiration July 2012	200,000	192,000
NovaTek OAO, Strike Price 115, Expiration July 2012	23,000	34,224
Sberbank of Russia, Strike Price 10.50, Expiration July 2012	300,000	171,000
Surgutneftegas OJSC, Strike Price 9, Expiration July 2012	200,000	18,000

Total Call Options Written (premiums received $527,600) (Note 2A)		$460,224

See notes to portfolios of investments and notes to financial statements.

Global Emerging Markets Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 89.46%

Advanced Materials/Products 0.91%
OCI Materials Co., Ltd.	2,000	$72,674	*

Agricultural Chemicals 2.04%
Acron JSC	2,000	71,974	*
Gujarat State Fertilisers & Chemicals Ltd.	11,900	90,224	*
		162,198
Agricultural Operations 3.68%
Rimbunan Sawit Bhd	236,600	77,243	*
TDM Bhd	58,000	76,562	*
Tradewinds Malaysia Bhd	27,100	76,662	*
Univanich Palm Oil PCL	20,000	62,864	*
		293,331
Airlines 0.93%
Shandong Airlines Co., Ltd., Class B	60,800	74,040	*

Applications Software 0.88%
Polaris Financial Technology Ltd.	30,600	69,949	*

Audio/Video Products 1.02%
TCL Multimedia Technology Holdings Ltd.	150,000	81,381	*

Automotive/Truck Parts & Equipment - Original 2.12%
Global & Yuasa Battery Co., Ltd.	2,200	89,409	*
Ways Technical Corp., Ltd.	31,900	79,646	*
		169,055
Beverages - Wine/Spirits 0.96%
Muhak Co., Ltd.	7,800	76,677	*

Building - Heavy Construction 1.06%
IRB Infrastructure Development Ltd.	37,000	84,485	*

Building - Residential/Commercial 0.99%
Xinyuan Real Estate Co., Ltd., Sponsored ADR	26,000	79,040	*

Building & Construction - Miscellaneous 2.23%
Alarko Holding A.S.	35,500	80,303	*
Budimex S.A.	1,000	16,417	*
CH. Karnhang PCL	359,700	80,895	*
		177,615

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Chemicals - Diversified 1.11%
Rain Commodities Ltd.	142,300	$88,643	*

Chemicals - Specialty 0.99%
Soda Sanayii A.S.	46,000	78,520	*

Coal 1.03%
PT Indika Energy Tbk	412,300	81,648	*

Commercial Banks - Non US 13.52%
Banregio Grupo Financiero S.A.B. de C.V.	30,000	87,698	*
City Union Bank Ltd.	94,000	88,322	*
Dena Bank	58,900	105,459	*
Entie Commercial Bank	89,000	39,573	*
Indian Overseas Bank	51,100	77,184	*
Karnataka Bank Ltd.	48,400	82,010	*
Kiatnakin Bank PCL	71,400	81,419	*
Oriental Bank of Commerce	16,100	74,055	*
PT Bank Bukopin Tbk	1,350,000	90,744	*
Thanachart Capital PCL	91,500	83,327	*
UCO Bank	63,900	92,504	*
Union Bank of the Philippines	32,700	78,102	*
Vijaya Bank	81,700	86,026	*
Vozrozhdenie Bank	600	9,935	*
		1,076,358
Diversified Financial Services 1.04%
Indiabulls Financial Services Ltd.	19,800	82,698	*

Diversified Minerals 0.30%
African Potash Ltd.	200,000	23,886	*

Diversified Operations 0.98%
Yazicilar Holding A.S., Class A	11,700	78,142	*

Electric - Integrated 2.07%
First Philippine Holdings Corp.	47,000	84,837
Mosenergo OAO	1,850,000	79,596	*
		164,433
Electric - Transmission 0.93%
KEC International Ltd.	74,000	74,150	*

Electronic Components - Miscellaneous 0.90%
China Digital TV Holding Co., Ltd., Sponsored ADR	24,500	72,030	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Electronic Components - Semiconductors 1.10%
Spreadtrum Communications, Inc., Sponsored ADR	4,976	$87,826	*

Engineering/R&D Services 1.06%
Mudajaya Group Bhd	98,000	84,754	*

Entertainment Software 0.88%
Shanda Games Ltd., Sponsored ADR	17,500	70,000	*

Finance - Leasing Company 0.82%
Woori Financial Co., Ltd.	4,800	65,505	*

Finance - Other Services 0.99%
Bursa Malaysia Bhd	20,100	39,295
Singapore Exchange Ltd.	7,796	39,134	*
		78,429
Fisheries 0.90%
China Fishery Group Ltd.	103,000	71,575	*

Food - Confectionery 2.31%
Guan Chong Bhd	115,600	106,480	*
Ulker Biskuvi Sanayi A.S.	20,200	77,683	*
		184,163
Food - Miscellaneous/Diversified 1.00%
PT Tunas Baru Lampung Tbk	1,434,000	79,710	*

Gambling (Non-Hotel) 0.81%
Asia Entertainment & Resources Ltd.	16,000	64,640	*

Gas - Distribution 0.97%
Samchully Co., Ltd.	1,000	77,104	*

Gold Mining 0.30%
Gran Colombia Gold Corp.	78,400	24,258	*

Housewares 0.96%
Anadolu Cam Sanayii A.S.	52,000	76,117	*

Internet Content - Entertainment 1.98%
Giant Interactive Group, Inc., Sponsored ADR	17,100	82,593	*
Perfect World Co., Ltd., Sponsored ADR	7,500	75,150	*
		157,743

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Investment Companies 1.04%
Norte Grande S.A.	1,000,000	$9,785	*
Sociedad de Inversiones Oro Blanco S.A.	5,310,207	73,171	*
		82,956
Machinery - Farm 2.06%
CB Industrial Product Holding Bhd	110,000	88,751	*
Turk Traktor ve Ziraat Makineleri A.S.	4,426	74,897
		163,648
Medical - Drugs 1.87%
Jeil Pharmaceutical Co.	510	8,959	*
Strides Arcolab Ltd.	5,254	70,624	*
Veropharm OJSC	3,000	69,687	*
		149,270
Medical - Hospitals 0.56%
NMC Health plc	15,000	44,924	*

Metal - Diversified 2.31%
Inner Mongolia Eerduosi Resourses Co., Ltd., Class B	88,700	80,806	*
Orsu Metals Corp.	41,083	3,733	*
Orsu Metals Corp., 144A	200,000	18,172	*
PT Aneka Tambang Persero Tbk	568,600	81,120
		183,831
Miscellaneous Manufacturers 2.04%
Trakya Cam Sanayii A.S.	59,000	79,464	*
Yem Chio Co., Ltd.	89,000	82,900	*
		162,364
Oil Companies - Exploration & Production 1.75%
Petrominerales Ltd.	5,000	56,481	*
PT Medco Energi internasional Tbk	433,800	83,134	*
		139,615
Oil Companies - Integrated 0.91%
Refineria La Pampilla S.A. Relapasa	310,500	72,223	*

Oil Refining & Marketing 1.13%
Bangchak Petroleum PCL	125,300	90,187	*

Patient Monitoring Equipment 1.01%
Opto Circuits India Ltd.	28,900	80,177	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Petrochemicals 2.39%
Alexandria Mineral Oils Co.	7,200	$103,449	*
Sidi Kerir Petrochemicals Co.	42,000	86,795	*
		190,244
Property/Casualty Insurance 0.62%
Qualitas Compania de Seguros S.A. de C.V., Series C	45,984	48,979	*

Public Thoroughfares 1.22%
Jaypee Infratech Ltd.	100,700	97,373	*

Real Estate Operating/Development 7.55%
Cathay Real Estate Development Co., Ltd.	185,000	85,005	*
Hung Poo Real Estate Development Corp.	96,400	80,713	*
KrisAssets Holdings Bhd	40,000	98,734	*
Megaworld Corp.	1,556,000	81,757	*
Run Long Construction Co., Ltd.	52,800	76,705	*
Sansiri PCL	2,642,000	178,206	*
		601,120
Retail - Jewelry 0.95%
Gitanjali Gems Ltd.	14,000	75,917	*

Shipbuilding 1.00%
Coastal Contracts Bhd	134,000	79,457	*

Steel - Producers 1.03%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	147,100	81,627

Steel - Specialty 0.89%
Seah Besteel Corp.	2,100	70,578	*

Telecom Services 1.03%
Tulip Telecom Ltd.	38,200	81,618	*

Telecommunication Equipment 0.72%
TCL Communication Technology Holdings Ltd.	180,500	57,720

Textile - Apparel 1.24%
Luthai Textile Co., Ltd., Class B	115,900	98,526	*

Textile - Home Furnishings 1.01%
Oriental Weavers	27,000	80,286	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Textile - Products 0.53%
Taiwan Paiho Ltd.	62,000	$42,192	*

Tobacco 0.83%
Eastern Tobacco	5,000	66,023

Total Common Stocks (cost $7,969,485)		7,123,632

Preferred Stocks 2.75%

Commercial Banks - Non US 2.75%
Banco ABC Brasil S.A.	13,500	64,185	*
Banco Daycoval S.A.	16,600	77,849	*
Banco Industrial e Comercial S.A.	27,000	76,618	*

Total Preferred Stocks (cost $264,479)		218,652

Real Estate Investment Trusts (REIT) 1.89%

Al-Hadharah Boustead	125,000	70,570	*
Sinpas Gayrimenkul Yatirim Ortakligi A.S.	116,200	79,814	*

Total Real Estate Investment Trusts (cost $148,382)		150,384

Exchange-Traded Funds (ETF) 1.48%

iShares MSCI Mexico Investable Market Index Fund	650	39,943
Market Vectors Indonesia Index ETF	1,495	41,038	*
ProShares Short FTSE China 25	835	36,748	*

Total Exchange-Traded Funds (cost $117,037)		117,729

Rights 0.03%

Finance - Leasing Company 0.03%
Woori Financial Co., Ltd. (July 2012) (cost $0)	1,529	2,344	*@

See notes to portfolios of investments and notes to financial statements.

	Principal Amount	Value
Convertible Debenture 1.26%

Metal - Iron 1.26%
Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS) (cost $100,000)	$100,000	$100,000	@

Corporate Notes 1.49%

Building - Heavy Construction 0.86%
Arendal, S. de R.L. de C.V., 144A, 12.50%, maturity 10/30/12	68,400	68,400

Electric - Generation 0.63%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	50,000	50,000	@

Total Corporate Notes (cost $117,032)		118,400

Total Investments 98.36% (cost $8,716,415)		7,831,141
Other assets and liabilities, net 1.64%		130,849

Net Assets 100%		$7,961,990

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments (unaudited)	June 30, 2012

	Shares	Value
Common Stocks 92.35%

Apparel Manufacturers 1.17%
Prada S.p.A.	48,400	$331,491

Automotive - Cars & Light Trucks 3.40%
Brilliance China Automotive Holdings Ltd.	132,000	116,216	*
Dongfeng Motor Group Co., Ltd., H shares	178,000	278,896
Great Wall Motor Co., Ltd., H shares	135,500	271,953	*
Hyundai Motor Co.	706	145,224
Kia Motors Corp.	2,240	147,941
		960,230
Batteries/Battery System 1.03%
Chaowei Power Holdings Ltd.	576,000	291,668	*

Building - Heavy Construction 1.02%
China Railway Construction Corp., Ltd., H shares	343,500	288,999

Building & Construction - Miscellaneous 2.80%
China Communications Construction Co., Ltd., H shares	571,000	506,616
China State Construction International Holdings Ltd.	300,000	285,179	*
		791,795
Building Products - Cement/Aggregates 0.52%
PT Indocement Tunggal Prakarsa Tbk	79,000	146,295	*

Casino Hotels 1.59%
NagaCorp Ltd.	382,000	171,030
SJM Holdings Ltd.	149,000	277,241
		448,271
Casino Services 0.70%
Paradise Co., Ltd.	16,306	196,747	*

Cellular Telecommunications 5.57%
Advanced Info Service PCL	50,900	298,958
China Mobile Ltd.	65,000	715,249
Hutchison Telecommunications Hong Kong Holdings Ltd.	610,000	281,501
SmarTone Telecommunications Holdings Ltd.	146,000	279,289
		1,574,997
Commercial Banks - Non US 11.63%
Agricultural Bank of China Ltd., H shares	600,000	242,252
Bank of China Ltd., H shares	1,600,000	612,245
Bank of the Philippine Islands	180,200	321,701
China Citic Bank Corp., Ltd., H shares	200,000	103,167

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Commercial Banks - Non US (Cont’d)
China Construction Bank Corp., H shares	800,000	$551,597
China Minsheng Banking Corp., Ltd., H shares	178,500	159,621
Industrial and Commercial Bank of China Ltd., H shares	500,000	279,597
Kasikornbank PCL	20,000	103,168
Krung Thai Bank PCL	292,200	149,725	*
Security Bank Corp.	180,000	613,174
Siam Commercial Bank PCL	32,000	150,459
		3,286,706
Computers 0.45%
Lenovo Group Ltd.	150,000	127,790

Consumer Products - Miscellaneous 1.02%
Biostime International Holdings Ltd.	110,500	289,229	*

Containers - Paper/Plastic 0.79%
Greatview Aseptic Packaging Co., Ltd.	426,000	224,003	*

Cosmetics & Toiletries 0.38%
Prince Frog International Holdings Ltd.	300,000	108,042	*

Distribution/Wholesale 0.79%
PT AKR Corporindo Tbk	600,000	223,635

Diversified Banking Institutions 3.35%
HSBC Holdings plc	105,600	946,734

Diversified Minerals 0.56%
Erdene Resource Development Corp., 144A	99,000	21,384	*
Woulfe Mining Corp.	700,000	137,450	*
		158,834
Diversified Operations 1.59%
Alliance Global Group, Inc.	1,065,100	296,187	*
Ayala Corp.	13,590	153,029	*
		449,216
Electric - Generation 1.00%
Aboitiz Power Corp.	346,100	281,882

Electronic Components - Miscellaneous 1.13%
AAC Technologies Holdings, Inc.	110,000	318,537
Yageo Corp., Sponsored GDR	1	0	*@
		318,537

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Electronic Components - Semiconductors 1.37%
Samsung Electronics Co., Ltd.	194	$206,238
Spreadtrum Communications, Inc., Sponsored ADR	10,185	179,765	*
		386,003
Finance - Other Services 0.50%
Bursa Malaysia Bhd	35,921	70,224
Singapore Exchange Ltd.	14,344	71,959	*
		142,183
Food - Canned 1.04%
Thai Union Frozen Products PCL	128,557	292,602	*

Food - Miscellaneous/Diversified 2.45%
Charoen Pokphand Foods PCL	283,800	347,717
Universal Robina Corp.	228,960	346,225
		693,942
Gold Mining 0.22%
Olympus Pacific Minerals, Inc.	264,410	63,601	*

Internet Application Software 2.67%
Tencent Holdings Ltd.	25,600	756,005

Life/Health Insurance 0.93%
China Life Insurance Co., Ltd., H shares	100,000	262,070

Machinery - Construction & Mining 0.95%
Zoomlion Heavy Industry Science and Technology Co., Ltd., H shares	210,000	269,874	*

Machinery - General Industrial 1.50%
Haitian International Holdings Ltd.	145,000	144,782	*
Hangzhou Steam Turbine Co., B shares	271,200	278,574	*
		423,356
Medical - Generic Drugs 0.30%
PT Indofarma Tbk	4,000,000	84,065	*

Medical Instruments 1.07%
Trauson Holdings Co., Ltd.	753,000	301,854	*

Multi-line Insurance 1.01%
Ping An Insurance (Group) Company of China, Ltd., H shares	35,500	286,251

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Multimedia 0.81%
PT Media Nusantara Citra Tbk	1,070,000	$227,650	*

Non - Ferrous Metals 0.17%
Sterling Group Ventures, Inc.	500,000	47,500	*

Oil Companies - Exploration & Production 2.79%
CNOOC Ltd., Sponsored ADR	2,500	503,125
Kunlun Energy Co., Ltd.	100,000	160,775	*
MIE Holdings Corp.	506,000	123,652	*
		787,552
Oil Companies - Integrated 3.21%
China Petroleum & Chemical Corp., Sponsored ADR	2,933	261,594
PetroChina Co., Ltd., Sponsored ADR	5,000	645,700
		907,294
Petrochemicals 0.00%
Danhua Chemical Technology Co., Ltd., B shares	2	2	*

Real Estate Operating/Development 13.44%
Agile Property Holdings Ltd.	218,000	284,340
Cheung Kong Holdings Ltd.	22,000	271,869
China Overseas Land & Investment Ltd.	130,000	304,975
China Vanke Co., Ltd., B shares	238,900	316,320	*
Evergrande Real Estate Group Ltd.	746,000	385,663
Franshion Properties China Ltd.	758,000	230,221	*
Guangzhou R&F Properties Co., Ltd., H shares	112,000	149,571
K Wah International Holdings Ltd.	388,000	152,697	*
KWG Property Holding Ltd.	467,500	297,406	*
LPN Development PCL	200,000	109,882
Megaworld Corp.	7,106,000	373,373	*
Mongolia Growth Group Ltd.	125,000	476,167	*
SC Asset Corp. PCL	280,000	127,877	*
Vista Land & Lifescapes, Inc.	3,185,000	319,804
		3,800,165
Retail - Automobile 1.94%
China ZhengTong Auto Services Holdings Ltd.	227,000	121,875	*
Hotai Motor Co., Ltd.	43,000	280,482	*
PT Astra International Tbk	200,000	146,245
		548,602
Retail - Building Products 0.80%
Home Product Center PCL	570,000	227,494	*

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Common Stocks

Retail - Convenience Store 0.52%
CP ALL PCL	131,200	$148,406

Retail - Discount 1.05%
Siam Makro PCL	26,000	296,491	*

Retail - Jewelry 0.00%
Lao Feng Xiang Co., Ltd., B shares	1	2	*

Steel - Specialty 0.95%
Tiangong International Co., Ltd.	1,350,000	268,938	*

Telecom Services 3.30%
Shin Corp. PCL	344,200	666,882	*
Telecom Corp. of New Zealand Ltd., Sponsored ADR	28,295	266,822	*
		933,704
Television 0.53%
PT Surya Citra Media Tbk	147,000	149,596	*

Textile - Apparel 0.85%
Shenzhou International Group Holdings Ltd.	138,000	240,804	*

Tobacco 0.68%
PT Hanjaya Mandala Sampoerna Tbk	35,000	192,794	*

Transportation - Marine 0.63%
China Shipping Container Lines Co., Ltd., H shares	729,000	177,989	*

Web Portals/Internet Service Providers 6.18%
Baidu, Inc., Sponsored ADR	8,436	969,971	*
Sina Corp.	15,000	777,150	*
		1,747,121
Total Common Stocks (cost $25,992,410)		26,109,011

See notes to portfolios of investments and notes to financial statements.

	Shares	Value
Exchange-Traded Funds (ETF) 0.48%
Market Vectors Indonesia Index ETF	2,555	$70,135	*
ProShares Short FTSE China 25	1,495	65,795	*

Total Exchange-Traded Funds (cost $137,590)		135,930

	Contracts
Purchased Option 0.09%

Exchange-Traded Funds 0.09%
SPDR Gold Trust, Strike Price 160, Call, Expiration Dec. 2012 (premium $32,368)	34	23,970

Total Securities (cost $26,162,368)		26,268,911

	Principal Amount
Repurchase Agreement 5.82%

Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 6/29/2012, 0.14%, due 7/2/2012, repurchase price $1,646,260, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $1,646,241)	$1,646,241	1,646,241

Total Investments 98.74% (cost $27,808,609)		27,915,152
Other assets and liabilities, net 1.26%		356,509

Net Assets 100%		$28,271,661

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments (unaudited)	June 30, 2012

Legend

*	Non-income producing security
+	Affiliated company (see following)
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
GO	General Obligation Bond
RS	Restricted Security (see following)
ZCB	Zero Coupon Bond
^	Security or portion of security segregated as collateral for written options

@

Security was fair valued at June 30, 2012, by U.S. Global Investors, Inc. (Adviser) in accordance with valuation procedures approved by the Board of Trustees. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2012.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

Joint Tri-Party Repurchase Agreements

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2012, were:

Banc of America Securities LLC Merrill Lynch repurchase agreement, 06/29/12, 0.12%, due 07/02/12:

Total principal amount: $79,776,460; Total repurchase price: $79,777,257

Collateral:

$80,312,700 U.S. Treasury Note, 0.875%, 02/28/17
(total collateral market value, including accrued interest, of $81,372,028)

Barclays Capital, Inc. repurchase agreement, 06/29/12, 0.12%, due 07/02/12:

Total principal amount: $10,000,000; Total repurchase price: $10,000,100

Collateral:

$10,067,300 U.S. Treasury Note, 0.875%, 02/28/17
(total collateral market value, including accrued interest, of $10,200,088)

Credit Suisse Securities USA LLC repurchase agreement, 06/29/12, 0.14%, due 07/02/12:

Total principal amount: $128,000,530; Total repurchase price: $128,002,024

Collateral:

$79,830,000 U.S. Treasury Note, 1.000%, 08/31/16

$48,228,300 U.S. Treasury Note, 1.000%, 03/31/17
(total collateral market value, including accrued interest, of $130,561,606)

Notes to Portfolios of Investments (unaudited)	June 30, 2012

Morgan Stanley repurchase agreement, 06/29/12, 0.12%, due 07/02/12:

Total principal amount: $20,000,000; Total repurchase price: $20,000,200

Collateral:

$18,190,900 U.S. Treasury Note, 3.250%, 07/31/16
(total collateral market value, including accrued interest, of $20,400,055)

Fair Valuation of Securities

For the Funds’ policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short term U.S. government obligations are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the value received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. Government obligations and corporate debt

Notes to Portfolios of Investments (unaudited)	June 30, 2012

securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities for which no sale was reported (valued at the mean between the last reported bid and ask quotation) and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

The following table summarizes the valuation of each Fund’s securities as of June 30, 2012, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Treasury Securities Cash Fund
Investments in Securities*
Repurchase Agreements	$84,953,968	$—	$—	$84,953,968
Total	$84,953,968	$—	$—	$84,953,968

U.S. Government Securities Savings Fund
Investments in Securities*
U.S. Government and Agency Obligations	$—	$114,836,678	$—	$114,836,678
Repurchase Agreements	41,776,460	—	—	41,776,460
Total	$41,776,460	$114,836,678	$—	$156,613,138

Near-Term Tax Free Fund
Investments in Securities*
Municipal Bonds	$—	$35,363,429	$—	$35,363,429
Repurchase Agreement	2,801,043	—	—	2,801,043
Total	$2,801,043	$35,363,429	$—	$38,164,472

Tax Free Fund
Investments in Securities*
Municipal Bonds	$—	$21,677,312	$—	$21,677,312
Total	$—	$21,677,312	$—	$21,677,312

All American Equity Fund
Investments in Securities*
Common Stocks	$14,881,073	$—	$—	$14,881,073
Real Estate Investment Trust	209,730	—	—	209,730
Exchange-Traded Funds	206,163	—	—	206,163
Purchased Options	4,500	—	—	4,500
Repurchase Agreement	1,653,888	—	—	1,653,888
Total	$16,955,354	$—	$—	$16,955,354

Other Financial Instruments**
Written Options	$11,164	$—	$—	$11,164

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Growth Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$—	$29,348	$—	$29,348
Finance - Commercial	405,186	10,265	—	415,451
Medical - Hospitals	—	13,705	—	13,705
Metal - Iron	—	—	100,000	100,000
Quarrying	—	—	380,000	380,000
Real Estate Operating/Development	—	—	100,000	100,000
All Other Common Stocks	26,926,668	—	—	26,926,668
Exchange-Traded Funds	396,807	—	—	396,807
Warrants:
Medical - Hospitals	—	—	—	—
Purchased Option	9,900	—	—	9,900
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Corporate Notes:
Building - Heavy Construction	—	292,600	—	292,600
Electric - Generation	—	—	150,000	150,000
Repurchase Agreement	6,646,570	—	—	6,646,570
Total	$34,385,131	$345,918	$830,000	$35,561,049
Other Financial Instruments**
Written Options	$7,373	$—	$—	$7,373

Global MegaTrends Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$—	$33,571	$—	$33,571
Electric - Generation	282,260	—	23,358	305,618
Energy - Alternate Sources	—	—	100,000	100,000
Metal - Iron	—	—	100,000	100,000
Quarrying	—	—	520,000	520,000
Real Estate Operating/Development	—	—	326,533	326,533
All Other Common Stocks	6,917,258	—	—	6,917,258
Real Estate Investment Trusts	799,420	—	—	799,420
Exchange-Traded Fund	113,260	—	—	113,260
Warrants:
Coal	—	1,364	—	1,364
Master Limited Partnerships	786,438	—	—	786,438
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Silver-Linked Note	4,300	—	—	4,300
Corporate Notes:
Building - Heavy Construction	—	117,800	—	117,800
Electric - Generation	—	—	100,000	100,000
Repurchase Agreement	3,520,326	—	—	3,520,326
Total	$12,423,262	$152,735	$1,269,891	$13,845,888

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$9,787,440	$3,547,259	$—	$13,334,699
Coal	20,708,253	14,430,769	—	35,139,022
Diversified Minerals	2,965,326	2,933,043	—	5,898,369
Electric - Generation	—	—	325,779	325,779
Energy - Alternate Sources	—	—	2,400,000	2,400,000
Forestry	13,116,841	262,415	—	13,379,256
Gold Mining	41,580,822	—	5,118	41,585,940
Medical - Hospitals	—	34,366	—	34,366
Metal - Copper	29,916,520	190,713	—	30,107,233
Metal - Diversified	24,557	254,067	2,250,000	2,528,624
Metal - Iron	9,812,670	—	2,600,000	12,412,670
Mining Services	—	1,525,372	281,490	1,806,862
Natural Resource Technology	—	—	7,500	7,500
Non - Ferrous Metals	1,290,997	47,500	—	1,338,497
Oil Companies - Exploration & Production	43,677,672	1,126,785	—	44,804,457
Oil Refining & Marketing	14,065,710	—	415,752	14,481,462
Platinum	—	—	—	—
Precious Metals	2,073,081	751,750	—	2,824,831
Quarrying	11,594,560	—	4,900,000	16,494,560
Real Estate Operating/Development	1,086,194	—	7,443,544	8,529,738
All Other Common Stocks	176,924,697	—	—	176,924,697
Real Estate Investment Trusts	22,493,776	—	—	22,493,776
Exchange-Traded Fund	1,426,600	—	—	1,426,600
Warrants:
Coal	—	194,180	—	194,180
Diversified Minerals	18,678	—	—	18,678
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Oil Companies - Exploration & Production	1,545,334	—	—	1,545,334
All Other Warrants	6,529,932	—	—	6,529,932
Purchased Call Options:
Chemicals - Diversified	—	63,000	—	63,000
Exchange-Traded Funds	—	85,250	—	85,250
Food - Meat Products	65,100	47,125	—	112,225
Oil - Field Services	—	327,000	—	327,000
Oil Companies - Exploration & Production	27,000	112,500	—	139,500
Oil Companies - Integrated	—	328,550	—	328,550
Oil Field Machinery & Equipment	—	193,500	—	193,500
Paper & Related Products	—	71,400	—	71,400
Pipelines	—	46,875	—	46,875
Quarrying	—	70,000	—	70,000
All Other Purchased Call Options	629,050	—	—	629,050
Purchased Put Options:
Exchange-Traded Funds	555,000	398,000	—	953,000
Master Limited Partnerships	30,343,570	—	—	30,343,570
Silver-Linked Notes	1,966,820	—	—	1,966,820
Corporate Notes:
Building - Heavy Construction	—	3,355,400	—	3,355,400
Diversified Minerals	—	—	491,135	491,135
Electric - Generation	—	—	3,000,000	3,000,000
Mining Services	—	902,500	—	902,500
Repurchase Agreement	25,985,426	—	—	25,985,426
Total	$470,211,626	$31,299,319	$24,120,318	$525,631,263
Other Financial Instruments**
Written Options	$(21,209)	$—	$—	$(21,209)

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$—	$2,038,535	$—	$2,038,535
Coal	474,962	2,781,652	—	3,256,614
Diamonds/Precious Stones	3,365,280	289,402	—	3,654,682
Diversified Minerals	10,261,365	2,487,577	—	12,748,942
Gold Mining	153,262,203	10,449,467	3,465,921	167,177,591
Medical - Hospitals	—	63,558	—	63,558
Metal - Copper	9,694,373	—	—	9,694,373
Metal - Diversified	6,659,727	2,402,743	—	9,062,470
Mining Services	2,173,665	2,234,185	—	4,407,850
Oil Companies - Exploration & Production	—	—	—	—
Platinum	1,992,617	—	—	1,992,617
Precious Metals	9,890,820	7,257,753	—	17,148,573
All Other Common Stocks	22,887,119	—	—	22,887,119
Exchange-Traded Funds	4,943,916	—	—	4,943,916
Warrants:
Coal	—	27,285	—	27,285
Gold Mining	12,204,330	—	—	12,204,330
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Metal - Diversified	—	24,581	—	24,581
All Other Warrants	645,944	—	—	645,944
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—
Purchased Call Options:
Gold Mining	7,071,514	160,130	—	7,231,644
All Other Purchased Call Options	413,296	—	—	413,296
Purchased Put Options	281,300	—	—	281,300
Convertible Debenture:
Metal - Iron	—	—	1,200,000	1,200,000
Silver-Linked Notes	7,265,280	—	—	7,265,280
Corporate Note:
Electric - Generation	—	—	800,000	800,000
Repurchase Agreement	34,639,005	—	—	34,639,005
Total	$288,126,716	$30,216,868	$5,465,921	$323,809,505
Other Financial Instruments**
Written Options	$(140,729)	$41,117	$—	$(99,612)
Foreign Currency	(157)	—	—	(157)

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold and Precious Metals Fund
Investments in Securities*
Common Stocks:
Gold Mining	$74,339,883	$3,798,280	$—	$78,138,163
Medical - Hospitals	—	27,410	—	27,410
Precious Metals	4,067,800	3,290,274	—	7,358,074
All Other Common Stocks	23,762,382	—	—	23,762,382
Exchange-Traded Funds	2,056,101	—	—	2,056,101
Warrants:
Gold Mining	8,494,423	—	—	8,494,423
Medical - Hospitals	—	—	—	—
All Other Warrants	370,322	—	—	370,322
Purchased Call Options:
Gold Mining	3,376,446	77,675	—	3,454,121
All Other Purchased Call Options	259,513	—	—	259,513
Purchased Put Options	134,504	—	—	134,504
Silver-Linked Notes	3,870,000	—	—	3,870,000
Corporate Notes:
Gold Mining	—	5,842,343	—	5,842,343
Electric - Generation	—	—	300,000	300,000
Repurchase Agreement	22,288,711	—	—	22,288,711
Total	$143,020,085	$13,035,982	$300,000	$156,356,067
Other Financial Instruments**
Written Options	$22,593	$5,117	$—	$27,710
Foreign Currency	(244)	—	—	(244)

Eastern European Fund
Investments in Securities*
Common Stocks:
Agricultural Chemicals	$—	$7,503,616	$—	$7,503,616
Agricultural Operations	—	5,498,320	—	5,498,320
Airlines	—	970,276	—	970,276
Appliances	—	387,607	—	387,607
Automotive - Cars & Light Trucks	—	4,532,784	—	4,532,784
Cellular Telecommunications	1,004,000	6,875,554	—	7,879,554
Chemicals - Diversified	—	5,177,929	—	5,177,929
Commercial Banks - Non US	—	23,561,799	—	23,561,799
Electric - Generation	—	2,050,449	—	2,050,449
Electric - Integrated	—	2,627,861	—	2,627,861
Finance - Investment Banker/Broker	—	2,253,069	—	2,253,069
Food - Retail	—	4,809,261	—	4,809,261
Food - Wholesale/Distribution	—	4,433,276	—	4,433,276
Gold Mining	361,279	4,543,628	—	4,904,907
Life/Health Insurance	—	460,414	—	460,414
Machinery - Farm	—	2,347,083	—	2,347,083
Medical - Generic Drugs	—	760,846	—	760,846
Metal - Diversified	—	3,739,837	—	3,739,837
Miscellaneous Manufacturers	—	1,702,245	—	1,702,245
Oil Companies - Exploration & Production	306,421	21,183,334	—	21,489,755
Oil Companies - Integrated	—	36,434,676	—	36,434,676
Oil Refining & Marketing	—	4,941,758	—	4,941,758
Precious Metals	—	3,224,125	—	3,224,125
Steel Pipe & Tube	—	481,402	—	481,402

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Eastern European Fund (Cont’d)
Investments in Securities*
Common Stocks: (Cont’d)
Tobacco	$—	$1,953,505	$—	$1,953,505
All Other Common Stocks	3,374,636	—	—	3,374,636
Preferred Stocks:
Pipelines	—	1,595,925	—	1,595,925
Real Estate Investment Trust	—	1,373,731	—	1,373,731
Exchange-Traded Fund	341,418	—	—	341,418
Warrants	2,264,329	—	—	2,264,329
Repurchase Agreement	11,865,352			11,865,352
Total	$19,517,435	$155,424,310	$—	$174,941,745
Other Financial Instruments**
Written Options	$71,000	$(33,350)	$29,726	$67,376

Global Emerging Markets Fund
Investments in Securities*
Common Stocks:
Advanced Materials/Products	$—	$72,674	$—	$72,674
Agricultural Chemicals	—	162,198	—	162,198
Agricultural Operations	—	293,331	—	293,331
Airlines	—	74,040	—	74,040
Applications Software	—	69,949	—	69,949
Audio/Video Products	—	81,381	—	81,381
Automotive/Truck Parts & Equipment - Original	79,646	89,409	—	169,055
Beverages - Wine/Spirits	—	76,677	—	76,677
Chemicals - Diversified	—	88,643	—	88,643
Chemicals - Specialty	—	78,520	—	78,520
Commercial Banks - Non US	130,927	945,431	—	1,076,358
Diversified Financial Services	—	82,698	—	82,698
Diversified Minerals	—	23,886	—	23,886
Diversified Operations	—	78,142	—	78,142
Electric - Integrated	79,596	84,837	—	164,433
Electric - Transmission	—	74,150	—	74,150
Engineering/R&D Services	—	84,754	—	84,754
Finance - Leasing Company	—	65,505	—	65,505
Finance - Other Services	—	78,429	—	78,429
Fisheries	—	71,575	—	71,575
Food - Confectionery	—	184,163	—	184,163
Food - Miscellaneous/Diversified	—	79,710	—	79,710
Housewares	—	76,117	—	76,117
Investment Companies	—	82,956	—	82,956
Machinery - Farm	—	163,648	—	163,648
Medical - Drugs	8,959	140,311	—	149,270
Medical - Hospitals	—	44,924	—	44,924
Metal - Diversified	161,926	21,905	—	183,831
Miscellaneous Manufacturers	—	162,364	—	162,364
Oil Refining & Marketing	—	90,187	—	90,187
Petrochemicals	—	190,244	—	190,244
Property/Casualty Insurance	—	48,979	—	48,979
Public Thoroughfares	—	97,373	—	97,373
Real Estate Operating/Development	80,713	520,407	—	601,120
Retail - Jewelry	—	75,917	—	75,917

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Emerging Markets Fund (Cont’d)
Investments in Securities*
Common Stocks: (Cont’d)
Steel - Producers	$—	$81,627	$—	$81,627
Steel - Specialty	—	70,578	—	70,578
Telecom Services	—	81,618	—	81,618
Telecommunication Equipment	—	57,720	—	57,720
Textile - Apparel	—	98,526	—	98,526
Textile - Home Furnishings	—	80,286	—	80,286
Textile - Products	—	42,192	—	42,192
Tobacco	—	66,023	—	66,023
All Other Common Stocks	1,347,861	—	—	1,347,861
Preferred Stocks:
Commercial Banks - Non US	—	218,652	—	218,652
Real Estate Investment Trusts	—	150,384	—	150,384
Exchange-Traded Funds	117,729	—	—	117,729
Rights:	—	2,344	—	2,344
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Corporate Notes:
Building - Heavy Construction	—	68,400	—	68,400
Electric - Generation	—	—	50,000	50,000
Total	$2,007,357	$5,673,784	$150,000	$7,831,141
Other Financial Instruments**
Foreign Currency	$(1)	$—	$—	$(1)

China Region Fund
Investments in Securities*
Common Stocks:
Apparel Manufacturers	$—	$331,491	$—	$331,491
Automotive - Cars & Light Trucks	—	960,230	—	960,230
Batteries/Battery System	—	291,668	—	291,668
Building - Heavy Construction	—	288,999	—	288,999
Building & Construction - Miscellaneous	—	791,795	—	791,795
Building Products - Cement/Aggregates	—	146,295	—	146,295
Casino Hotels	—	448,271	—	448,271
Casino Services	—	196,747	—	196,747
Cellular Telecommunications	560,790	1,014,207	—	1,574,997
Commercial Banks - Non US	—	3,286,706	—	3,286,706
Computers	—	127,790	—	127,790
Consumer Products - Miscellaneous	—	289,229	—	289,229
Containers - Paper/Plastic	—	224,003	—	224,003
Cosmetics & Toiletries	—	108,042	—	108,042
Distribution/Wholesale	—	223,635	—	223,635
Diversified Banking Institutions	—	946,734	—	946,734
Diversified Operations	—	449,216	—	449,216
Electronic Components - Miscellaneous	—	318,537	—	318,537
Electronic Components - Semiconductors	179,765	206,238	—	386,003
Finance - Other Services	—	142,183	—	142,183
Food - Canned	—	292,602	—	292,602
Food - Miscellaneous/Diversified	—	693,942	—	693,942
Internet Application Software	—	756,005	—	756,005
Life/Health Insurance	—	262,070	—	262,070

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (Cont’d)
Investments in Securities*
Common Stocks: (Cont’d)
Machinery - Construction & Mining	$—	$269,874	$—	$269,874
Machinery - General Industrial	—	423,356	—	423,356
Medical - Generic Drugs	—	84,065	—	84,065
Medical Instruments	—	301,854	—	301,854
Multi-line Insurance	—	286,251	—	286,251
Multimedia	—	227,650	—	227,650
Non - Ferrous Metals	—	47,500	—	47,500
Oil Companies - Exploration & Production	503,125	284,427	—	787,552
Petrochemicals	—	2	—	2
Real Estate Operating/Development	476,167	3,323,998	—	3,800,165
Retail - Automobile	—	548,602	—	548,602
Retail - Building Products	—	227,494	—	227,494
Retail - Convenience Store	—	148,406	—	148,406
Retail - Discount	—	296,491	—	296,491
Retail - Jewelry	—	2	—	2
Steel - Specialty	—	268,938	—	268,938
Telecom Services	266,822	666,882	—	933,704
Television	—	149,596	—	149,596
Textile - Apparel	—	240,804	—	240,804
Tobacco	—	192,794	—	192,794
Transportation - Marine	—	177,989	—	177,989
All Other Common Stocks	3,158,732	—	—	3,158,732
Exchange-Traded Funds	135,930	—	—	135,930
Purchased Option	23,970	—	—	23,970
Repurchase Agreement	1,646,241	—	—	1,646,241
Total	$6,951,542	$20,963,610	$—	$27,915,152
Other Financial Instruments**
Foreign Currency	$(20)	$—	$—	$(20)

*	Refer to the Portfolio of Investments for a detailed list of the Fund’s investments.
**

Other financial instruments include currency contracts and written options. Currency contracts and written options are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date.

During the period, Holmes Growth Fund, Global MegaTrends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Eastern European Fund, Global Emerging Markets Fund and China Region Fund had transfers from Level 1 to Level 2 in the amount of $53,318, $33,571, $14,395,062, $27,132,663, $7,115,964, $133,025,112, $120,688 and $8,102,115, respectively, due primarily to certain foreign securities being valued using a systematic fair value model at June 30, 2012, but not at the prior period end. World Precious Minerals Fund had transfers from Level 2 to Level 1 in the amount of $684,642, as a result of the expiration of a regulatory hold. The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.

Notes to Portfolios of Investments (unaudited)	June 30, 2012

The following is a reconciliation of assets and liabilities for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2012, through June 30, 2012:

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 06/30/12	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/12(1)
Holmes Growth Fund
Investments in Securities
Common Stocks:
Metal - Iron	$100,000	$—	$—	$—	$—	$—	$—	$100,000	$—
Quarrying	380,000	—	—	—	—	—	—	380,000	—
Real Estate Operating/Development	100,000	—	—	—	—	—	—	100,000	—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—	—	100,000
Corporate Notes:
Building - Heavy Construction	—	377,301	—	1,848	5,851	(92,400)	(292,600)	—	—
Electric - Generation	—	150,000	—	—	—	—	—	150,000
Total Investments in Securities	$680,000	$527,301	$—	$1,848	$5,851	$(92,400)	$(292,600)	$830,000	$—

Global MegaTrends Fund
Investments in Securities
Common Stocks:
Electric - Generation	$23,358	$—	$—	$—	$—	$—	$—	$23,358	$—
Energy - Alternate Sources	100,000	—	—	—	—	—	—	100,000	—
Metal - Iron	100,000	—	—	—	—	—	—	100,000	—
Quarrying	520,000	—	—	—	—	—	—	520,000	—
Real Estate Operating/Development	326,533	—	—	—	—	—	—	326,533	—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—	—	100,000	—
Corporate Notes:
Building - Heavy Construction	—	151,900	—	744	2,356	(37,200)	(117,800)	—	—
Electric - Generation	—	100,000	—	—	—	—	—	100,000	—
Total Investments in Securities	$1,169,891	$251,900	$—	$744	$2,356	$(37,200)	$(117,800)	$1,269,891	$—

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 06/30/12	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/12(1)
Global Resources Fund
Investments in Securities
Common Stocks:
Electric - Generation	$325,779	$—	$—	$—	$—	$—	$—	$325,779	$—
Energy - Alternate Sources	2,400,000	—	(11,378)	(3,511,710)	3,523,088	—	—	2,400,000	—
Gold Mining	5,114	—	—	—	4	—	—	5,118	4
Metal - Copper	—	—	—	—	—	—	—	—	—
Metal - Diversified	2,250,000	—	—	—	—	—	—	2,250,000	—
Metal - Iron	2,600,000	—	—	—	—	—	—	2,600,000	—
Mining Services	281,270	—	—	—	220	—	—	281,490	220
Natural Resource Technology	7,500	—	—	—	—	—	—	7,500	—
Oil Refining & Marketing	415,466	—	—	—	286	—	—	415,752	286
Platinum	—	—	—	—	—	—	—	—	—
Quarrying	4,900,000	—	—	—	—	—	—	4,900,000	—
Real Estate Operating/Development	7,443,544	—	—	—	—	—	—	7,443,544	—
Corporate Notes:
Building - Heavy Construction	—	4,326,709	—	21,190	67,101	(1,059,600)	(3,355,400)	—	—
Diversified Minerals	490,798	—	—	—	337	—	—	491,135	337
Electric - Generation	—	3,000,000	—	—	—	—	—	3,000,000	—
Total Investments in Securities	$21,119,471	$7,326,709	$(11,378)	$(3,490,520)	$3,591,036	$(1,059,600)	$(3,355,400)	$24,120,318	$847

World Precious Minerals Fund
Investments in Securities
Common Stocks:
Diamonds/Precious Stones	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gold Mining	3,465,857	—	—	—	64	—	—	3,465,921	64
Metal - Copper	—	—	—	—	—	—	—	—	—
Oil Companies - Exploration & Production	—	—	—	—	—	—	—	—	—
Platinum	—	—	—	—	—	—	—	—	—
Warrants:
Gold Mining	—	—	—	—	—	—	—	—	—
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—	—	—	—	—	—
Convertible Debenture:
Metal - Iron	1,200,000	—	—	—	—	—	—	1,200,000	—
Corporate Note:
Electric - Generation	—	800,000	—	—	—	—	—	800,000	—
Total Investments in Securities	$4,665,857	$800,000	$—	$—	$64	$—	$—	$5,465,921	$64

Notes to Portfolios of Investments (unaudited)	June 30, 2012

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 06/30/12	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/12(1)
Gold and Precious Metals Fund
Investments in Securities
Warrants:
Gold Mining	$—	$—	$—	$—	$—	$—	$—	$—	$—
Corporate Notes:
Electric - Generation	—	300,000	—	—	—	—	—	300,000	—
Total Investments in Securities	$—	$300,000	$—	$—	$—	$—	$—	$300,000	$—

Eastern European Fund
Financial Derivatives Liabilities
Written Options	$—	$(63,950)	$—	$—	$29,726	$—	$—	$(34,224)	$29,726
Total	$—	$(63,950)	$—	$—	$29,726	$—	$—	$(34,224)	$29,726

Global Emerging Markets Fund
Investments in Securities
Convertible Debenture:
Metal - Iron	$100,000	$—	$—	$—	$—	$—	$—	$100,000	$—
Note:
Building - Heavy Construction	—	88,200	—	216	1,584	(21,600)	(68,400)	—	—
Electric - Generation	—	50,000	—	—	—	—	—	50,000	—
Total Investments in Securities	$100,000	$138,200	$—	$216	$1,584	$(21,600)	$(68,400)	$150,000	$—

China Region Fund
Investments in Securities
Common Stocks:
Electronic Components - Miscellaneous	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Investments in Securities	$—	$—	$—	$—	$—	$—	$—	$—	$—

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.
(1)

Any difference between Net change in unrealized appreciation (depreciation) from Investments held as of June 30, 2012 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Portfolios of Investments (unaudited)	June 30, 2012

Significant unobservable inputs developed by the Valuation Committee for material Level 3 investments are as follows:

	Fair Value at 06/30/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Growth Fund
Investments in Securities
Common Stocks	$580,000	Market transaction(1)	Discount	0%
Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Corporate Notes	150,000	Market transaction(1)	Discount	0%
Global MegaTrends Fund
Investments in Securities
Common Stocks	1,069,891	Market transaction(1)	Discount	0%
Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Corporate Notes	100,000	Market transaction(1)	Discount	0%
Global Resources Fund
Investments in Securities
Common Stocks	20,629,183	Market transaction(1)	Discount	0%-100% (16%)
Corporate Notes	3,491,135	Market transaction(1)	Discount	0%
World Precious Minerals Fund
Investments in Securities
Common Stocks	3,465,921	Market transaction(1)	Discount	0%-100% (47%)
Warrants	—	Market transaction(1)	Discount	0%
Special Warrants	—	Market transaction(1)	Discount	100%
Convertible Debenture	1,200,000	Market transaction(1)	Discount	0%
Corporate Note	800,000	Market transaction(1)	Discount	0%
Global Emerging Markets Fund
Investments in Securities
Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Corporate Notes	50,000	Market transaction(1)	Discount	0%

(1)  Market transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount as discussed below.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation.

Affiliated Companies - Indicated in Portfolio of Investments as “+”

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2012.

	Shares of Affiliated Companies
Holmes Growth Fund	December 31, 2011	Additions	Reductions	June 30, 2012
IOU Financial, Inc.	1,520,000	18,000	—	1,538,000

Notes to Portfolios of Investments (unaudited)	June 30, 2012

At June 30, 2012, the value of investments in affiliated companies was $415,451 representing 1.16% of net assets, and the total cost was $596,721. There were no realized gains or losses on transactions, and there was no income earned for the period.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2011	Additions	Reductions	June 30, 2012
African Potash Ltd.	15,800,000	—	—	15,800,000
Agriterra Ltd.	50,972,900	23,528,000	(7,298,000)	67,202,900
Pacific Coal Resources Ltd.	18,793,115	893,200	—	19,686,315
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Pacific Stone Tech, Inc.	22,659	—	—	22,659
PetroMagdalena Energy Corp.	9,153,485	243,735	(9,397,220)	—	(a)
Range Energy Resources, Inc.	15,100,000	—	—	15,100,000

At June 30, 2012, the value of investments in affiliated companies was $16,689,048 representing 3.15% of net assets, and the total cost was $43,968,537. Net realized losses on transactions were $6,523,214, and there was no income earned for the period.

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2011	Additions	Reductions	June 30, 2012
Aldridge Minerals, Inc.	2,000,000	6,000	—	2,006,000	(a)
Candente Gold Corp.	5,625,000	15,000	—	5,640,000
Gran Colombia Gold Corp.	23,792,338	586,000	(38,300)	24,340,038
Klondex Mines Ltd.	3,060,000	126,300	—	3,186,300
Mirasol Resources Ltd.	2,125,000	35,000	—	2,160,000
Moss Lake Gold Mines Ltd.	3,345,000	—	—	3,345,000
PMI Gold Corp.	12,560,000	81,500	(4,625,000)	8,016,500	(a)
Rochester Resources Ltd.	7,755,000	—	—	7,755,000
Solvista Gold Corp.	2,685,000	—	—	2,685,000
West Kirkland Mining, Inc.	1,285,000	215,000	—	1,500,000	(a)

At June 30, 2012, the value of investments in affiliated companies was $18,178,411 representing 5.61% of net assets, and the total cost was $45,339,332. Net realized gains on transactions were $3,806,573, and there was no income earned for the period.

(a)  At June 30, 2012, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

Restricted Securities - Indicated in Portfolio of Investments as “RS”

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Growth Fund	Acquisition Date	Cost per Share/Unit
Pacific Infrastructure, Inc.	11/22/10	$1.00
Pacific Iron Corp.	10/03/11	$1.00
Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.28

Notes to Portfolios of Investments (unaudited)	June 30, 2012

As of June 30, 2012, the total cost of restricted securities was $830,000 and the total value was $830,000, representing 2.32% of net assets.

Global MegaTrends Fund	Acquisition Date	Cost per Share/Unit
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Iron Corp.	10/03/11	$1.00
Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22

As of June 30, 2012, the total cost of restricted securities was $1,270,000 and the total value was $1,269,891, representing 9.68% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
GoviEx Uranium, Inc.	10/04/07	$1.96
I-Pulse, Inc.	10/04/07	$1.88
Osmium Holdings S.A.	10/22/96-01/29/98	$987.07
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Iron Corp.	10/03/11	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.25
U.S. Oil Sands, Inc.	05/18/12	$0.18
U.S. Oil Sands, Inc., Warrants (May 2014)	05/18/12	$0.00
Value Creation, Inc.	08/11/06	$10.60

As of June 30, 2012, the total cost of restricted securities was $27,214,560 and the total value was $24,467,547, representing 4.61% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Osmium Holdings S.A.	10/22/96-01/29/98	$1,280.75
Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Taurus Gold Ltd.	05/31/11-12/16/11	$1.27
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049)	08/14/97	$0.50

As of June 30, 2012, the total cost of restricted securities was $6,308,644 and the total value was $5,382,754, representing 1.66% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

As of June 30, 2012, the total cost of restricted securities was $300,000 and the total value was $300,000, representing 0.19% of net assets.

Global Emerging Markets Fund	Acquisition Date	Cost per Share/Unit
Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

As of June 30, 2012, the total cost of restricted securities was $150,000 and the total value was $150,000, representing 1.88% of net assets.

Statements of Assets and Liabilities (unaudited)	June 30, 2012

	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund	Near-Term Tax Free Fund	Tax Free Fund
Investments, at identified cost	$84,953,968	$156,613,138	$36,836,735	$20,303,301

Assets
Investments, at value:
Securities	$—	$114,836,678	$35,363,429	$21,677,312
Repurchase agreements	84,953,968	41,776,460	2,801,043	—
Cash	—	17	966	804,351
Receivables:
Investments sold	—	—	30,000	30,000
Interest	585	23,937	436,552	287,090
Capital shares sold	787,525	301,243	30,756	15,559
From adviser	13,216	7,690	2,228	1,567
Other assets	9,528	19,477	3,234	3,071
Total Assets	85,764,822	156,965,502	38,668,208	22,818,950

Liabilities
Payables:
Investments purchased	—	—	359,322	—
Capital shares redeemed	310,301	627,221	17,023	458
Dividends and distributions	—	—	9,983	11,253
Accounts payable and accrued expenses	27,515	32,974	28,996	24,508
Total Liabilities	337,816	660,195	415,324	36,219
Net Assets	$85,427,006	$156,305,307	$38,252,884	$22,782,731

Net Assets Consist of:
Paid-in capital	$85,425,913	$156,304,270	$37,140,424	$21,818,501
Accumulated undistributed net investment income	1,093	1,037	33,365	40,228
Accumulated net realized loss on investments	—	—	(248,642)	(450,009)
Net unrealized appreciation of investments	—	—	1,327,737	1,374,011
Net assets applicable to capital shares outstanding	$85,427,006	$156,305,307	$38,252,884	$22,782,731

By share class

Net Assets
Investor class	$85,427,006	$156,305,307	$38,252,884	$22,782,731

Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	85,502,154	156,472,514	16,842,460	1,782,725

Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$1.00	$1.00	$2.27	$12.78

See accompanying notes to financial statements.

	All American Equity Fund	Holmes Growth Fund	Global MegaTrends Fund	Global Resources Fund	World Precious Minerals Fund
Investments, at identified cost	$16,196,985	$32,404,680	$13,776,001	$602,113,938	$473,471,140

Assets
Investments, at value:
Securities of unaffiliated issuers	$15,301,466	$28,499,028	$10,325,562	$482,956,789	$270,992,089
Securities of affiliated issuers	—	415,451	—	16,689,048	18,178,411
Repurchase agreements	1,653,888	6,646,570	3,520,326	25,985,426	34,639,005
Cash	258,506	347,087	119,446	51,978	31,936
Foreign currencies (Cost $0, $0, $228,088, $0 and $19,519)	—	—	224,786	—	19,539
Receivables:
Investments sold	—	411,104	2,063,394	7,993,873	2,550,502
Dividends and interest	12,586	9,752	21,745	404,059	310,725
Capital shares sold	1,661	1,059	536	239,224	172,257
Other assets	9,396	11,269	10,192	70,896	51,075
Total Assets	17,237,503	36,341,320	16,285,987	534,391,293	326,945,539

Liabilities
Payables:
Investments purchased	172,850	346,464	3,127,502	2,110,177	1,782,363
Capital shares redeemed	3,602	22,929	2,885	263,173	251,221
Adviser and affiliates	11,113	34,440	2,256	598,792	304,744
Accounts payable and accrued expenses	26,862	36,371	37,475	247,833	190,994
Written options at value (Premiums $24,504, $103,353, $0, $545,991 and $513,618)	13,340	95,980	—	567,200	613,230
Unrealized depreciation on foreign currency exchange contracts - Note 2 B	—	—	—	—	157
Total Liabilities	227,767	536,184	3,170,118	3,787,175	3,142,709
Net Assets	$17,009,736	$35,805,136	$13,115,869	$530,604,118	$323,802,830

Net Assets Consist of:
Paid-in capital	$16,926,138	$32,583,863	$26,305,298	$965,958,852	$603,942,230
Accumulated undistributed net investment income (distributions in excess of net investment income)	10,490	(193,098)	68,139	(2,493,662)	(54,852,837)
Accumulated net realized gain (loss) on investments and foreign currencies	(696,426)	250,630	(13,327,525)	(356,355,651)	(75,542,804)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	769,534	3,163,741	69,957	(76,505,421)	(149,743,759)
Net assets applicable to capital shares outstanding	$17,009,736	$35,805,136	$13,115,869	$530,604,118	$323,802,830

By share class

Net Assets
Investor class	$17,009,736	$35,805,136	$11,557,163	$456,299,956	$322,719,413
Institutional class	N/A	N/A	1,558,706	74,304,162	1,083,417

Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	698,454	1,915,634	1,493,823	49,942,076	29,952,551
Institutional class	N/A	N/A	202,841	8,088,426	100,869

Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$24.35	$18.69	$7.74	$9.14	$10.77
Institutional class	N/A	N/A	7.68	9.19	10.74

See accompanying notes to financial statements.

	Gold and Precious Metals Fund	Eastern European Fund	Global Emerging Markets Fund	China Region Fund
Investments, at identified cost	$190,585,175	$174,429,868	$8,716,415	$27,808,609

Assets
Investments, at value:
Securities	$134,067,356	$163,076,393	$7,831,141	$26,268,911
Repurchase agreements	22,288,711	11,865,352	—	1,646,241
Cash	10,172	—	432,242	—
Foreign currencies (Cost $0, $0, $5,023 and $78,240)	—	—	5,017	78,250
Receivables:
Investments sold	889,334	59,053	1,057,756	1,321,253
Dividends and interest	247,005	3,494,172	40,447	253,814
Capital shares sold	119,765	31,625	1,080	1,019
From adviser	—	—	3,912	—
Other assets	33,164	31,877	12,157	13,918
Total Assets	157,655,507	178,558,472	9,383,752	29,583,406

Liabilities
Payables:
Investments purchased	1,050,275	526,252	1,362,480	1,191,839
Capital shares redeemed	86,193	165,375	10,168	22,020
Adviser and affiliates	164,022	250,126	—	23,723
Accounts payable and accrued expenses	94,636	130,683	49,113	67,687
Written options at value (Premiums $717,622, $527,600, $0 and $0)	689,912	460,224	—	—
Due to custodian	—	7,187	—	6,456
Unrealized depreciation on foreign currency exchange contracts - Note 2 B	244	—	1	20
Total Liabilities	2,085,282	1,539,847	1,421,762	1,311,745
Net Assets	$155,570,225	$177,018,625	$7,961,990	$28,271,661

Net Assets Consist of:
Paid-in capital	$197,725,910	$486,651,158	$21,520,975	$50,442,958
Accumulated undistributed net investment income (distributions in excess of net investment income)	(2,930,490)	3,987,468	(7,643)	55,178
Accumulated net realized loss on investments and foreign currencies	(5,027,275)	(314,004,046)	(12,666,373)	(22,333,499)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(34,197,920)	384,045	(884,969)	107,024
Net assets applicable to capital shares outstanding	$155,570,225	$177,018,625	$7,961,990	$28,271,661

By share class

Net Assets
Investor class	$155,570,225	$177,018,625	$7,961,990	$28,271,661

Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	14,388,610	21,637,621	1,159,878	4,139,652

Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$10.81	$8.18	$6.86	$6.83

See accompanying notes to financial statements.

Statements of Operations (unaudited)	For the Six Months Ended June 30, 2012

	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund	Near-Term Tax Free Fund	Tax Free Fund
Net Investment Income
Income:
Interest and other	$49,883	$95,885	$499,341	$440,159

Expenses:
Management fee	212,565	407,028	91,493	83,379
Administrative services fee	34,010	65,125	14,639	8,894
Transfer agent fees and expenses	92,564	99,574	31,338	26,070
Accounting service fees and expenses	11,783	17,383	27,864	20,907
Professional fees	16,950	21,596	19,413	17,763
Custodian fees	29,774	23,904	6,553	5,448
Shareholder reporting expenses	11,418	12,604	4,258	4,500
Registration fees	14,918	12,432	9,200	8,354
Trustee fees and expenses	11,563	11,563	11,563	11,563
Miscellaneous expenses	15,322	18,911	4,914	4,658
Total expenses before reductions	450,867	690,120	221,235	191,536
Expenses offset - Note 1 H	(5)	—	(152)	(167)
Expenses reimbursed - Note 3	(405,350)	(602,399)	(138,739)	(113,548)
Net expenses	45,512	87,721	82,344	77,821

Net Investment Income	4,371	8,164	416,997	362,338

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from securities	—	—	(278)	1,431
Net change in unrealized appreciation of investments	—	—	95,123	246,764

Net Realized and Unrealized Gain on Investments	—	—	94,845	248,195

Net Increase In Net Assets Resulting From Operations	$4,371	$8,164	$511,842	$610,533

See accompanying notes to financial statements.

	All American Equity Fund	Holmes Growth Fund	Global MegaTrends Fund	Global Resources Fund	World Precious Minerals Fund
Net Investment Income
Income:
Dividends from unaffiliated issuers	$198,011	$160,318	$157,508	$4,949,838	$627,934
Foreign tax withheld on dividends	(366)	(2,856)	(4,028)	(87,969)	(73,302)
Net dividends	197,645	157,462	153,480	4,861,869	554,632
Interest and other	304	17,593	7,087	328,017	255,015
Total income	197,949	175,055	160,567	5,189,886	809,647

Expenses:
Management fee	68,167	136,455	51,836	2,257,175	1,333,816
Administrative services fee	6,817	14,788	2,814	115,454	81,853
Administrative services fee - Investor class	—	—	2,484	106,402	81,620
Administrative services fee - Institutional class	—	—	330	9,052	233
Transfer agent fees and expenses - Investor class	40,307	39,108	27,265	646,814	429,273
Transfer agent fees and expenses - Institutional class	—	—	9,449	30,683	9,202
Accounting service fees and expenses	13,751	15,922	18,977	102,483	75,271
Professional fees	18,895	19,393	18,769	51,164	54,062
Distribution plan fee	21,302	46,211	15,527	665,016	510,127
Custodian fees	8,779	15,880	19,850	86,388	107,061
Shareholder reporting expenses - Investor class	10,243	7,578	5,419	86,316	53,803
Shareholder reporting expenses - Institutional class	—	—	1,088	1,533	864
Registration fees	8,354	8,951	3,580	5,563	5,968
Registration fees - Investor class	—	—	5,470	13,215	13,974
Registration fees - Institutional class	—	—	5,072	8,075	5,223
Trustee fees and expenses	11,563	11,563	11,563	11,563	11,563
Miscellaneous expenses	11,650	13,518	12,277	83,073	61,375
Total expenses before reductions	219,828	329,367	211,770	4,279,969	2,835,288
Expenses offset - Note 1 H	(154)	(109)	(133)	(132)	(24)
Expenses reimbursed - Note 3	(32,215)	(31)	(62,997)	(49,342)	(15,522)
Net expenses	187,459	329,227	148,640	4,230,495	(2,819,742)

Net Investment Income (Loss)	10,490	(154,172)	11,927	959,391	(2,010,095)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	580,010	(369,442)	698,765	7,522,412	(2,695,199)
Securities from affiliated issuers	—	—	—	(6,523,214)	3,806,573
Written options	95,393	256,056	19,899	3,740,860	1,302,444
Foreign currency transactions	—	3,113	(14,522)	(119,311)	(108,481)
Net realized gain (loss)	675,403	(110,273)	704,142	4,620,747	2,305,337
Net change in unrealized appreciation (depreciation) of:
Investments	468,190	2,437,304	(527,492)	(16,015,353)	(74,212,627)
Written options	11,745	10,502	7,085	(198,871)	(99,612)
Other assets and liabilities denominated in foreign currencies	—	(114)	71	12,415	15,310
Net unrealized appreciation (depreciation)	479,935	2,447,692	(520,336)	(16,201,809)	(74,296,929)

Net Realized and Unrealized Gain (Loss) on Investments	1,155,338	2,337,419	183,806	(11,581,062)	(71,991,592)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,165,828	$2,183,247	$195,733	$(10,621,671)	$(74,001,687)

See accompanying notes to financial statements.

	Gold and Precious Metals Fund	Eastern European Fund	Global Emerging Markets Fund	China Region Fund
Net Investment Income
Income:
Dividends from unaffiliated issuers	$567,082	$6,508,553	$156,985	$577,674
Foreign tax withheld on dividends	(54,360)	(924,206)	(11,171)	(47,312)
Net dividends	512,722	5,584,347	145,814	530,362
Interest and other	266,018	4,134	4,077	338
Total income	778,740	5,588,481	149,891	530,700

Expenses:
Management fee	623,500	1,241,487	45,928	147,731
Administrative services fee	73,319	79,455	3,428	12,642
Transfer agent fees and expenses	168,990	273,567	26,337	59,279
Accounting service fees and expenses	41,313	42,973	18,257	20,471
Professional fees	29,222	26,954	24,612	24,650
Distribution plan fee	229,120	248,297	10,714	39,505
Custodian fees	51,826	144,735	29,526	40,940
Shareholder reporting expenses	36,432	40,258	5,376	13,219
Registration fees	13,178	10,940	6,215	7,459
Trustee fees and expenses	11,563	11,562	11,563	11,562
Miscellaneous expenses	37,871	38,681	14,178	16,598
Total expenses before reductions	1,316,334	2,158,909	196,134	394,056
Expenses offset - Note 1 H	(28)	(179)	(53)	(109)
Expenses reimbursed - Note 3	—	—	(74,084)	(40,791)
Net expenses	1,316,306	2,158,730	121,997	353,156

Net Investment Income (Loss)	(537,566)	3,429,751	27,894	177,544

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(1,556,853)	10,998,082	(183,147)	(1,964,105)
Written options	1,093,161	2,628,345	—	24,115
Foreign currency transactions	(115,963)	(311,958)	(8,450)	(37,165)
Net realized gain (loss)	(579,655)	13,314,469	(191,597)	(1,977,155)
Net change in unrealized appreciation (depreciation) of:
Investments	(25,351,298)	(4,902,380)	221,151	2,048,518
Written options	27,710	(761,259)	—	—
Other assets and liabilities denominated in foreign currencies	3,394	(195,377)	4,207	1,051
Net unrealized appreciation (depreciation)	(25,320,194)	(5,859,016)	225,358	2,049,569

Net Realized and Unrealized Gain (Loss) on Investments	(25,899,849)	7,455,453	33,761	72,414

Net Increase (Decrease) In Net Assets Resulting From Operations	$(26,437,415)	$10,885,204	$61,655	$249,958

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	U.S. Treasury Securities Cash Fund		U.S. Government Securities Savings Fund		Near-Term Tax Free Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets

From operations:
Net investment income	$4,371	$9,581	$8,164	$19,158	$416,997	$747,326
Net realized loss	—	—	—	—	(278)	(3,345)
Net unrealized appreciation	—	—	—	—	95,123	625,874
Net increase in net assets from operations	4,371	9,581	8,164	19,158	511,842	1,369,855

Distributions to shareholders:
From net investment income
Investor class	(4,267)	(9,580)	(8,164)	(19,158)	(408,111)	(740,487)
Total distributions to shareholders	(4,267)	(9,580)	(8,164)	(19,158)	(408,111)	(740,487)

From capital share transactions:
Proceeds from shares sold
Investor class	40,547,093	120,809,457	40,098,657	128,977,341	6,604,382	18,439,087
Distributions reinvested
Investor class	4,212	9,481	8,044	19,023	347,346	621,654
	40,551,305	120,818,938	40,106,701	128,996,364	6,951,728	19,060,741
Cost of shares redeemed	(45,680,935)	(129,753,637)	(55,464,968)	(161,167,483)	(3,816,226)	(13,814,303)
Investor class
Net increase (decrease) in net assets from capital share transactions	(5,129,630)	(8,934,699)	(15,358,267)	(32,171,119)	3,135,502	5,246,438

Net Increase (Decrease) in Net Assets	(5,129,526)	(8,934,698)	(15,358,267)	(32,171,119)	3,239,233	5,875,806

Net Assets
Beginning of year	90,556,532	99,491,230	171,663,574	203,834,693	35,013,651	29,137,845

End of period	$85,427,006	$90,556,532	$156,305,307	$171,663,574	$38,252,884	$35,013,651

Accumulated undistributed net investment income, end of period	$1,093	$989	$1,037	$1,037	$33,365	$24,479

Capital Share Activity
Investor class:
Shares sold	40,547,093	120,809,457	40,098,657	128,977,341	2,905,023	8,221,829
Shares reinvested	4,212	9,481	8,044	19,023	153,046	277,696
Shares redeemed	(45,680,935)	(129,753,637)	(55,464,968)	(161,167,483)	(1,678,634)	(6,167,294)
Net share activity	(5,129,630)	(8,934,699)	(15,358,267)	(32,171,119)	1,379,435	2,332,231

See accompanying notes to financial statements.

	Tax Free Fund		All American Equity Fund		Holmes Growth Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$362,338	$705,597	$10,490	$(55,708)	$(154,172)	$(497,883)
Net realized gain (loss)	1,431	(19,336)	675,403	2,492,375	(110,273)	5,164,661
Net unrealized appreciation (depreciation)	246,764	986,522	479,935	(2,387,462)	2,447,692	(6,821,178)
Net increase (decrease) in net assets from operations	610,533	1,672,783	1,165,828	49,205	2,183,247	(2,154,400)

Distributions to shareholders:
From net investment income
Investor class	(357,541)	(703,629)	—	(22,535)	—	—
Total distributions to shareholders	(357,541)	(703,629)	—	(22,535)	—	—

From capital share transactions:
Proceeds from shares sold
Investor class	3,836,863	9,687,519	1,129,117	3,210,827	1,463,596	5,414,367
Distributions reinvested
Investor class	281,970	556,800	—	22,115	—	—
Proceeds from short-term trading fees
Investor class	—	—	285	852	—	282
	4,118,833	10,244,319	1,129,402	3,233,794	1,463,596	5,414,649
Cost of shares redeemed
Investor class	(3,252,416)	(9,344,395)	(1,684,113)	(4,621,747)	(3,157,237)	(8,548,931)
Net increase (decrease) in net assets from capital share transactions	866,417	899,924	(554,711)	(1,387,953)	(1,693,641)	(3,134,282)

Net Increase (Decrease) in Net Assets	1,119,409	1,869,078	611,117	(1,361,283)	489,606	(5,288,682)

Net Assets
Beginning of year	21,663,322	19,794,244	16,398,619	17,759,902	35,315,530	40,604,212

End of period	$22,782,731	$21,663,322	$17,009,736	$16,398,619	$35,805,136	$35,315,530

Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$40,228	$35,431	$10,490	$—	$(193,098)	$(38,926)

Capital Share Activity
Investor class:
Shares sold	300,184	784,189	46,309	141,343	74,908	285,326
Shares reinvested	22,056	45,303	—	974	—	—
Shares redeemed	(254,983)	(761,849)	(69,508)	(202,449)	(164,008)	(457,268)
Net share activity	67,257	67,643	(23,199)	(60,132)	(89,100)	(171,942)

See accompanying notes to financial statements.

	Global MegaTrends Fund		Global Resources Fund		World Precious Minerals Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$11,927	$75,605	$959,391	$(6,704,492)	$(2,010,095)	$(9,183,096)
Net realized gain	704,142	746,616	4,620,747	92,677,766	2,305,337	77,717,916
Net unrealized depreciation	(520,336)	(3,248,142)	(16,201,809)	(257,110,809)	(74,296,929)	(309,429,697)
Net increase (decrease) in net assets from operations	195,733	(2,425,921)	(10,621,671)	(171,137,535)	(74,001,687)	(240,894,877)

Distributions to shareholders:
From net investment income
Investor class	—	—	—	(19,762,685)	—	(60,523,518)
Institutional class	—	(18,363)	—	(2,765,455)	—	(275,428)
Total distributions to shareholders	—	(18,363)	—	(22,528,140)	—	(60,798,946)

From capital share transactions:
Proceeds from shares sold
Investor class	257,897	1,175,368	34,091,739	329,405,494	22,390,454	124,020,055
Institutional class	18,618	4,055	26,908,155	65,210,041	31,435	964,702
Distributions reinvested
Investor class	—	—	—	18,848,694	—	57,314,672
Institutional class	—	18,294	—	2,763,078	—	274,167
Proceeds from short-term trading fees
Investor class	10	186	3,196	34,386	4,985	33,977
Institutional class	—	—	77	330	—	—
	276,525	1,197,903	61,003,167	416,262,023	22,426,874	182,607,573
Cost of shares redeemed
Investor class	(1,297,097)	(3,104,574)	(120,019,221)	(528,179,707)	(62,452,619)	(270,949,550)
Institutional class	(966,729)	(1,043,306)	(7,536,152)	(16,119,819)	(356,550)	(608,504)
Net decrease in net assets from capital share transactions	(1,987,301)	(2,949,977)	(66,552,206)	(128,037,503)	(40,382,295)	(88,950,481)

Net Decrease in Net Assets	(1,791,568)	(5,394,261)	(77,173,877)	(321,703,178)	(114,383,982)	(390,644,304)

Net Assets
Beginning of year	14,907,437	20,301,698	607,777,995	929,481,173	438,186,812	828,831,116

End of period	$13,115,869	$14,907,437	$530,604,118	$607,777,995	$323,802,830	$438,186,812

Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$68,139	$56,212	$(2,493,662)	$(3,453,053)	$(54,852,837)	$(52,842,742)

Capital Share Activity
Investor class:
Shares sold	31,749	137,469	3,499,984	27,713,544	1,768,922	6,398,124
Shares reinvested	—	—	—	1,945,170	—	3,963,750
Shares redeemed	(159,411)	(366,522)	(12,495,392)	(47,235,677)	(4,933,395)	(14,339,094)
Net share activity	(127,662)	(229,053)	(8,995,408)	(17,576,963)	(3,164,473)	(3,977,220)

Institutional class:
Shares sold	2,340	470	2,888,786	5,816,125	2,159	46,404
Shares reinvested	—	2,366	—	284,267	—	19,079
Shares redeemed	(122,166)	(131,987)	(762,737)	(1,634,637)	(29,697)	(37,249)
Net share activity	(119,826)	(129,151)	2,126,049	4,465,755	(27,538)	28,234

See accompanying notes to financial statements.

	Gold and Precious Metals Fund		Eastern European Fund		Global Emerging Markets Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(537,566)	$(2,670,423)	$3,429,751	$828,165	$27,894	$(76,385)
Net realized gain (loss)	(579,655)	30,987,057	13,314,469	47,395,544	(191,597)	(205,090)
Net unrealized appreciation (depreciation)	(25,320,194)	(96,434,285)	(5,859,016)	(136,103,572)	225,358	(2,847,479)
Net increase (decrease) in net assets from operations	(26,437,415)	(68,117,651)	10,885,204	(87,879,863)	61,655	(3,128,954)

Distributions to shareholders:
From net capital gains
Investor class	—	(34,374,528)	—	—	—	—
Total distributions to shareholders	—	(34,374,528)	—	—	—	—

From capital share transactions:
Proceeds from shares sold
Investor class	11,584,822	61,594,825	5,566,337	14,570,015	451,391	1,636,143
Distributions reinvested
Investor class	—	32,104,658	—	—	—	—
Proceeds from short-term trading fees
Investor class	2,974	29,700	43,140	101,769	1,273	4,737
	11,587,796	93,729,183	5,609,477	14,671,784	452,664	1,640,880
Cost of shares redeemed
Investor class	(24,667,300)	(97,098,643)	(33,074,872)	(173,230,246)	(776,491)	(3,690,625)
Net decrease in net assets from capital share transactions	(13,079,504)	(3,369,460)	(27,465,395)	(158,558,462)	(323,827)	(2,049,745)

Net Decrease in Net Assets	(39,516,919)	(105,861,639)	(16,580,191)	(246,438,325)	(262,172)	(5,178,699)

Net Assets
Beginning of year	195,087,144	300,948,783	193,598,816	440,037,141	8,224,162	13,402,861

End of period	$155,570,225	$195,087,144	$177,018,625	$193,598,816	$7,961,990	$8,224,162

Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(2,930,490)	$(2,392,924)	$3,987,468	$557,717	$(7,643)	$(35,537)

Capital Share Activity
Investor class:
Shares sold	953,283	3,513,454	627,034	1,388,107	60,416	196,681
Shares reinvested	—	2,293,190	—	—	—	—
Shares redeemed	(2,040,517)	(5,686,862)	(3,850,117)	(17,244,772)	(106,586)	(452,700)
Net share activity	(1,087,234)	119,782	(3,223,083)	(15,856,665)	(46,170)	(256,019)

See accompanying notes to financial statements.

	China Region Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$177,544	$(280,687)
Net realized loss	(1,977,155)	(5,024,899)
Net unrealized appreciation (depreciation)	2,049,569	(8,566,683)
Net increase (decrease) in net assets from operations	249,958	(13,872,269)

Distributions to shareholders	—	—

From capital share transactions:
Proceeds from shares sold
Investor class	957,508	9,973,299
Distributions reinvested
Investor class	—	—
Proceeds from short-term trading fees
Investor class	4,808	46,667
	962,316	10,019,966
Cost of shares redeemed
Investor class	(3,575,590)	(17,356,116)
Net decrease in net assets from capital share transactions	(2,613,274)	(7,336,150)

Net Decrease in Net Assets	(2,363,316)	(21,208,419)

Net Assets
Beginning of year	30,634,977	51,843,396

End of period	$28,271,661	$30,634,977

Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$55,178	$(122,366)

Capital Share Activity
Investor class:
Shares sold	130,223	1,142,964
Shares reinvested	—	—
Shares redeemed	(490,990)	(2,117,326)
Net share activity	(360,767)	(974,362)

See accompanying notes to financial statements.

Notes to Financial Statements (unaudited)	June 30, 2012

Note 1: Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security’s primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data.

B. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Adviser’s Valuation Committee, under policies and procedures established by the Funds’ Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management’s judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer’s management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds’ Board of Trustees.

Notes to Financial Statements (unaudited)	June 30, 2012

For securities traded on international exchanges, if events which may materially affect the value of a Fund’s securities occur after the close of the primary exchange and before a Fund’s net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange, or foreign market holidays.

C. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund’s share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Notes to Financial Statements (unaudited)	June 30, 2012

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund’s understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2011 tax returns. The Funds’ 2008, 2009, 2010 and 2011 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds’ custodian so the custodian fees may be paid indirectly by credits earned on the Funds’ cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the

Notes to Financial Statements (unaudited)	June 30, 2012

Statement of Operations gross of such credits, and the credits are presented as offsets to expenses.

I. Short-Term Trading (Redemption) Fees

Shares held in the All American Equity and Holmes Growth Funds 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the Global MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held 30 days or less in the World Precious Minerals and Gold and Precious Metals Funds are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

J. Use of Estimates in Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of June 30, 2012, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

L. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements. This ASU is related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, the Funds do not have any of the transactions that fall under the provisions of this pronouncement and do not intend to enter such transactions in the future. Therefore, this pronouncement did not have a material impact on the financial statements.

Notes to Financial Statements (unaudited)	June 30, 2012

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The ASU expands existing disclosure requirements and amends some fair value measurement principles. The provisions of this update have been adopted in this filing.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, the Funds do not have netting agreements that will fall under the provisions of this pronouncement and do not intend to enter into such agreements in the future. Therefore, management does not anticipate that this pronouncement will have a material impact on the financial statements.

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund’s exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of

Notes to Financial Statements (unaudited)	June 30, 2012

the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund’s exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund’s exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund’s anticipated profits or increase its losses.

As of June 30, 2012, portfolio securities valued at $719,700, $3,179,800, $24,998,740, $12,362,571 and $18,477,405 were held in escrow by the custodian as collateral for call options written for the All American Equity Fund, Holmes Growth Fund, Global Resources Fund, World Precious Minerals Fund and Gold and Precious Metals Fund, respectively.

Transactions in written call and put options during the six-month period ended June 30, 2012, were as follows:

	All American Equity Fund Call Options		Holmes Growth Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	64	$20,369	160	$67,931
Options written	406	101,355	1,435	306,686
Options closed	(14)	(7,112)	(300)	(44,594)
Options expired	(145)	(35,127)	(450)	(96,073)
Options exercised	(171)	(54,981)	(365)	(130,597)
Options outstanding at June 30, 2012	140	$24,504	480	$103,353

Notes to Financial Statements (unaudited)	June 30, 2012

	Global MegaTrends Fund Call Options		Global Resources Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	40	$4,615	1,000	$179,662
Options written	170	29,662	40,909	5,394,578
Options closed	(30)	(13,115)	(15,357)	(2,699,073)
Options expired	(15)	(1,208)	(17,581)	(1,763,258)
Options exercised	(165)	(19,954)	(5,521)	(565,918)
Options outstanding at June 30, 2012	—	$—	3,450	$545,991

	World Precious Minerals Fund Call Options		Gold and Precious Metals Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—	—	$—
Options written	21,230	2,397,013	19,615	2,170,346
Options closed	(7,650)	(966,390)	(5,700)	(630,206)
Options expired	—	—	(433)	(52,895)
Options exercised	(5,980)	(917,005)	(5,332)	(769,623)
Options outstanding at June 30, 2012	7,600	$513,618	8,150	$717,622

	Eastern European Fund Call Options		Eastern European Fund Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	32,300	$1,010,400	5,000	$395,485
Options written	67,710	4,333,600	—	—
Options closed	(51,480)	(3,459,900)	—	—
Options expired	(32,000)	(895,800)	(5,000)	(395,485)
Options exercised	(8,300)	(460,700)	—	—
Options outstanding at June 30, 2012	8,230	$527,600	—	$—

	China Region Fund Call Options
	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	84	24,115
Options closed	—	—
Options expired	(26)	(8,658)
Options exercised	(58)	(15,457)
Options outstanding at June 30, 2012	—	$—

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized

Notes to Financial Statements (unaudited)	June 30, 2012

gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Open forward foreign currency contracts at June 30, 2012, were:

Fund Contract	Foreign Currency	In Exchange for USD	Settlement Date	Value	Unrealized Appreciation	Unrealized (Depreciation)
World Precious Minerals Fund
Purchases:
Canadian Dollars	89,193	$87,737	07/03/12	$87,612	$—	$(125)

Sales:
Canadian Dollars	13,493	$13,221	07/03/12	$13,253	$—	$(32)

Gold and Precious Metals Fund
Purchases:
Canadian Dollars	151,773	$149,295	07/03/12	$149,083	$—	$(212)

Sales:
Canadian Dollars	13,493	$13,221	07/03/12	$13,253	$—	$(32)

Global Emerging Markets Fund
Sales:
Hong Kong Dollars	36,156	$4,659	07/05/12	$4,660	$—	$(1)

China Region Fund
Purchases:
Hong Kong Dollars	475,613	$61,325	07/03/12	$61,307	$—	$(18)

Sales:
Hong Kong Dollars	69,521	$8,960	07/03/12	$8,962	$—	$(2)

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statement of Assets and Liabilities as of June 30, 2012:

Location	All American Equity Fund	Holmes Growth Fund	Global MegaTrends Fund	Global Resources Fund
Asset derivatives
Investments, at value
Equity contracts - Note 2 A	$4,500	$9,900	$—	$3,019,350
Total	$4,500	$9,900	$—	$3,019,350

Liability derivatives
Written options, at value	$13,340	$95,980	$—	$567,200
Total	$13,340	$95,980	$—	$567,200

Notes to Financial Statements (unaudited)	June 30, 2012

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Eastern European Fund	Global Emerging Markets Fund	China Region Fund
Asset derivatives
Investments, at value
Equity contracts - Note 2 A	$7,926,240	$3,848,138	$—	$—	$23,970
Total	$7,926,240	$3,848,138	$—	$—	$23,970

Liability derivatives
Written options, at value	$613,230	$689,912	$460,224	$—	$—
Total	$613,230	$689,912	$460,224	$—	$—

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Location	All American Equity Fund	Holmes Growth Fund	Global MegaTrends Fund	Global Resources Fund
Realized Gain (Loss) on derivatives recognized in income
Realized gain (loss) from securities
Equity contracts	$(27,426)	$(24,271)	$(49,899)	$(492,226)
Realized gain (loss) on written options
Equity contracts	95,393	256,056	19,899	3,740,860
Net realized gain (loss) on foreign currency transactions
Foreign exchange contracts	—	—	1,723	(50,042)
	67,967	231,785	(28,277)	3,198,592

Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on investments
Equity contracts	29,526	(58)	31,913	113,541
Net change in unrealized appreciation (depreciation) on options written
Equity contracts	11,745	10,502	7,085	(198,871)
	41,271	10,444	38,998	(85,330)
Total	$109,238	$242,229	$10,721	$3,113,262

Notes to Financial Statements (unaudited)	June 30, 2012

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Eastern European Fund	Global Emerging Markets Fund	China Region Fund
Realized Gain (Loss) on derivatives recognized in income
Realized gain (loss) from securities
Equity contracts	$(1,749,509)	$(802,132)	$2,208	$(6,601)	$(83,482)
Realized gain (loss) on written options
Equity contracts	1,302,444	1,093,161	2,628,345	—	24,115
Net realized gain (loss) on foreign currency transactions
Foreign exchange contracts	(69,537)	(47,053)	(167,436)	(829)	(841)
	(516,602)	243,976	2,463,117	(7,430)	(60,208)
Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on investments
Equity contracts	21,782,173	(2,296,506)	—	—	58,954
Net change in unrealized appreciation (depreciation) on options written
Equity contracts	(99,612)	27,710	(761,259)	—	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	(157)	(244)	—	(1)	(20)
	21,682,404	(2,269,040)	(761,259)	(1)	58,934
Total	$21,165,802	$(2,025,064)	$1,701,858	$(7,431)	$(1,274)

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the six-month period ended June 30, 2012, were approximately as follows:

Fund	Written Options	Purchased Options	Forward Currency Contracts
All American Equity	$14,384	$757	$—
Holmes Growth	48,853	1,414	—
Global MegaTrends	9,357	214	7,414
Global Resources	894,060	1,188,034	122,376
World Precious Minerals	288,360	4,305,394	760,648
Gold and Precious Metals	285,065	2,328,419	417,552
Eastern European	930,568	—	1,331,520
Global Emerging Markets	—	214	666
China Region	1,003	76,016	10,041

Notes to Financial Statements (unaudited)	June 30, 2012

Note 3: Related Party Transactions

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through October 1, 2012, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund’s investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets

U.S. Treasury Securities Cash and U.S. Government Securities Savings	.50% of the first $250,000,000 and .375% of the excess

Near-Term Tax Free	.50%

Tax Free	.75% of the first $250,000,000 and .50% of the excess

All American Equity	.80% of the first $500,000,000 and .75% of the excess

Holmes Growth and Global MegaTrends	1.00%

Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess

World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess

Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess

Eastern European	1.25%

Global Emerging Markets	1.375%

China Region	1.25%

Notes to Financial Statements (unaudited)	June 30, 2012

The advisory agreement also provides, effective October 1, 2009, that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund’s performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. For purposes of calculating the performance adjustment for the Institutional Class, the performance will include the performance of the Investor Class shares for periods prior to March 1, 2011. After such time, for purposes of calculating the performance adjustment, the performance of each class will be calculated based on its respective performance. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index

Holmes Growth	S&P Composite 1500 Index

Global MegaTrends	S&P 500 Index

Global Resources	Morgan Stanley Commodity Related Equity Index

World Precious Minerals	NYSE Arca Gold Miners Index

Gold and Precious Metals	FTSE Gold Mines Index

Eastern European	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)

Global Emerging Markets	MSCI Emerging Markets Total Net Return Index

China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class’s investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

Notes to Financial Statements (unaudited)	June 30, 2012

The Funds’ prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the six months ended June 30, 2012, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$—	N/A
Holmes Growth	(48,388)	N/A
Global MegaTrends	(17,355)	$(3,897)
Global Resources	(506,278)	(26,456)
World Precious Minerals	(711,593)	(2,864)
Gold and Precious Metals	(201,334)	N/A
Eastern European	—	N/A
Global Emerging Markets	(13,000)	N/A
China Region	(49,793)	N/A

Under an administrative services agreement, the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets of each Fund for administrative services provided. The Global MegaTrends, Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the period ended June 30, 2012, were limited as follows for the Investor Class: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, Global MegaTrends Fund at 2.35%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Eastern European Fund

Notes to Financial Statements (unaudited)	June 30, 2012

at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser’s discretion.

The Adviser has agreed to waive all class specific expenses for the Institutional Class. The expense waiver is exclusive of performance fees, and the Adviser can modify or terminate this arrangement at any time.

The Adviser has voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund’s yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund’s yield to fall below the Minimum Yield. For the six months ended June 30, 2012, fees waived and/or expenses reimbursed as a result of this agreement were $379,619 and $278,605 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. At June 30, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

	Expires 12/31/2012	Expires 12/31/2013	Expires 12/31/2014	Expires 12/31/2015	Total
U.S. Treasury Securities Cash	$789,420	$884,850	$867,545	$379,619	$2,921,434
U.S. Government Securities Savings	258,561	678,107	736,531	278,605	1,951,804

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund’s share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed for services of the Funds’ Chief Compliance Officer during the six months ended June 30, 2012, in the amount of $69,512.

Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

Notes to Financial Statements (unaudited)	June 30, 2012

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the six months ended June 30, 2012, are summarized as follows:

Fund	Purchases	Sales
Near-Term Tax Free	$5,195,642	$30,000
Tax Free	3,230,357	70,000
All American Equity	19,391,153	19,957,957
Holmes Growth	40,518,479	42,658,884
Global MegaTrends	23,615,662	26,845,203
Global Resources	318,451,337	413,784,738
World Precious Minerals	76,749,028	136,917,698
Gold and Precious Metals	72,128,105	84,849,874
Eastern European	77,243,027	88,921,951
Global Emerging Markets	18,026,443	18,228,559
China Region	38,029,704	41,556,139

U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

Investments in foreign issuers as a percent of total investments at June 30, 2012, were: 2.77% of All American Equity, 14.96% of Holmes Growth, 25.89% of Global MegaTrends, 43.01% of Global Resources, 77.28% of World Precious Minerals, 68.16% of Gold and Precious Metals, 99.63% of Eastern European, 98.50% of Global Emerging Markets and 93.53% of China Region.

Notes to Financial Statements (unaudited)	June 30, 2012

Note 5: Tax Information

The following table presents the income tax basis of securities owned at June 30, 2012, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$84,953,968	$—	$—	$—
U.S. Government Securities Savings	156,613,138	—	—	—
Near-Term Tax Free	36,836,735	1,348,678	(20,941)	1,327,737
Tax Free	20,303,301	1,429,916	(55,905)	1,374,011
All American Equity	16,196,985	1,412,718	(654,349)	758,369
Holmes Growth	32,404,680	3,875,305	(718,936)	3,156,369
Global MegaTrends	13,776,001	309,633	(239,746)	69,887
Global Resources	602,113,938	43,668,919	(120,151,594)	(76,482,675)
World Precious Minerals	473,471,140	36,438,391	(186,100,026)	(149,661,635)
Gold and Precious Metals	190,585,175	12,182,237	(46,411,345)	(34,229,108)
Eastern European	174,429,868	18,588,627	(18,076,750)	511,877
Global Emerging Markets	8,716,415	269,805	(1,155,079)	(885,274)
China Region	27,808,609	1,673,421	(1,566,878)	106,543

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$—	$989	$—	$—
U.S. Government Securities Savings	—	1,037	—	—
Near-Term Tax Free	12,813	11,666	—	1,232,614
Tax Free	7,695	27,736	—	1,127,247
All American Equity	—	—	—	289,599
Holmes Growth	—	—	568,317	716,049
Global MegaTrends	—	50,614	—	590,292
Global Resources	—	12,871,744	—	(60,303,612)
World Precious Minerals	—	—	—	(75,446,830)
Gold and Precious Metals	—	—	—	(8,877,726)
Eastern European	—	590,340	—	6,243,061
Global Emerging Markets	—	—	—	(1,110,327)
China Region	—	—	—	(1,942,545)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

Notes to Financial Statements (unaudited)	June 30, 2012

The tax character of distributions paid during the six months ended June 30, 2012, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$4,267	$—	$4,267
U.S. Government Securities Savings	—	8,164	—	8,164
Near-Term Tax Free	389,708	18,403	—	408,111
Tax Free	341,441	16,100	—	357,541
All American Equity	—	—	—	—
Holmes Growth	—	—	—	—
Global MegaTrends - Investor Class	—	—	—	—
Global MegaTrends - Institutional Class	—	—	—	—
Global Resources - Investor Class	—	—	—	—
Global Resources - Institutional Class	—	—	—	—
World Precious Minerals - Investor Class	—	—	—	—
World Precious Minerals - Institutional Class	—	—	—	—
Gold and Precious Metals	—	—	—	—
Eastern European	—	—	—	—
Global Emerging Markets	—	—	—	—
China Region	—	—	—	—

The tax character of distributions paid during the fiscal year ended December 31, 2011, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$9,580	$—	$9,580
U.S. Government Securities Savings	—	19,158	—	19,158
Near-Term Tax Free	706,422	34,065	—	740,487
Tax Free	675,894	27,735	—	703,629
All American Equity	—	22,535	—	22,535
Holmes Growth	—	—	—	—
Global MegaTrends - Investor Class	—	—	—	—
Global MegaTrends - Institutional Class	—	18,363	—	18,363
Global Resources - Investor Class	—	19,762,685	—	19,762,685
Global Resources - Institutional Class	—	2,765,455	—	2,765,455
World Precious Minerals - Investor Class	—	60,523,518	—	60,523,518
World Precious Minerals - Institutional Class	—	275,428	—	275,428
Gold and Precious Metals	—	—	34,374,528	34,374,528
Eastern European	—	—	—	—
Global Emerging Markets	—	—	—	—
China Region	—	—	—	—

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company

Notes to Financial Statements (unaudited)	June 30, 2012

Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2011, are as follows:

	Post December 31, 2010 Capital Losses No Expiration		Expiration Date
Fund	Short Term	Long Term	2012	2013	2014
U.S. Treasury Securities Cash	$—	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—	—
Near-Term Tax Free	—	3,345	33,686	2,760	202,719
Tax Free	6,681	12,826	421,236	—	—
All American Equity	—	—	—	—	—
Holmes Growth	—	—	—	—	—
Global MegaTrends	—	—	—	—	—
Global Resources	—	—	—	—	—
World Precious Minerals	—	—	—	—	—
Gold and Precious Metals	—	—	—	—	—
Eastern European	—	—	—	—	—
Global Emerging Markets	—	—	—	—	—
China Region	2,735,031	—	—	—	—

	Expiration Date
Fund	2015	2016	2017	2018	Total
U.S. Treasury Securities Cash	$—	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—	—
Near-Term Tax Free	2,488	112	722	2,532	248,364
Tax Free	—	10,697	—	—	451,440
All American Equity	—	—	1,284,224	—	1,284,224
Holmes Growth	—	—	—	—	—
Global MegaTrends	6,801,143	5,994,166	995,675	—	13,790,984
Global Resources	—	—	259,212,558	—	259,212,558
World Precious Minerals	—	—	63,779,512	—	63,779,512
Gold and Precious Metals	—	—	—	—	—
Eastern European	—	28,524,678	257,523,539	15,445,946	301,494,163
Global Emerging Markets	3,355,127	2,965,929	5,814,949	—	12,136,005
China Region	—	15,020,267	—	—	17,755,298

Notes to Financial Statements (unaudited)	June 30, 2012

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2011, as follows:

Fund	Post October 31, 2011 Capital Loss Deferral	Post October 31, 2011 Ordinary Loss Deferral
Holmes Growth	$105,624	$—
Global MegaTrends	163,657	—
Global Resources	92,900,179	—
World Precious Minerals	11,908,415	7,709,872
Gold and Precious Metals	3,886,685	—
Eastern European	8,376,156	—
Global Emerging Markets	264,443	33,016
China Region	1,313,556	47,623

Note 6: Risks Of Concentrations

The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios’ values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible

Notes to Financial Statements (unaudited)	June 30, 2012

revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund’s custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended June 30, 2012. The U.S. Global Investors Funds paid BBH a total of $22,750 in commitment fees for the six months ended June 30, 2012, under this arrangement.

Note 8: Shares Of Beneficial Interest

At June 30, 2012, individual shareholders holding more than 5% of outstanding Investor Class shares comprised 5.03%, 6.18%, 5.55% and 5.31% of the U.S. Treasury Securities Cash Fund, Near-Term Tax Free Fund, Global MegaTrends Fund and the Global Emerging Markets Fund, respectively. In addition, the Adviser held 12.76%, 6.76% and 7.58% of the Investor Class shares of U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

Financial Highlights

U.S. Treasury Securities Cash Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	.02	.04
Net realized and unrealized gain	—	—	—	—	—	—	—
Total from investment activities	— (a)	— (a)	— (a)	— (a)	— (a)	.02	.04
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	(.02)	(.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (excluding account fees) (b)	—	.01%	.01%	.01%	.23%	2.46%	4.36%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.01%	.44%	2.43%	4.27%
Total expenses	1.06%	.98%	1.01%	1.01%	1.11%	1.09%	.91%
Expenses waived or reimbursed (d)(e)	(.95)%	(.92)%	(.86)%	(.75)%	(.38)%	(.09)%	(.02)%
Net recouped fees (e)	—	—	—	—	—	— (g)	—
Net expenses (f)	.11%	.06%	.15%	.26%	.73%	1.00%	.89%

Net assets, end of period (in thousands)	$85,427	$90,557	$99,491	$103,889	$121,410	$111,955	$116,012

*                 Effective December 31, 2008, the fiscal year changed to December 31.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(e)          During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, and the six months ended June 30, 2012, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420, $884,850, $867,545 and $379,619, respectively. The waivers/reimbursements from 2009-2012 are subject to recapture in future periods.

(f)            The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effects of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (g)	—	—	—	—	—	—	—

(g)         Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

U.S. Government Securities Savings Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,		Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*		2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	.01		.03	.05
Net realized and unrealized gain	—	—	— (a)	—	—	(a)	— (a)	— (a)
Total from investment activities	— (a)	— (a)	— (a)	— (a)	.01		.03	.05
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	(.01)		(.03)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return (excluding account fees) (b)	—	.01%	.01%	.10%	.67%		3.47%	4.86%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.11%	1.36%		3.42%	4.75%
Total expenses	.85%	.81%	.82%	.78%	.73%		.65%	.62%
Expenses waived or reimbursed (d)	(.74)%	(.74)%	(.67)%	(.42)%	(.26)%		(.20)%	(.17)%
Net expenses (e)	.11%	.07%	.15%	.36%	.47	%(g)	.45%	.45%
Net assets, end of period (in thousands)	$156,305	$171,664	$203,835	$263,232	$357,910		$446,208	$469,095

*                 Effective December 31, 2008, the fiscal year changed to December 31.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred. During the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, and the six months ended June 30, 2012, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561, $678,107, $736,531 and $278,605, respectively. These waivers/reimbursements are subject to recapture in future periods.

(e)          The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%.

(g)         The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$2.26	$2.22	$2.21	$2.16	$2.14	$2.12	$2.12
Investment Activities
Net investment income	.03	.05	.06	.06	.03	.07	.07
Net realized and unrealized gain	.01	.04	.01	.05	.02	.02	— (a)
Total from investment activities	.04	.09	.07	.11	.05	.09	.07
Distributions from net investment income	(.03)	(.05)	(.06)	(.06)	(.03)	(.07)	(.07)
Net asset value, end of period	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14	$2.12
Total Return (excluding account fees) (b)	1.55%	4.24%	2.95%	5.00%	2.55%	4.42%	3.51%
Ratios to Average Net Assets: (c)
Net investment income	2.28%	2.39%	2.46%	2.63%	3.15%	3.41%	3.43%
Total expenses	1.21%	1.26%	1.30%	1.53%	1.82%	1.91%	1.63%
Expenses waived or reimbursed (d)	(.76)%	(.81)%	(.85)%	(1.08)%	(1.37)%	(1.46)%	(1.18)%
Net expenses (e)	.45%	.45%	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	— (g)	— (g)	1%	— (g)	8%	8%	22%
Net assets, end of period (in thousands)	$38,253	$35,014	$29,138	$23,337	$13,989	$13,603	$13,383

*                 Effective December 31, 2008, the fiscal year changed to December 31.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(e)          The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%.

(g)         Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$12.63	$12.01	$12.20	$11.72	$11.93	$11.98	$11.98
Investment Activities
Net investment income	.20	.43	.44	.45	.23	.47	.50
Net realized and unrealized gain (loss)	.15	.62	(.19)	.48	(.21)	(.05)	— (a)
Total from investment activities	.35	1.05	.25	.93	.02	.42	.50
Distributions from net investment income	(.20)	(.43)	(.44)	(.45)	(.23)	(.47)	(.50)
Net asset value, end of period	$12.78	$12.63	$12.01	$12.20	$11.72	$11.93	$11.98
Total Return (excluding account fees) (b)	2.81%	8.94%	2.04%	8.03%	.22%	3.54%	4.15%
Ratios to Average Net Assets: (c)
Net investment income	3.26%	3.53%	3.55%	3.73%	3.92%	3.91%	4.09%
Total expenses	1.72%	1.74%	1.66%	1.75%	1.91%	1.94%	1.86%
Expenses waived or reimbursed (d)	(1.02)%	(1.04)%	(.96)%	(1.05)%	(1.21)%	(1.24)%	(1.16)%
Net expenses (e)	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Portfolio turnover rate	— (g)	10%	15%	— (g)	6%	11%	6%
Net assets, end of period (in thousands)	$22,783	$21,663	$19,794	$22,102	$16,946	$18,380	$15,940

*                 Effective December 31, 2008, the fiscal year changed to December 31.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(e)          The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%.

(g)         Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$22.72	$22.72	$19.60	$17.33	$27.27	$28.58	$27.59
Investment Activities
Net investment income (loss)	.02	(.07)	.02	(.13)	.04	(.15)	(.08)
Net realized and unrealized gain (loss)	1.61	.10	3.10	2.51	(9.97)	1.98	4.94
Total from investment activities	1.63	.03	3.12	2.38	(9.93)	1.83	4.86
Distributions
From net investment income	—	(.03)	—	(.11)	(.01)	—	—
From net realized gains	—	—	—	—	—	(3.01)	(3.87)
From tax return of capital	—	—	—	—	—	(.13)	—
Total distributions	—	(.03)	—	(.11)	(.01)	(3.14)	(3.87)
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$24.35	$22.72	$22.72	$19.60	$17.33	$27.27	$28.58
Total Return (excluding account fees) (b)	7.17%	.14%	15.92%	13.75%	(36.42)%	5.99%	19.59%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.12%	(.32)%	.10%	(.74)%	.35%	(.55)%	(.28)%
Total expenses	2.58%	2.42%	2.56%	2.79%	2.37%	1.98%	2.01%
Expenses waived or reimbursed (d)	(.38)%	(.24)%	(.48)%	(.96)%	(.62)%	(.23)%	(.26)%
Net expenses (e)	2.20%	2.18%	2.08%	1.83%	1.75%	1.75%	1.75%
Portfolio turnover rate	124%	223%	299%	343%	205%	225%	223%
Net assets, end of period (in thousands)	$17,010	$16,399	$17,760	$16,436	$16,234	$26,513	$23,479

*                 Effective December 31, 2008, the fiscal year changed to December 31.

**          Based on average monthly shares outstanding.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)          The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Growth Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$17.62	$18.65	$15.54	$12.79	$14.14	$24.78	$18.34
Investment Activities
Net investment loss	(.08)	(.26)	(.22)	(.13)	(.01)	(.15)	(.14)
Net realized and unrealized gain (loss)	1.15	(.77)	3.54	2.88	(1.34)	(10.49)	6.58
Total from investment activities	1.07	(1.03)	3.32	2.75	(1.35)	(10.64)	6.44
Distributions from net investment income	—	—	(.21)	—	—	—	—
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$18.69	$17.62	$18.65	$15.54	$12.79	$14.14	$24.78
Total Return (excluding account fees) (b)	6.07%	(5.52)%	21.35%	21.50%	(9.55)%	(42.94)%	35.11%
Ratios to Average Net Assets: (c)
Net investment loss	(.83)%	(1.25)%	(1.29)%	(.93)%	(.27)%	(.65)%	(.62)%
Total expenses	1.78%	2.00%	1.93%	2.10%	2.51%	1.74%	1.72%
Expenses waived or reimbursed (d)	— (f)	—	— (f)	(.33)%	(.76)%	—	—
Net expenses (e)	1.78%	2.00%	1.93%	1.77%	1.75%	1.74%	1.72%
Portfolio turnover rate	127%	210%	160%	219%	20%	140%	98%
Net assets, end of period (in thousands)	$35,805	$35,316	$40,604	$37,149	$32,488	$36,231	$68,881

*                 Effective December 31, 2008, the fiscal year changed to December 31.

**          Based on average monthly shares outstanding.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)          The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global MegaTrends Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*	2008	2007**
Net asset value, beginning of period	$7.68	$8.83	$8.15	$6.28	$6.60	$12.75	$11.07
Investment Activities
Net investment income (loss)	.01	.04	.06	.03	— (a)	— (a)	(.11)
Net realized and unrealized gain (loss)	.05	(1.19)	.63	1.86	(.31)	(5.30)	2.63
Total from investment activities	.06	(1.15)	.69	1.89	(.31)	(5.30)	2.52
Distributions
From net investment income	—	—	(.01)	(.02)	—	—	—
From net realized gains	—	—	—	—	—	(.85)	(.84)
From tax return of capital	—	—	—	—	(.01)	—	—
Total distributions	—	—	(.01)	(.02)	(.01)	(.85)	(.84)
Short-Term Trading Fees ***(a)	—	—	—	—	—	—	—
Net asset value, end of period	$7.74	$7.68	$8.83	$8.15	$6.28	$6.60	$12.75
Total Return (excluding account fees) (b)	.78%	(13.02)%	8.43%	30.15%	(4.74)%	(44.50)%	24.49%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.13%	.35%	.43%	.45%	(.20)%	(.06)%	(.93)%
Total expenses	2.83%	2.56%	2.44%	2.43%	2.96%	2.21%	2.49%
Expenses waived or reimbursed (d)	(.76)%	(.41)%	(.22)%	(.48)%	(1.11)%	(.21)%	—
Net expenses (e)	2.07%	2.15%	2.22%	1.95%	1.85%	2.00%	2.49%
Portfolio turnover rate (g)	177%	163%	104%	100%	29%	92%	65%
Net assets, end of period (in thousands)	$11,557	$12,450	$16,332	$28,557	$22,035	$25,387	$17,723

*                 Effective December 31, 2008, the fiscal year changed to December 31.

**          Effective October 1, 2007, U.S. Global Investors, Inc. assumed management of Global MegaTrends Fund from the former subadviser.

***   Based on average monthly shares outstanding.

(a)          The per share amount does not round to a full penny.

(b)         Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)          Ratios are annualized for periods of less than one year.

(d)         Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)          The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)            Effect on the expense ratio was not greater than 0.005%

(g)         Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

	Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Net asset value, beginning of period	$7.62	$8.79	$7.84
Investment Activities
Net investment income (loss)	(.06)	.04	.01
Net realized and unrealized gain (loss)	.12	(1.16)	1.02
Total from investment activities	.06	(1.12)	1.03
Distributions from net investment income	—	(.05)	(.08)
Short-Term Trading Fees	—	—	—
Net asset value, end of period	$7.68	$7.62	$8.79
Total Return (excluding account fees) (b)	.79%	(12.70)%	13.08%
Ratios to Average Net Assets: (c)
Net investment income	.33%	.70%	.51%
Total expenses	3.28%	2.81%	8.09%
Expenses waived or reimbursed (d)	(1.45)%	(1.00)%	(6.48)%
Net expenses (e)	1.83%	1.81%	1.61%
Portfolio turnover rate (g)	177%	163%	104%
Net assets, end of period (in thousands)	$1,559	$2,458	$3,970

(a)	From March 1, 2010, commencement of operations.
(b)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.
(d)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)

The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—

(f)	Effect on the expense ratio was not greater than 0.005%.
(g)	Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$9.36	$11.91	$8.85	$5.26	$20.52	$17.70	$17.22
Investment Activities
Net investment income (loss)	.01	(.19)	(.09)	(.01)	(.02 )**	.05 **	.21
Net realized and unrealized gain (loss)	(.23)	(2.02)	3.44	3.60	(13.92)**	5.86 **	2.86
Total from investment activities	(.22)	(2.21)	3.35	3.59	(13.94)	5.91	3.07
Distributions
From net investment income	—	(.34)	(.29)	—	—	(.95)	(.88)
From net realized gains	—	—	—	—	(1.32)	(2.14)	(1.71)
Total distributions	—	(.34)	(.29)	—	(1.32)	(3.09)	(2.59)
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$9.14	$9.36	$11.91	$8.85	$5.26	$20.52	$17.70
Total Return (excluding account fees) (b)	(2.35)%	(18.69)%	38.00%	68.25%	(67.70)%	37.59%	20.94%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.28%	(.79)%	(1.04)%	(.08)%	(.34)%	.28%	.74%
Total expenses	1.48%	1.72%	1.73%	1.64%	1.20%	.88%	.95%
Expenses waived or reimbursed (d)	—	—	—	(.17)%	(.12)%	—	—
Net expenses (e)	1.48%	1.72%	1.73%	1.47%	1.08%	.88%	.95%
Portfolio turnover rate (g)	56%	232%	145%	189%	100%	133%	122%
Net assets, end of period (in thousands)	$456,300	$551,793	$911,559	$740,072	$464,524	$2,010,581	$1,383,250

*	Effective December 31, 2008, the fiscal year changed to December 31.
**	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.
(d)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012		Year Ended December 31,						Six Months Ended December 31,		Year Ended June 30,
	(unaudited)		2011		2010		2009		2008*		2008	2007
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	(0.01)%	(0.01)%

(f)	Effect on the expense ratio was not greater than 0.005%.
(g)	Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

	Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011		Period Ended December 31, 2010 (a)
Net asset value, beginning of period	$9.39	$11.98		$8.87
Investment Activities
Net investment income (loss)	.08	—	*(b)	(.01)
Net realized and unrealized gain (loss)	(.28)	(2.17	)*	3.41
Total from investment activities	(.20)	(2.17)		3.40
Distributions from net investment income	—	(.42)		(.29)
Short-Term Trading Fees *(b)	—	—		—
Net asset value, end of period	$9.19	$9.39		$11.98
Total Return (excluding account fees) (c)	(2.13)%	(18.23)%		38.53%
Ratios to Average Net Assets: (d)
Net investment income (loss)	.73%	(.02)%		(.35)%
Total expenses	1.16%	1.29%		1.74%
Expenses waived or reimbursed (e)	(.16)%	(.20)%		(.66)%
Net expenses (f)	1.00%	1.09%		1.08%
Portfolio turnover rate (h)	56%	232%		145%
Net assets, end of period (in thousands)	$74,304	$55,985		$17,923

*	Based on average monthly shares outstanding.
(a)	From March 1, 2010, commencement of operations.
(b)	The per share amount does not round to a full penny.
(c)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)	Ratios are annualized for periods of less than one year.
(e)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(f)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Ratios to Average Net Assets: (d)
Expenses offset (g)	—	—	—

(g)	Effect on the expense ratio was not greater than 0.005%.
(h)	Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$13.18	$22.28	$17.42	$9.56	$25.32	$28.34	$28.86
Investment Activities
Net investment income (loss)	(.24)	(.32)	(.32 )**	(.18)	(.06 )**	(.13 )**	— **
Net realized and unrealized gain (loss)	(2.17)	(6.76)	8.16 **	8.71	(13.65)**	3.70 **	3.02
Total from investment activities	(2.41)	(7.08)	7.84	8.53	(13.71)	3.57	3.02
Distributions
From net investment income	—	(2.02)	(2.98)	(.67)	—	(3.25)	(1.52)
From net realized gains	—	—	—	—	(2.05)	(3.35)	(2.04)
Total distributions	—	(2.02)	(2.98)	(.67)	(2.05)	(6.60)	(3.56)
Short-Term Trading Fees **	— (a)	— (a)	— (a)	— (a)	— (a)	.01	.02
Net asset value, end of period	$10.77	$13.18	$22.28	$17.42	$9.56	$25.32	$28.34
Total Return (excluding account fees) (b)	(18.29)%	(32.58)%	45.38%	89.50%	(51.23)%	14.14%	11.48%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.98)%	(1.43)%	(1.68)%	(1.32)%	(.80)%	(.43)%	.06%
Total expenses	1.38%	1.67%	1.84%	1.75%	1.36%	.97%	.99%
Expenses waived or reimbursed (d)	—	—	—	(.17)%	(.11)%	—	—
Net expenses (e)	1.38%	1.67%	1.84%	1.58%	1.25%	.97%	.99%
Portfolio turnover rate (g)	21%	96%	68%	72%	27%	58%	54%
Net assets, end of period (in thousands)	$322,719	$436,504	$826,598	$639,035	$359,120	$949,014	$923,779

*	Effective December 31, 2008, the fiscal year changed to December 31.
**	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.
(d)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)	Effect on the expense ratio was not greater than 0.005%.
(g)	Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

	Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Net asset value, beginning of period	$13.10	$22.29	$17.36
Investment Activities
Net investment loss	(.33)	(.16 )*	(.10 )*
Net realized and unrealized gain (loss)	(2.03)	(6.84)*	8.14 *
Total from investment activities	(2.36)	(7.00)	8.04
Distributions from net investment income	—	(2.19)	(3.11)
Short-Term Trading Fees	—	—	—
Net asset value, end of period	$10.74	$13.10	$22.29
Total Return (excluding account fees) (b)	(18.02)%	(32.28)%	46.72%
Ratios to Average Net Assets: (c)
Net investment loss	(.42)%	(.87)%	(.86)%
Total expenses	2.81%	2.38%	15.19%
Expenses waived or reimbursed (d)	(2.00)%	(1.27)%	(14.06)%
Net expenses (e)	.81%	1.11%	1.13%
Portfolio turnover rate (g)	21%	96%	68%
Net assets, end of period (in thousands)	$1,084	$1,683	$2,233

*	Based on average monthly shares outstanding.
(a)	From March 1, 2010, commencement of operations.
(b)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.
(d)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Institutional Class
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—

(f)	Effect on the expense ratio was not greater than 0.005%.
(g)	Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$12.61	$19.60	$15.46	$10.83	$17.18	$14.99	$15.48
Investment Activities
Net investment income (loss)	(.05)	(.17)	(.21)	(.17 )**	(.03)	(.08 )**	.05
Net realized and unrealized gain (loss)	(1.75)	(4.28)	5.91	4.84	(5.59)	4.69	(.56)
Total from investment activities	(1.80)	(4.45)	5.70	4.67	(5.62)	4.61	(.51)
Distributions
From net investment income	—	—	(.26)	(.04)	—	—	—
From net realized gains	—	(2.54)	(1.31)	—	(.73)	(2.43)	—
Total distributions	—	(2.54)	(1.57)	(.04)	(.73)	(2.43)	—
Short-Term Trading Fees **	— (a)	— (a)	.01	— (a)	— (a)	.01	.02
Net asset value, end of period	$10.81	$12.61	$19.60	$15.46	$10.83	$17.18	$14.99
Total Return (excluding account fees) (b)	(14.27)%	(23.97)%	36.88%	43.11%	(31.51)%	33.49%	(3.17)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.59)%	(1.06)%	(1.46)%	(1.16)%	(.66)%	(.41)%	.31%
Total expenses	1.44%	1.56%	1.80%	1.69%	1.54%	1.27%	1.29%
Expenses waived or reimbursed (d)	—	—	—	(.15)%	(.15)%	—	—
Net expenses (e)	1.44%	1.56%	1.80%	1.54%	1.39%	1.27%	1.29%
Portfolio turnover rate	45%	155%	103%	135%	61%	93%	72%
Net assets, end of period (in thousands)	$155,570	$195,087	$300,949	$234,393	$192,206	$259,022	$178,762

*	Effective December 31, 2008, the fiscal year changed to December 31.
**	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)

Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.
(d)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012		Year Ended December 31,						Six Months Ended December 31,		Year Ended June 30,
	(unaudited)		2011		2010		2009		2008*		2008		2007
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	(0.01)%

(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Eastern European Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*/**	2008***	2007***
Net asset value, beginning of period	$7.79	$10.81	$9.11	$5.12	$6.35	$19.91	$15.44
Investment Activities
Net investment income (loss)	.16	.03	(.04)	— (a)	(.03)	(.03)	(.10)
Net realized and unrealized gain (loss)	.23	(3.05)	1.74	3.99	(1.20)	(10.10)	6.83
Total from investment activities	.39	(3.02)	1.70	3.99	(1.23)	(10.13)	6.73
Distributions
From net investment income	—	—	—	—	—	—	(.29)
From net realized gains	—	—	—	—	—	(3.46)	(1.98)
Total distributions	—	—	—	—	—	(3.46)	(2.27)
Short-Term Trading Fees ****	— (a)	— (a)	— (a)	— (a)	— (a)	.03	.01
Net asset value, end of period	$8.18	$7.79	$10.81	$9.11	$5.12	$6.35	$19.91
Total Return (excluding account fees) (b)	5.01%	(27.94)%	18.66%	77.93%	(19.37)%	(61.36)%	48.74%
Ratios to Average Net Assets: (c)
Net investment income (loss)	3.45%	.25%	(.36)%	— (f)	(3.02)%	(.15)%	(.61)%
Total expenses	2.17%	1.98%	1.91%	2.04%	2.37%	1.96%	1.98%
Expenses waived or reimbursed (d)	—	—	—	(.08)%	(.27)%	— (f)	—
Net expenses (e)	2.17%	1.98%	1.91%	1.96%	2.10%	1.96%	1.98%
Portfolio turnover rate	41%	85%	69%	80%	11%	82%	54%
Net assets, end of period (in thousands)	$177,019	$193,599	$440,037	$464,409	$317,320	$415,494	$1,582,707

*         Effective December 31, 2008, the fiscal year changed to December 31.

**       Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***    The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

****  Based on average monthly shares outstanding.

(a)       The per share amount does not round to a full penny.

(b)      Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)       Ratios are annualized for periods of less than one year.

(d)      Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)       The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012		Year Ended December 31,						Two Months Ended December 31,		Year Ended October 31,
	(unaudited)		2011		2010		2009		2008*/**		2008***	2007***
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	(0.01)%	(0.01)%

(f)       Effect on the ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global Emerging Markets Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2011	2010	2009	2008*/**	2008	2007
Net asset value, beginning of period	$6.82	$9.17	$7.95	$5.29	$5.94	$21.88	$13.93
Investment Activities
Net investment income (loss)	.02	(.07)	(.11)	(.05)	(.01)	(.43)	(.13)
Net realized and unrealized gain (loss)	.02	(2.28)	1.32	2.71	(.56)	(11.98)	9.18
Total from investment activities	.04	(2.35)	1.21	2.66	(.57)	(12.41)	9.05
Distributions
From net investment income	—	—	—	—	—	(.46)	—
From net realized gains	—	—	—	—	—	(3.11)	(1.13)
From tax return of capital	—	—	—	—	(.08)	—	—
Total distributions	—	—	—	—	(.08)	(3.57)	(1.13)
Short-Term Trading Fees ***	— (a)	— (a)	.01	— (a)	— (a)	.04	.03
Net asset value, end of period	$6.86	$6.82	$9.17	$7.95	$5.29	$5.94	$21.88
Total Return (excluding account fees) (b)	.59%	(25.63)%	15.35%	50.28%	(9.59)%	(66.81)%	69.52%
Ratios to Average Net Assets (c):
Net investment income (loss)	.65%	(.68)%	(1.22)%	(.77)%	(1.16)%	(1.01)%	(.92)%
Total expenses	4.58%	3.97%	3.76%	4.02%	6.83%	2.80%	2.75%
Expenses waived or reimbursed (d)	(1.73)%	(1.01)%	(.77)%	(1.38)%	(4.33)%	(.30)%	(.39)%
Net expenses (e)	2.85%	2.96%	2.99%	2.64%	2.50%	2.50%	2.36%
Portfolio turnover rate	225%	250%	190%	166%	21%	83%	125%
Net assets, end of period (in thousands)	$7,962	$8,224	$13,403	$13,819	$9,663	$11,708	$59,621

*         Effective December 31, 2008, the fiscal year changed to December 31.

**       Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***    Based on average monthly shares outstanding.

(a)       The per share amount does not round to a full penny.

(b)      Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)       Ratios are annualized for periods of less than one year.

(d)      Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)       The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012		Year Ended December 31,						Two Months Ended December 31,		Year Ended October 31,
	(unaudited)		2011		2010		2009		2008*/**		2008		2007
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	n/a

(f)       Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Net asset value, beginning of period	$6.81	$9.47	$8.36	$5.59	$9.09	$12.55	$8.71
Investment Activities
Net investment income (loss)	.04	(.08)	(.12)	(.05)	(.02 )**	(.03 )**	— **
Net realized and unrealized gain (loss)	(.02)	(2.59)	1.22	2.81	(3.49)**	(.27 )**	3.98 **
Total from investment activities	.02	(2.67)	1.10	2.76	(3.51)	(.30)	3.98
Distributions
From net investment income	—	—	—	—	—	(.10)	(.16)
From net realized gains	—	—	—	—	—	(2.93)	—
From tax return of capital	—	—	—	—	—	(.17)	—
Total distributions	—	—	—	—	—	(3.20)	(.16)
Short-Term Trading Fees **	— (a)	.01	.01	.01	.01	.04	.02
Net asset value, end of period	$6.83	$6.81	$9.47	$8.36	$5.59	$9.09	$12.55
Total Return (excluding account fees) (b)	.29%	(28.09)%	13.28%	49.55%	(38.50)%	(8.58)%	46.34%
Ratios to Average Net Assets: (c)
Net investment income (loss)	1.12%	(.64)%	(1.02)%	(.79)%	(.47)%	(.26)%	.02%
Total expenses	2.49%	2.49%	2.39%	2.47%	2.46%	1.95%	2.02%
Expenses waived or reimbursed (d)	(.26)%	(.08)%	—	(.45)%	(.27)%	—	—
Net expenses (e)	2.23%	2.41%	2.39%	2.02%	2.19%	1.95%	2.02%
Portfolio turnover rate	126%	426%	242%	327%	117%	208%	208%
Net assets, end of period (in thousands)	$28,272	$30,635	$51,843	$56,323	$38,348	$81,109	$93,805

*         Effective December 31, 2008, the fiscal year changed to December 31.

**       Based on average monthly shares outstanding.

(a)       The per share amount does not round to a full penny.

(b)      Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)       Ratios are annualized for periods of less than one year.

(d)      Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reduction not occurred.

(e)       The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2012	Year Ended December 31,			Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2011	2010	2009	2008*	2008	2007
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)       Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds’ statement of additional information (Form 485B), which can be found on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds’ Forms N-Q on the SEC’s website at www.sec.gov. You may also visit or call the SEC’s Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Rev. 08/2010

FACTS	WHAT DOES U.S. GLOBAL INVESTORS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• transaction history and checking account information

• account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons U.S. Global Investors chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does U.S.Global Investors share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-US-Funds (1-800-873-8637) or go to www.usfunds.com

Who we are

Who is providing this notice?	U.S. Global Investors, Inc., U.S. Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. (collectively known as U.S. Global Investors)

What we do

How does U.S. Global Investors protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does U.S. Global Investors collect my personal information?

We collect your personal information, for example, when you
•   open an account or buy securities from us
•   direct us to sell your securities or give us your contact information
•   tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include U.S. Global Investors, Inc., U.S. Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Nonaffiliates we share personal information with include companies that perform marketing on our behalf, printing and mailing companies, and companies that service your account(s).

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • U.S. Global Investors doesn’t jointly market.

2

P.O. Box 659405

San Antonio, Texas

78265-9604

Want to reduce paper waste?

You can receive this report and other important documents electronically. Please visit www.usfunds.com and sign up at Access My Account. If you need further assistance, please call us at 800-873-8637.

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                      The registrant’s president and treasurer have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                     There was no change in the registrant’s internal control over financial reporting that occurred in the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)                    Required only in annual report on Form N-CSR.

(a)(2)                  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002.

(b)                                 Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 31, 2012

By:	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Treasurer

Date:	August 31, 2012